Annual Report as of August 31, 2001

The First Family of Mutual Funds

Table of Contents

Letter to Shareholders	1	Financial Highlights
Evergreen Florida High Income		Evergreen Florida High Income Muncipal Bond Fund	23
Municipal Bond Fund		Evergreen Florida Municipal Bond Fund	25
Fund at a Glance	2	Evergreen Georgia Municipal Bond Fund	27
Evergreen Florida Municipal Bond Fund		Evergreen Maryland Municipal Bond Fund	29
Fund at a Glance	5	Evergreen North Carolina Municipal Bond Fund	31
Evergreen Georgia Municipal Bond Fund		Evergreen South Carolina Municipal Bond Fund	33
Fund at a Glance	8	Evergreen Virginia Municipal Bond Fund	35
Evergreen Maryland Municipal Bond Fund		Schedule of Investments
Fund at a Glance	11	Evergreen Florida High Income Municipal Bond Fund	37
Evergreen North Carolina Municipal		Evergreen Florida Municipal Bond Fund	45
Bond Fund		Evergreen Georgia Municipal Bond Fund	52
Fund at a Glance	14	Evergreen Maryland Municipal Bond Fund	56
Evergreen South Carolina Municipal		Evergreen North Carolina Municipal Bond Fund	59
Bond Fund		Evergreen South Carolina Municipal Bond Fund	64
Fund at a Glance	17	Evergreen Virginia Municipal Bond Fund	67
Evergreen Virginia Municipal Bond Fund		Combined Notes to Schedules of Investments	73
Fund at a Glance	20	Statements of Assets and Liabilities	74
		Statements of Operations	75
		Statements of Changes in Net Assets	76
		Combined Notes to Financial Statements	78
		Independent Auditors’ Report	87
		Additional Information	88

Evergreen Funds

Evergreen Funds is one of the nation’s fastest growing investment companies with more than $90 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:	NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen Distributor, Inc.
Evergreen FundsSM is a service mark of Evergreen Investment Services, Inc.

Letter to Shareholders

October 2001

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

Dear Evergreen Shareholders,

Markets Negatively Impacted after National Tragedy

Since the national tragedy of September 11, 2001, financial markets have suffered closures, losses and negative sentiment surrounding the potential effects of an economic recession. The stock market has witnessed days of strong resurgence coupled with significant single-day point declines. The national mood, while sometimes somber, appears to be infused with a determined patriotic spirit that is challenging predictions of economic recession.

An incident such as this has impacted the U.S. financial markets’ ability to conduct business as usual. Fortunately, immediately following the events, Central Banks cooperated to facilitate global liquidity needs. Despite sharp initial declines in many markets, European exchanges, the U.S. dollar and oil prices stabilized approximately 48 hours after the event. Since the tragedy, the markets have seen more negative days than positive, but historically, the markets have been volatile, with declines of over 10 percent 21 times, and over 20 percent 8 times, since 1970. As expected in the short term, we will most likely find ourselves in a rocky and difficult period.

Regardless of the temporary disruptions the markets have faced, we want to assure you that this situation does not have a lasting effect on our management of your assets. Evergreen invests in securities of productive and financially solid corporations, and sound national and municipal governments. While a terrorist attack can create dislocation, it will not overcome the economic and financial opportunities of this nation and the world.

Rest assured our investment disciplines have not been interrupted by this sequence of events. Our systems and investment professionals are in place, and we continue to evaluate your portfolio and the financial markets. Our thoughts and prayers go out to all of you whose colleagues, friends and families were impacted by this terrible event. We remain committed to the continued management of your portfolio in this time of extreme challenge for the financial markets and for our country.

Market Update as of August 31, 2001

The year ending August 31 was one of the more disappointing ones in more than two decades of stock market activity. During this twelve-month period, the S&P 500 Index was off over 8% and most other major indices showed major declines. Leading the market lower was the technology sector, which was adjusting for a very overbought position built up during the previous two years. However, the market itself was not the only problem, the economy slowed markedly as a result of the monetary tightening policy implemented by the Federal Reserve Board.

As both the stock market and the economy continued to show a decline as the new calendar year began, the Federal Reserve Board changed policies and began an aggressive program of interest rate reductions. While these reductions in interest rates have helped the bond market, the economy and the stock market have yet to react to the new aggressive policy. We remain convinced that we were in a process of normal economic cyclical slowdown up until the events of September 11th. Although we had expected that the economy and corporate profits would react positively to the monetary and fiscal stimulation put into place, we believe now that the timetable for that recovery may stretch out further. History has shown us that after sudden external shocks, the markets may react negatively in the immediate days following, but tend to recover in the subsequent months.

We invite you to visit our enhanced website, www.EvergreenInvestments.com, for more information about Evergreen Funds. Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President & CEO
Evergreen Investment Company, Inc.

Dennis H. Ferro
Chief Investment Officer
Evergreen Investment Management Company

EVERGREEN
Florida High Income Municipal Bond Fund
Fund at a Glance as of August 31,  2001

Portfolio
Characteristics

Total Net Assets	$441,602,373

Average Credit Quality	BB+

Effective Maturity	12.1 years

Average Duration	6.8 years

PERFORMANCE AND RETURNS1
Portfolio Inception Date: 6/17/1992 Class Inception Date	Class A 6/17/1992	Class B 7/10/1995	Class C 3/6/1998	Class I*** 9/20/1995

Average Annual Returns*

1 year with sales charge	3.00%	2.32%	5.32%	N/A

1 year w/o sales charge	8.13%	7.32%	7.32%	8.40%

5 years	4.74%	4.64%	5.21%	6.02%

Since Portfolio Inception	6.12%	6.15%	6.38%	6.85%

Maximum Sales Charge	4.75 Front End %	5.00 CDSC %	2.00 CDSC %	N/A

30-day SEC yield	5.34%	4.86%	4.85%	5.86%

Taxable Equivalent Yield**	8.70%	7.92%	7.90%	9.54%

12-month distributions per share	$0.60	$0.52	$0.52	$0.62

*	Adjusted for maximum applicable sales charge unless noted.
**	Assumes maximum 38.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.
***	Effective at the close of business on May 11, 2001, Class Y shares were renamed as Class I shares.

Comparison of a $10,000 investment in Evergreen Florida High Income Municipal Bond Fund, Class A shares1, versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The LBMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

The fund’s yield will fluctuate, and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax.

Funds that concentrate their investments in a single state may face increased risk of price fluctuation over more diversified funds due to adverse developments within that state.

All data is as of August 31, 2001 and is subject to change.

EVERGREEN
Florida High Income Municipal Bond Fund
Portfolio Manager Interview

Portfolio
Management

Richard K. Marrone Tenure: January 1995

Evergreen Florida High Income Municipal Bond Fund’s Class A shares returned 8.13%, exclusive of any applicable sales charges, for the twelve-month period ended August 31, 2001, compared to the 10.19% return produced by the Lehman Brothers Municipal Bond Index. We attribute the difference to a difference in performance objectives. The fund seeks to maximize income and price stability, and in contrast, the Lehman Brothers Municipal Bond Index reflects total return. Specifically, the Lehman Brothers Municipal Bond Index had a longer duration than the fund during the period. Expressed in years, duration measures sensitivity to interest rate changes. A longer duration creates greater sensitivity to changes in interest rates and conversely, a shorter duration enhances price stability. Total return potential is improved by lengthening duration when interest rates fall; however, a longer duration also increases a bond’s susceptibility to price declines when interest rates rise and prices move lower. Given the fund’s emphasis on income and price stability rather than total return, duration tended to be shorter than that of the Lehman Brothers Municipal Bond Index. Furthermore, unlike an index, the fund is subject to expenses which lower total return.

The environment for municipal bonds was extremely positive over the past twelve months. Prices rose, forcing yields lower, on dramatically weaker economic growth, a jittery stock market, and positive supply and demand factors. The Federal Reserve Board cut interest rates seven times during the period — bringing the federal funds rate to its lowest level since May 1994 — as the nation’s central bank sought to avert a recession and stabilize fluctuating stock prices. Federal funds are excess reserves that banks lend to each other. The rate is set in the open market and is a benchmark for other short-term rates. The stock market had become increasing volatile as economic growth began to slide. As a result, many investors diversified assets; in many cases, fleeing stocks for the perceived safety of bonds. Inflation remained low in this environment, also supporting prices. By July 2001, the consumer price index — a measure of inflation at the retail level — had fallen to an annualized rate of 2.7% from an annualized rate of 3.7% in January 2001. Further, July 2001’s producer price index, a measure of inflation at the wholesale level, experienced its largest decline in eight years. Another factor boosting bond prices was a favorable supply/demand relationship. The reinvestment of substantial principal and interest payments in the tax-exempt market, combined with cash that was reallocated from stocks to bonds created strong demand for municipal securities. Supply, however, remained limited,

EVERGREEN
Florida High Income Municipal Bond Fund
Portfolio Manager Interview

particularly for Florida high-yield municipal bonds. Further, investors stretched for yield as interest rates fell. As a result, bonds with lower-ratings outperformed their higher-rated counterparts.

We focused on the fund’s longer-term objectives of maximizing income and price stability as well as monitoring credit quality. With the market’s strength, we took the opportunity to fine-tune the fund’s structure, selling selected bonds that no longer met our credit criteria. These lower-rated securities had experienced attractive price appreciation given the strong demand for higher-yielding paper. We reinvested proceeds in higher-quality bonds. In addition to improving overall credit quality, we believe the higher-rated bonds provided better relative value in light of the significant price advances experienced by lower-quality bonds. The new holdings included some callable bonds with higher coupons, which tended to provide higher-than-average yields. Callable bonds can be called from the investor by the issuer on a pre-determined date. Most bonds have call features; however, coupons and call dates vary with each security. Investors assess the potential for a bond being called by evaluating its coupon and call dates relative to the current interest rate environment. Generally, the higher the coupon and nearer the call date, the greater the chance of a bond being called and the higher the yield provided by the bond to investors. As of August 31, 2001, the fund’s average rating was “BB+”, its effective maturity was 12.1 years and its average duration was 6.8 years.

We are very positive about prospects for the tax-advantaged market heading into the final months of 2001. We believe many of the trends that pushed bond prices higher over the past year could continue, including slower economic growth, low inflation, uncertainty in the stock market, and positive supply and demand factors. The economy remains stubbornly sluggish, despite aggressive attempts by both the Federal Reserve Board and the federal government to reinvigorate growth. This slowdown should most likely still have a negative effect on stock prices, causing investors to diversify assets. Buoyed by yields that were booked when rates were higher, the fund’s yield remains attractive relative to current market levels. Further, the fund offers a diverse group of holdings that are constantly researched and monitored by our team of investment professionals. With its emphasis on income and quality, an outlook of positive economic fundamentals and favorable supply and demand factors, we are optimistic that the fund has the potential to provide generous returns in the months ahead.

EVERGREEN
Florida Municipal Bond Fund
Fund at a Glance as of August 31, 2001

Portfolio
Characteristics

Total Net Assets	$485,187,073

Average Credit Quality	AA

Effective Maturity	13.6 years

Average Duration	11.4 years

PERFORMANCE AND RETURNS2
Portfolio Inception Date: 5/11/1988 Class Inception Date	Class A 5/11/1988	Class B 6/30/1995	Class C 1/26/1998	Class I*** 6/30/1995

Average Annual Returns*

1 year with sales charge	3.63%	2.83%	5.83%	N/A

1 year w/o sales charge	8.79%	7.83%	7.83%	8.90%

5 years	4.90%	4.63%	5.23%	6.01%

Since Portfolio Inception	6.77%	6.71%	6.90%	7.20%

Maximum Sales Charge	4.75 Front End %	5.00 CDSC %	2.00 CDSC %	N/A

30-day SEC yield	4.75%	4.11%	4.09%	5.10%

Taxable Equivalent Yield**	7.74%	6.69%	6.66%	8.31%

12-month distributions per share	$0.47	$0.39	$0.39	$0.48

*	Adjusted for maximum applicable sales charge unless noted.
**	Assumes maximum 38.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.
***	Effective at the close of business on May 11, 2001, Class Y shares were renamed as Class I shares.

Comparison of a $10,000 investment in Evergreen Florida Municipal Bond Fund, Class A shares2, versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The LBMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date of 8/31/2001.

The Fixed-Income Style Box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

1 Source: Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher. The advisor is waiving a portion of its advisory fee for the Fund and reimbursing a portion of the 12b-1 expense for Class A. Had the fee not been waived or the expense reimbursed, returns would have been lower.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

The fund’s yield will fluctuate, and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax.

Funds that concentrate their investments in a single state may face increased risk of price fluctuation over more diversified funds due to adverse developments within that state.

All data is as of August 31, 2001 and is subject to change.

EVERGREEN
Florida Municipal Bond Fund
Portfolio Manager Interview

Portfolio
Management

Richard K. Marrone Tenure: January 1998

Evergreen Florida Municipal Bond Fund’s Class A shares returned 8.79%, exclusive of any applicable sales charges, for the twelve-month period ended August 31, 2001, compared to the 10.19% return produced by the Lehman Brothers Municipal Bond Index. We attribute the lag to a difference in performance objectives. The fund seeks to maximize income and price stability while the Index reflects total return. Specifically, the Lehman Brother Municipal Bond Index had a longer duration than the fund during the period. Expressed in years, duration measures sensitivity to interest rate changes. A longer duration creates greater sensitivity to changes in interest rates and conversely, a shorter duration enhances price stability. Total return potential is improved by lengthening duration when interest rates fall, such as the environment we experienced over the past year. However, a longer duration also increases a bond’s susceptibility to price declines when interest rates rise and prices move lower. The fund’s duration tended to be shorter than that of the Lehman Brothers Municipal Bond Index because of the fund’s emphasis on income and price stability rather than total return. Further, unlike an index, the fund is subject to expenses which lower total return.

Prices rose and yields fell in the tax-advantaged market over the past year as a combination of substantially slower economic growth, volatile stock prices and strong supply/demand technicals all contributed to a favorable investment environment. The economy’s sharp pullback prompted the Federal Reserve Board to lower interest rates seven times — first to preempt a recession, and later to avert a panic in the stock market. The cuts pushed the federal funds rate to its lowest level since May 1994. Federal funds are excess reserves that banks lend to each other. The rate is set in the open market and is a benchmark for all other short-term rates. Inflation also remained low. Reflecting inflation at the wholesale level, July 2001’s producer price index experienced its largest decline in 8-years. Inflation also fell at the retail level. July 2001’s consumer price index dropped to an annualized rate of 2.7% from a 3.7% annualized rate in January 2001.

The economy remained weak despite the Fed’s aggressive actions, causing increasing uncertainty and concerns among stock investors. Equity prices fell and to avoid further loss many investors diversified assets away from stocks, heading to the perceived safety of bonds. The demand for bonds was already strong from bondholders seeking to reinvest significant principal and interest payments and the inflow from the stock market drove bond prices even higher. Compounding the situation, the supply of bonds was limited and interest rates were falling. This prompted many investors to

EVERGREEN
Florida Municipal Bond Fund
Portfolio Manager Interview

seek lower-rated bonds because of their incremental yield. The demand catapulted the prices of lower-rated bonds upward, causing the securities to outperform their higher-rated counterparts. As a result, the yield premiums offered by lower-rated bonds over bonds with higher ratings declined.

Our strategies focused on the fund’s longer-term objectives of maximizing income and enhancing price stability. We also took advantage of the heavy demand for higher-yielding bonds to lighten up on lower-rated positions that no longer met our credit criteria. Market conditions were exceptionally favorable for selling these securities. Typically, lower-rated bonds are less liquid than many higher-rated securities. However, because demand was so strong for higher yielding paper, we were able to sell those holdings quickly at extremely attractive prices. We reinforced income and price stability by investing in bonds with higher coupons, shorter call dates and maturities in the 12–15 year maturity range. Often, these bonds were issued by housing authorities and offered higher-than-average yields. The combination of these strategies improved the overall quality of the fund. In our opinion, the higher-rated bonds also reflected better relative value because of the more limited yield premiums available from bonds with lower ratings. As of August 31, 2001, the fund’s average rating was “AA”, its effective maturity was 13.6 years and its average duration was 11.4 years.

Our outlook for Florida municipal bonds is positive over the next few months. We think many of the trends that pushed prices higher during the fiscal period could continue. We expect little change in the economy. This persistent sluggishness should keep the trends of an easier monetary policy, minimal inflation and cautiousness among stock investors intact.

The value of a diversified personal portfolio, with a portion dedicated to liquid, income-oriented securities was strongly reinforced over the past year. Many of the fund’s positions were established when interest rates were higher. We believe this should help preserve yield and keep the fund’s yield attractive relative to current market rates. Heading forward, we believe the fund’s structure, combined with favorable economic fundamentals and supply/demand technicals to produce solid performance, is well positioned for the longer term.

EVERGREEN
Georgia Municipal Bond Fund
Fund at a Glance as of August 31, 2001

Portfolio
Characteristics

Total Net Assets	$90,780,019

Average Credit Quality	AA

Effective Maturity	12.4 years

Average Duration	6.3 years

PERFORMANCE AND RETURNS2
Portfolio Inception Date: 7/2/1993 Class Inception Date	Class A 7/2/1993	Class B 7/2/1993	Class I*** 2/28/1994

Average Annual Returns*

1 year with sales charge	4.40%	3.83%	N/A

1 year w/o sales charge	9.65%	8.83%	9.92%

5 years	5.38%	5.31%	6.69%

Since Portfolio Inception	4.71%	4.60%	5.58%

Maximum Sales Charge	4.75 Front End %	5.00 CDSC %	N/A

30-day SEC yield	4.37%	3.84%	4.82%

Taxable Equivalent Yield**	7.12%	6.25%	7.85%

12-month distributions per share	$0.48	$0.40	$0.50

*	Adjusted for maximum applicable sales charge unless noted.
**	Assumes maximum 38.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.
***	Effective at the close of business on May 11, 2001, Class Y shares were renamed as Class I shares.

Comparison of a $10,000 investment in Evergreen Georgia Municipal Bond Fund, Class A shares2, versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The LBMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date of 8/31/2001.

The Fixed-Income Style Box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

1 Source: Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class I prior to its inception is based on the performance of Class A, one of the original classes offered along with Class B. The historical returns for Class I include the effect of the 0.25% 12b-1 fee applicable to Class A. Class I does not pay a 12b-1 fee. If these fees had not been reflected, returns for Class I would have been higher. Class B pays a 12b-1 fee of 1.00%. The advisor is waiving a portion of its advisory fee. Had fees not been waived, returns would have been lower.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

The fund’s yield will fluctuate, and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax.

Funds that concentrate their investments in a single state may face increased risk of price fluctuation over more diversified funds due to adverse developments within that state.

All data is as of August 31, 2001 and is subject to change.

EVERGREEN
Georgia Municipal Bond Fund
Portfolio Manager Interview

Portfolio
Management

Charles E. Jeanne, CFA Tenure: November 1997

For the twelve-month period ended August 31, 2001, the Evergreen Georgia Municipal Bond Fund’s Class A shares returned 9.65%, exclusive of any applicable sales charges, versus the 10.19% return produced by the Lehman Brothers Municipal Bond Index for the same period. We attribute the modest lag to a difference in performance objectives. The fund seeks to maximize income and in contrast, the Lehman Brothers Municipal Bond Index emphasizes total return. Securities selected to build income and price stability tend to underperform securities with greater total return potential in a declining interest rate environment, such as the one we experienced over the past year. Conversely, bonds with more of an income-orientation typically outperform bonds that are geared toward total return when interest rates are rising or holding steady. Further, unlike the Lehman Brothers Municipal Bond Index, the fund is subject to expenses which lower total return.

A slowing economy, faltering stock prices and favorable supply/demand factors pushed interest rates lower and bond prices higher over the past year. Economic growth, which had been robust in the months preceding this fiscal period slowed dramatically prompting the Federal Reserve Board to cut interest rates seven times to stave off a recession. These actions drove 30-year municipal bond yields 0.50% lower and caused short-term yields to fall by 1.30% in the fund’s fiscal period. The stock market’s volatility also helped give a lift to bond prices. Many investors sold stocks to diversify assets, directing the proceeds to the perceived safe-havens of bond funds, individual bonds and money market funds. In the tax-exempt market, demand for bonds grew as investors sought to reinvest substantial principal and interest payments. This demand increased further from the influx of new cash that came out of the stock market. The supply of municipal bonds remained tight, however, and the combination of heavy demand and limited supply also benefited prices. Further, investors stretched for yield as interest rates fell. As a result, the yield premiums provided by lower-rated bonds over their higher-rated counterparts — “spreads” as they are known to investors — declined or “narrowed”.

Our management strategies emphasized income and quality. We also took advantage of realizing gains in selected positions as prices appreciated. Proceeds were reinvested in securities that would enhance price stability as part of a longer-term

EVERGREEN
Georgia Municipal Bond Fund
Portfolio Manager Interview

strategy. Specifically, we sold lower-rated bonds whose prices rose substantially bringing them to levels that we believed maximized their value potential. We also sold non-callable bonds with longer-maturities as well as securities with longer durations. Expressed in years, duration measures a bond’s sensitivity to interest rate changes. Bonds with longer durations are more sensitive to changes in interest rates and conversely, bonds with shorter durations experience more limited price movement as interest rates fluctuate. The fund’s holdings in non-callable bonds with longer maturities and its position in longer duration bonds enhanced total return as interest rates fell. Demand was strong for bonds with these characteristics, driving prices to extremely attractive levels for selling. We reinvested proceeds in bonds with higher coupons that should contribute solidly to the fund’s income stream as well as limit price fluctuations. In certain situations, we also were able to invest in higher-rated securities that provided incremental yield over bonds with comparable ratings. As of August 31, 2001, the fund’s average rating was “AA”, its effective maturity was 12.4 years and its average duration was 6.3 years.

We are optimistic about Georgia municipal bonds as we head into the final months of 2001. We believe economic growth could remain slow in the coming months, which should bode well for bonds. The economy appears to be stubbornly sluggish despite the Federal Reserve Board’s swift and powerful actions and the federal government’s tax rebate. The inability to stimulate the desired level of stronger growth also should continue to create uncertainty in the stock market, increasing the attractiveness of bonds as an investment alternative. We expect the bond market to benefit from these factors until signs of a sustainable economic recovery are established and investor confidence is restored. However, it would be surprising to see increased price fluctuations while the economy establishes a clear direction.

In our opinion, the ongoing uncertainty in the financial markets underscores the importance of diversifying assets, as well as maintaining a portion of personal portfolios that are both high quality and highly liquid. We believe the fund exemplifies those attributes, and further, offers the benefit of providing tax-advantaged income to Georgia residents. Over the next few months, we intend to continue managing the fund with a continued emphasis on quality, income and price stability. We believe this focus, combined with the structure that was reinforced during the past fiscal period, should provide shareholders with solid returns going forward.

EVERGREEN
Maryland Municipal Bond Fund
Fund at a Glance as of August 31, 2001

Portfolio
Characteristics

Total Net Assets	$53,366,524

Average Credit Quality	AA

Effective Maturity	12.0 years

Average Duration	5.0 years

PERFORMANCE AND RETURNS2
Portfolio Inception Date: 10/30/1990 Class Inception Date	Class A 10/30/1990	Class B 3/27/1998	Class C 12/23/1998	Class I*** 10/30/1990

Average Annual Returns*

1 year with sales charge	3.71%	3.10%	6.10%	N/A

1 year w/o sales charge	8.91%	8.10%	8.10%	9.18%

5 years	4.30%	4.45%	5.00%	5.58%

Since Portfolio Inception	5.10%	5.41%	5.51%	5.78%

Maximum Sales Charge	4.75 Front End %	5.00 CDSC %	2.00 CDSC %	N/A

30-day SEC yield	4.01%	3.46%	3.45%	4.46%

Taxable Equivalent Yield**	6.53%	5.63%	5.62%	7.26%

12-month distributions per share	$0.49	$0.41	$0.41	$0.52

*	Adjusted for maximum applicable sales charge unless noted.
**	Assumes maximum 38.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.
***	Effective at the close of business on May 11, 2001, Class Y shares were renamed as Class I shares.

Comparison of a $10,000 investment in Evergreen Maryland Municipal Bond Fund, Class A shares2, versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The LBMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date of 8/31/2001.

The Fixed-Income Style Box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

1 Source: Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes B and C prior to their inception is based on the performance of Class I, one of the original classes offered along with Class A. These historical returns for Classes B and C have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower. The advisor is waiving a portion of its advisory fee. Had fees not been waived, returns would have been lower.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

The fund’s yield will fluctuate, and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax.

Funds that concentrate their investments in a single state may face increased risk of price fluctuation over diversified funds due to adverse developments within that state.

All data is as of August 31, 2001 and is subject to change.

EVERGREEN
Maryland Municipal Bond Fund
Portfolio Manager Interview

Portfolio
Management

Keith D. Lowe, CFA Tenure: November 1999

For the twelve-month period ended August 31, 2001, the Evergreen Maryland Municipal Bond Fund’s Class A shares returned 8.91%, exclusive of any applicable sales charges, versus the 10.19% return produced by the Lehman Brothers Municipal Bond Index. We attribute the lag to a difference in performance objectives. The fund seeks to maximize income and price stability while the Lehman Brothers Municipal Bond Index reflects total return. Bonds geared toward total return tend to outperform income-oriented securities when interest rates decline, such as they did over the past year. However, when interest rates rise or hold steady, bonds with a heavier income-orientation typically generate stronger performances than bonds with greater total return potential. Further, unlike the Lehman Brothers Municipal Bond Index, the fund is subject to expenses which lower returns.

Municipal bond prices rose over the past year — driving yields lower — on stubbornly sluggish economic growth, volatile stock prices and favorable supply and demand characteristics. The Federal Reserve Board cut interest rates seven times in an effort to jumpstart the economy. Having slowed dramatically since early 2000, the economy showed few signs of strength, despite aggressive Fed easing. The inability to revive growth increased uncertainty in the stock market, putting additional downward pressure on stock prices. Seeking refuge from the market’s gyrations, many investors fled from stocks to the perceived safe-haven of bonds. This influx of cash created significant demand for municipal bonds, especially when combined with the hefty principal and interest payments that needed to be reinvested. Further, scarce supply gave a lift to prices. This was particularly true in Maryland where continued strong tax revenues offset the need to issue debt. The state’s diverse economy bucked the national trend and remained robust. In fact, Maryland’s $538 million surplus closed budget gaps for the foreseeable future, enabling officials to increase reserves in the state’s rainy day fund. Limited supply also caused yield premiums to decline. Investors stretched for yield as interest rates fell, increasing demand for higher-yielding, lower-rated bonds. As a result, lower-rated bonds outperformed their higher-rated counterparts.

EVERGREEN
Maryland Municipal Bond Fund
Portfolio Manager Interview

We focused on the fund’s longer-term strategies of enhancing income and price stability, fine-tuning positions. We monitored the fund’s older, higher-yielding holdings — locked-in when rates were higher — which contributed solidly to performance. New cash flows were invested into higher-yielding securities, often issued by the housing and healthcare industries. Bonds in these industries tended to be in greater supply and offered attractive relative value. As of August 31, 2001, the fund’s average rating was “AA”, its effective maturity was 12.0 years and its average duration was 5.0 years. Expressed in years, duration measures the fund’s sensitivity to interest rate changes. A longer duration increases price sensitivity and conversely, a shorter duration enhances price stability.

Moving forward, we are optimistic about Maryland municipal bonds. We expect many of the trends that have been positive for bonds over the past year to continue, including weaker economic growth. Until the economy can establish a sustainable recovery, we believe stock prices could still fluctuate. Supply could increase, however, as tax revenues taper off from the economic downturn and municipalities find a greater need to issue debt.

The environment we experienced over the past year underscores the value of high quality, liquid, income-producing investments in personal portfolios. The fund provides a diverse group of credits that are constantly monitored by our team of investment professionals. Further, the fund’s older positions — with yields that were locked-in when rates were higher — should help support the fund’s yield in this lower interest rate climate. As we head into the final months of 2001, we intend to continue focusing on the fund’s longer-term objectives of building income and reinforcing price stability by seeking securities that offer higher yields and attractive relative value.

EVERGREEN
North Carolina Municipal Bond Fund
Fund at a Glance as of August 31, 2001

Portfolio
Characteristics

Total Net Assets	$263,463,493

Average Credit Quality	AA

Effective Maturity	11.4 years

Average Duration	5.1 years

PERFORMANCE AND RETURNS2
Portfolio Inception Date: 1/11/1993 Class Inception Date	Class A 1/11/1993	Class B 1/11/1993	Class I*** 2/28/1994

Average Annual Returns*

1 year with sales charge	3.67%	3.05%	N/A

1 year w/o sales charge	8.85%	8.05%	9.12%

5 years	5.00%	4.92%	6.30%

Since Portfolio Inception	5.01%	4.88%	5.84%

Maximum Sales Charge	4.75 Front End %	5.00 CDSC %	N/A

30-day SEC yield	4.63%	4.12%	5.12%

Taxable Equivalent Yield**	7.54%	6.71%	8.34%

12-month distributions per share	$0.50	$0.42	$0.52

*	Adjusted for maximum applicable sales charge unless noted.
**	Assumes maximum 38.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.
***	Effective at the close of business on May 11, 2001, Class Y shares were renamed as Class I shares.

Comparison of a $10,000 investment in Evergreen North Carolina Municipal Bond Fund, Class A shares2, versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The LBMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date of 8/31/2001.

The Fixed-Income Style Box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

1 Source: Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class I prior to its inception is based on the performance of Class A, one of the original classes offered along with Class B. The historical returns for Class I include the effect of the 0.25% 12b-1 fee applicable to Class A. Class I does not pay a 12b-1 fee. If these fees had not been reflected, returns for Class I would have been higher. Class B pays a 12b-1 fee of 1.00%. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

The fund’s yield will fluctuate, and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax.

Funds that concentrate their investments in a single state may face increased risk of price fluctuation over more diversified funds due to adverse developments within that state.

All data is as of August 31, 2001 and is subject to change.

EVERGREEN
North Carolina Municipal Bond Fund
Portfolio Manager Interview

Portfolio
Management

Richard K. Marrone Tenure: January 1993

For the twelve-month period ended August 31, 2001, the Evergreen North Carolina Municipal Bond Fund’s Class A shares returned 8.85%, exclusive of any applicable sales charges, compared to the 10.19% return produced by the Lehman Brothers Municipal Bond Index. We attribute the lag to a difference in performance objectives. The fund seeks to maximize income and price stability, and in contrast, the Lehman Brothers Municipal Bond Index reflects total return. Specifically, the Lehman Brothers Municipal Bond Index had a longer duration than the fund during the period. Expressed in years, duration measures sensitivity to interest rate changes. A longer duration creates greater sensitivity to changes in interest rates and conversely, a shorter duration enhances price stability. Total return potential is improved by lengthening duration when interest rates fall; however, a longer duration also increases a bond’s susceptibility to price declines when interest rates rise and prices move lower. The fund’s duration tended to be shorter than that of the Lehman Brothers Municipal Bond Index because of the fund’s emphasis on income and price stability, rather than total return. Further, unlike the Lehman Brothers Municipal Bond Index, the fund is subject to expenses which lower returns.

Bond prices rose during the period — pushing yields lower — on a combination of weak economic growth, volatile stock prices and favorable supply and demand characteristics. Inflation also remained low, giving bonds a lift. The economy slowed dramatically from its robust pace of the fund’s prior fiscal year, prompting the Federal Reserve Board to cut interest rates seven times to avert a recession and stabilize deteriorating stock prices. The moves drove the federal funds rate to its lowest point since May 1994. Federal funds are excess reserves that banks lend to each other. The rate is set in the open market and is a benchmark for all other short-term interest rates.

The economy remained stubbornly sluggish, despite the Fed’s aggressive actions, making stock investors increasingly jittery. Many investors diversified assets away from equities to avoid the volatility, directing proceeds to the perceived safe-haven of bonds. The influx of cash from the stock sales spurred an already solid demand for bonds. During the period, bondholders received sizeable principal and interest payments that needed to be reinvested. Supply, however, was limited; and compounding the situation, interest rates were declining. Investors stretched for yield in this environment, which generated particularly strong demand for lower-rated bonds. As a result, the yield premiums provided by lower-rated bonds over their higher-rated counterparts declined, causing lower-rated bonds to outperform bonds with higher ratings. Reflecting the national market,

EVERGREEN
North Carolina Municipal Bond Fund
Portfolio Manager Interview

North Carolina municipal bonds were in tight supply. Demand remained brisk, though, in spite of an announcement by rating authorities that they would put the state’s “AAA”-rated general obligations on “Credit Watch”. Over the past few years, North Carolina has experienced rapid population growth and in 2001, the state incurred a budget shortfall.

In this environment, we maintained the fund’s long-term emphasis on yield, taking the opportunity to fine-tune positions in light of the market’s strength. The fund’s older positions, which were locked-in when yields were considerably higher, contributed solidly to performance. These bonds generated attractive price appreciation while continuing to provide a generous stream of income. We took advantage of the strong demand for lower-rated securities, selling weaker credits that we believed were approaching their full value potential. Generally, we reinvested proceeds in callable bonds with higher coupons. Typically, these bonds provided a higher-than-average yield. In addition to benefiting the fund’s income, the bonds also should enhance price stability. Callable bonds can be called from the bondholder by the issuer on a pre-determined date. While most bonds have call features, the call price and date varies with each security. Investors assess the possibility that a bond will be called by evaluating its coupon and call date relative to current market rates. Generally, the closer the call date and higher the coupon, the greater the chance that the bond will be called. As of August 31, 2001, the fund’s average rating was “AA”, its effective maturity was 11.4 years and its average duration was 5.1 years.

Looking forward, we are optimistic about North Carolina municipal bonds. We believe many of the trends that boosted prices over the past year should remain in place in the next few months. The economy appears to be persistently sluggish despite the Fed’s efforts to stimulate growth. This should continue to put downward pressure on stock prices, causing many investors to choose bonds as a way of preserving capital and improving liquidity. The value of capital preservation and liquidity — as well as the need to diversify assets — were concepts that were strongly reinforced over the past year. We think the fund offers an appropriate means of accomplishing those goals for North Carolina investors seeking tax-advantaged income. The fund’s positions, established when rates were higher, should help protect the fund’s yield, causing it to lag the decline in rates. Further, our team of investment professionals constantly monitor the fund’s diversified holdings. In the months ahead, we intend to continue seeking higher-yielding securities with attractive relative value, maintaining our longer-term focus on income and price stability.

EVERGREEN
South Carolina Municipal Bond Fund
Fund at a Glance as of August 31, 2001

Portfolio
Characteristics

Total Net Assets	$58,849,552

Average Credit Quality	AA

Effective Maturity	12.5 years

Average Duration	6.0 years

PERFORMANCE AND RETURNS2
Portfolio Inception Date: 1/3/1994 Class Inception Date	Class A 1/3/1994	Class B 1/3/1994	Class I*** 2/28/1994

Average Annual Returns*

1 year with sales charge	4.32%	3.73%	n/a

1 year w/o sales charge	9.54%	8.73%	9.82%

5 years	5.32%	5.23%	6.61%

Since Portfolio Inception	4.87%	4.78%	5.80%

Maximum Sales Charge	4.75 Front End %	5.00 CDSC %	n/a

30-day SEC yield	4.19%	3.66%	4.65%

Taxable Equivalent Yield**	6.82%	5.96%	7.57%

12-month distributions per share	$0.45	$0.38	$0.48

*	Adjusted for maximum applicable sales charge unless noted.
**	Assumes maximum 38.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.
***	Effective at the close of business on May 11, 2001, Class Y shares were renamed as Class I shares.

Comparison of a $10,000 investment in Evergreen South Carolina Municipal Bond Fund, Class A shares2, versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The LBMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date of 8/31/2001.

The Fixed-Income Style Box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

1 Source: Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class I prior to its inception is based on the performance of Class A, one of the original classes offered along with Class B. The historical returns for Class I include the effect of the 0.25% 12b-1 fee applicable to Class A. Class I does not pay a 12b-1 fee. If these fees had not been reflected, returns for Class I would have been higher. Class B pays a 12b-1 fee of 1.00%. Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

The fund’s yield will fluctuate, and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax.

Funds that concentrate their investments in a single state may face increased risk of price fluctuation over more diversified funds due to adverse developments within that state.

All data is as of August 31, 2001 and is subject to change.

EVERGREEN
South Carolina Municipal Bond Fund
Portfolio Manager Interview

Portfolio
Management

Charles E. Jeanne, CFA Tenure: January 1997

Evergreen South Carolina Municipal Bond Fund’s Class A shares returned 9.54%, exclusive of sales charges, for the twelve-month period ended August 31, 2001, versus 10.19% produced by the Lehman Brothers Municipal Bond Index. We attribute the modest lag to a difference in objectives. The fund seeks to maximize income and price stability, while the Lehman Brothers Municipal Bond Index reflects total return. Bonds geared toward total return tend to outperform income-oriented securities when interest rates are falling, such as the environment that took place over the past year. Conversely, bonds with a greater income-orientation tend to generate stronger performances than securities selected for total return potential when interest rates are rising or holding steady. Further, unlike indexes, mutual funds are subject to expenses, which lower returns.

Aggressive easing moves by the Federal Reserve Board, growing uncertainty in the stock market and favorable supply/demand technicals combined to create positive market conditions for municipal bonds over the past year. Economic growth weakened considerably from its pace in the fund’s prior fiscal year, prompting concerns about a future recession and causing the Fed to cut interest rates seven times. The actions drove yields lower in the tax-exempt market. The yields of thirty-year municipal bonds fell 0.50%, while the yields of bonds with maturities 5-years and shorter dropped by 1.30%. However, the Fed’s moves, though swift and powerful, were unable to recharge the faltering economy. This created increasing concerns among stock investors, making equity prices volatile. To avoid further losses, many investors shifted assets out of stocks into the perceived safety of bond funds, bonds and money market funds. Demand was already strong in the tax-exempt market, as bondholders sought to reinvest substantial principal and interest payments. This demand increased further when cash from the stock market entered the picture. Compounding the situation, supply was limited and interest rates were declining. Investors scrambled to put money to work before rates fell further, forcing prices sharply higher. Seeking the most attractive rates, many investors stretched for yield. The demand for lower-rated bonds soared, causing their yield premiums — the incremental yield they provide over higher-rated bonds — to shrink. As a result, bonds with lower ratings outperformed their higher-rated counterparts.

EVERGREEN
South Carolina Municipal Bond Fund
Portfolio Manager Interview

Our strategies emphasized the fund’s longer-term objectives of maximizing income and enhancing price stability. We also took advantage of the market’s strength to sell positions that, in our opinion, had reached their full value potential. Specifically over the past year, we sold non-callable bonds with longer maturities and long duration bonds, as well as lower-rated securities that no longer met the fund’s credit criteria. Expressed in years, duration measures interest rate sensitivity. A longer duration increases sensitivity to changes in interest rates and conversely, shortening duration reinforces price stability. The fund’s non-callable holdings with longer maturities, as well as those with longer durations contributed significantly to returns when interest rates fell. However, we believed the sharp decline in rates would begin to plateau and with it, the potential for further price appreciation would become limited. We prepared the fund for a steadier interest rate environment by reinvesting proceeds in “cushion bonds” Cushion bonds have higher coupons whose prices are less sensitive to interest rate changes. We also swapped out of some of the fund’s lower-rated bonds, taking advantage of the extraordinary demand for these securities. We improved quality by reinvesting proceeds in higher-rated securities whose yields were more attractive than comparably rated bonds. As of August 31, 2001, the fund’s average rating was “AA”, its effective maturity was 12.5 years and its average duration was 6.0 years.

We are optimistic about South Carolina municipal bonds in the months ahead, anticipating a continuation of many of the trends that pushed prices higher over the past year. The economy remains sluggish despite the stimulus of lower interest rates and the federal tax rebate. In addition to keeping a lid on interest rates, we think this weaker growth does not bode well for improvement in the stock market — causing investors to still diversify into bonds. We think the bond market could benefit from these factors until investors believe a sustainable recovery is underway, restoring confidence in equities. However, it would not be surprising to see increased price fluctuations until a clear direction for the economy is established.

The value of diversification and liquidity was strongly reinforced by the events of the past year. In addition to providing diversified holdings that are closely monitored by our team of investment professionals, the fund’s yield is buoyed by its older positions, locked-in when yields were higher. The fact that the fund has older positions causes its distribution yield to lag the yields available through individual bonds in a current environment. In the case where rates have declined, the fund’s yield becomes even more attractive by remaining higher than current market rates. We expect to continue our emphasis on income and price stability as we head into the final months of 2001; optimistic that this strategy, combined with ongoing favorable trends will generate attractive rewards for shareholders.

EVERGREEN
Virginia Municipal Bond Fund
Fund at a Glance as of August 31, 2001

Portfolio
Characteristics

Total Net Assets	$173,914,912

Average Credit Quality	AA

Effective Maturity	13.4 years

Average Duration	5.6 years

PERFORMANCE AND RETURNS2
Portfolio Inception Date: 7/2/1993 Class Inception Date	Class A 7/2/1993	Class B 7/2/1993	Class I*** 2/28/1994

Average Annual Returns*

1 year with sales charge	3.79%	3.19%	N/A

1 year w/o sales charge	9.00%	8.19%	9.28%

5 years	5.48%	5.39%	6.77%

Since Portfolio Inception	4.86%	4.75%	5.73%

Maximum Sales Charge	4.75 Front End %	5.00 CDSC %	N/A

30-day SEC yield	4.29%	3.76%	4.76%

Taxable Equivalent Yield**	6.99%	6.12%	7.75%

12-month dividends per share	$0.46	$0.39	$0.49

*	Adjusted for maximum applicable sales charge, unless noted.
**	Assumes maximum 38.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.
***	Effective at the close of business on May 11, 2001, Class Y shares were renamed as Class I shares.

Comparison of a $10,000 investment in Evergreen Virginia Municipal Bond Fund, Class A shares2, versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The LBMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date of 8/31/2001.

The Fixed-Income Style Box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

1 Source: Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class I prior to its inception is based on the performance of Class A, one of the original classes offered along with Class B. The historical returns for Class I include the effect of the 0.25% 12b-1 fee applicable to Class A. Class I does not pay a 12b-1 fee. If these fees had not been reflected, returns for Class I would have been higher. Class B pays a 12b-1 fee of 1.00%. Returns reflect expense limits without which, returns would have been lower.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

The fund’s yield will fluctuate, and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax.

Funds that concentrate their investments in a single state may face increased risk of price fluctuation over more diversified funds due to adverse developments within that state.

All data is as of August 31, 2001 and is subject to change.

EVERGREEN
Virginia Municipal Bond Fund
Portfolio Manager Interview

Portfolio
Management

Charles E. Jeanne, CFA Tenure: July 1993

For the twelve-month period ended August 31, 2001, the Evergreen Virginia Municipal Bond Fund’s Class A shares returned 9.00%, exclusive of applicable sales charges, versus the 10.19% return produced by the Lehman Brothers Municipal Bond Index. We attribute the modest lag to a difference in performance objectives. The fund emphasizes income and price stability. In contrast, the Lehman Brothers Municipal Bond Index reflects total return. Securities selected for total return potential typically outperform income-oriented securities in a declining interest rate environment, such as the one we experienced over the past year. In contrast, income-oriented bonds tend to outperform bonds with higher total return potential when interest rates rise or hold steady. Further, unlike an index, the fund is subject to expenses which lower returns.

Bondholders benefited from an extremely positive environment over the past year. Dramatically slower economic growth, a faltering stock market and strong supply/demand technicals pushed municipal bond prices higher and their yields lower. The Federal Reserve Board cut interest rates aggressively to stave off a recession, causing thirty-year municipal bond yields to fall 0.50% and yields on municipal bonds with maturities shorter than 5-years to drop 1.30%, during the period. Despite this stimulus, growth remained weak and the inability to recharge the economy’s engine caused increasing concern among stock investors. Volatility gripped equity prices for much of the period, prompting many investors to shift assets out of stocks into the perceived safe-havens of bond funds, bonds and money market funds. This inflow of cash fueled an already positive supply/demand situation for tax-exempt bonds. In addition to proceeds from the sale of equities, demand was heavy as bondholders sought to reinvest substantial principal and interest payments. The search for attractively priced bonds became even more challenging since supply was limited and interest rates were falling. As a result, investors tended to stretch for yield. The prices of lower-rated bonds moved significantly higher, causing their yields to fall relative to higher-rated bonds. Lower-rated bonds outperformed their higher-rated counterparts and the yield premiums provided by lower-rated bonds over bonds with higher ratings fell dramatically.

EVERGREEN
Virginia Municipal Bond Fund
Portfolio Manager Interview

We emphasized the fund’s longer-term objectives of income and price stability while selectively improving quality. Our longer-term strategy involved selling long non-callable bonds and bonds with longer durations. Expressed in years, duration measures interest rate sensitivity. A longer duration increases sensitivity to interest rate changes, and in contrast a shorter duration enhances price stability. Both the fund’s longer-duration bonds and non-callable bonds contributed substantially to returns as interest rates fell. However, in our opinion, these bonds were approaching their full value potential because interest rates were appearing to stabilize, so we took advantage of the market’s strength to shift assets to bonds that would be more income-oriented and better suited to a steadier interest rate environment. We selected “cushion” bonds —bonds that have higher coupons and tend to be less sensitive to price changes than other types of bonds. In addition, we took advantage of the strong demand for lower-rated bonds to sell positions that we believed also had reached their full value potential. Besides reinvesting proceeds in “cushion” bonds, we selected other higher-rated bonds with yields that were more attractive relative to comparably rated securities. As of August 31, 2001, the fund’s average rating was “AA”, its effective maturity was 13.4 years and its average duration was 5.6 years.

Looking forward, we are optimistic about Virginia municipal bonds. We expect many of the trends that drove prices higher over the past year to continue. The economy has been stubbornly sluggish despite the Fed’s efforts and the federal tax rebate program. The inability to achieve the desired level of growth could maintain a significant degree of uncertainty in the equity market keeping stock investors guarded and increasing the attractiveness of bonds. We think the bond market should benefit from these factors until signs of a sustainable recovery are well established and investor confidence is restored. However, it would be surprising to see increased price fluctuations while the economy settles on a clear path.

The events of the past year have reinforced the importance of having a well-diversified, liquid portfolio with a portion of those assets oriented toward income. In our opinion, the fund provides Virginia residents seeking tax-advantaged income an appropriate vehicle to meet those objectives. We believe the fund’s emphasis on income and price stability, combined with the positive market trends we expect to remain in place, should reward investors with solid returns in the months ahead.

EVERGREEN
Florida High Income Municipal Bond Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended August 31,

	2001	2000	1999†	1998	1997

CLASS A SHARES
Net asset value, beginning of period	$10.24	$10.68	$11.26	$10.89	$10.42

Income from investment operations
Net investment income	0.60	0.59	0.57	0.58	0.62
Net realized and unrealized gains or losses on securities	0.21	(0.44)	(0.58)	0.37	0.47

Total from investment operations	0.81	0.15	(0.01)	0.95	1.09

Less distributions to shareholders from
Net investment income	(0.60)	(0.59)	(0.57)	(0.58)	(0.62)
Net realized gains	0	0	0	0	0

Total distributions to shareholders	(0.60)	(0.59)	(0.57)	(0.58)	(0.62

Net asset value, end of period	$10.45	$10.24	$10.68	$11.26	$10.89

Total return*	8.13%	1.57%	(0.16%)	8.94%	10.77%
Ratios and supplemental data
Net assets, end of period (thousands)	$212,631	$212,410	$269,616	$279,079	$119,942
Ratios to average net assets
Expenses‡	0.87%	0.87%	0.86%	0.89%	0.88%
Net investment income	5.77%	5.73%	5.10%	5.51%	5.86%
Portfolio turnover rate	17%	39%	29%	70%	32%

	Year Ended August 31,

	2001	2000	1999†	1998	1997

CLASS B SHARES
Net asset value, beginning of period	$10.24	$10.68	$11.26	$10.89	$10.42

Income from investment operations
Net investment income	0.52	0.51	0.48	0.50	0.54
Net realized and unrealized gains or losses on securities	0.21	(0.44)	(0.58)	0.37	0.47

Total from investment operations	0.73	0.07	(0.10)	0.87	1.01

Less distributions to shareholders from
Net investment income	(0.52)	(0.51)	(0.48)	(0.50)	(0.54)
Net realized gains	0	0	0	0	0

Total distributions to shareholders	(0.52)	(0.51)	(0.48)	(0.50)	(0.54)

Net asset value, end of period	$10.45	$10.24	$10.68	$11.26	$10.89

Total return*	7.32%	0.81%	(0.91%)	8.13%	9.95%
Ratios and supplemental data
Net assets, end of period (thousands)	$125,951	$115,352	$130,259	$103,309	$63,475
Ratios to average net assets
Expenses‡	1.63%	1.62%	1.61%	1.64%	1.63%
Net investment income	5.02%	4.99%	4.34%	4.46%	5.09%
Portfolio turnover rate	17%	39%	29%	70%	32%

*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Net realized gains distributions are less than $0.005 per share.

See Combined Notes to Financial Statements.

EVERGREEN
Florida High Income Municipal Bond Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended August 31,

	2001	2000	1999††	1998 (a)

CLASS C SHARES
Net asset value, beginning of period	$10.24	$10.68	$11.26	$11.11

Income from investment operations
Net investment income	0.52	0.51	0.48	0.24
Net realized and unrealized gains or losses on securities	0.21	(0.44)	(0.58)	0.15

Total from investment operations	0.73	0.07	(0.10)	0.39

Less distributions to shareholders from
Net investment income	(0.52)	(0.51)	(0.48)	(0.24)
Net realized gains	0	0	0	0

Total distributions to shareholders	(0.52)	(0.51)	(0.48)	(0.24)

Net asset value, end of period	$10.45	$10.24	$10.68	$11.26

Total return*	7.32%	0.81%	(0.91%)	3.50%
Ratios and supplemental data
Net assets, end of period (thousands)	$13,516	$9,310	$6,749	$1,098
Ratios to average net assets
Expenses‡	1.62%	1.62%	1.61%	1.65%†
Net investment income	4.99%	4.98%	4.31%	4.21%†
Portfolio turnover rate	17%	39%	29%	70%

	Year Ended August 31,

	2001	2000	1999††	1998	1997

CLASS I SHARES †††
Net asset value, beginning of period	$10.24	$10.68	$11.26	$10.89	$10.42

Income from investment operations
Net investment income	0.62	0.62	0.60	0.61	0.65
Net realized and unrealized gains or losses on securities	0.21	(0.44)	(0.58)	0.37	0.47

Total from investment operations	0.83	0.18	0.02	0.98	1.12

Less distributions to shareholders from
Net investment income	(0.62)	(0.62)	(0.60)	(0.61)	(0.65)
Net realized gains	0	0	0	0	0

Total distributions to shareholders	(0.62)	(0.62)	(0.60)	(0.61)	(0.65)

Net asset value, end of period	$10.45	$10.24	$10.68	$11.26	$10.89

Total return	8.40%	1.83%	0.09%	9.22%	11.04%
Ratios and supplemental data
Net assets, end of period (thousands)	$89,505	$66,120	$53,624	$29,152	$6,326
Ratios to average net assets
Expenses‡	0.63%	0.62%	0.62%	0.65%	0.63%
Net investment income	6.02%	6.01%	5.38%	5.47%	6.08%
Portfolio turnover rate	17%	39%	29%	70%	32%

(a)	For the period from March 6, 1998 (commencement of class operations) to August 31, 1998
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.
††	Net realized gains distributions are less than $0.005 per share.
†††	Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Florida Municipal Bond Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended August 31,

	2001	2000	1999	1998	1997

CLASS A SHARES
Net asset value, beginning of period	$9.24	$9.36	$10.15	$9.98	$9.70

Income from investment operations
Net investment income	0.47	0.47	0.46	0.48	0.51
Net realized and unrealized gains or losses on securities	0.32	(0.09)	(0.56)	0.38	0.35

Total from investment operations	0.79	0.38	(0.10)	0.86	0.86

Less distributions to shareholders from
Net investment income	(0.47)	(0.47)	(0.46)	(0.48)	(0.52)
Net realized gains	0	(0.03)	(0.23)	(0.21)	(0.06)

Total distributions to shareholders	(0.47)	(0.50)	(0.69)	(0.69)	(0.58)

Net asset value, end of period	$9.56	$9.24	$9.36	$10.15	$9.98

Total return*	8.79%	4.22%	(1.07%)	8.96%	9.06%
Ratios and supplemental data
Net assets, end of period (thousands)	$120,533	$114,159	$137,101	$164,255	$105,673
Ratios to average net assets
Expenses‡	0.45%	0.42%	0.34%	0.46%	0.74%
Net investment income	5.03%	5.08%	4.71%	4.79%	5.22%
Portfolio turnover rate	18%	48%	57%	64%	41%

	Year Ended August 31,

	2001	2000	1999	1998	1997

CLASS B SHARES
Net asset value, beginning of period	$9.24	$9.36	$10.15	$9.98	$9.70

Income from investment operations
Net investment income	0.39	0.38	0.37	0.38	0.42
Net realized and unrealized gains or losses on securities	0.32	(0.09)	(0.56)	0.39	0.35

Total from investment operations	0.71	0.29	(0.19)	0.77	0.77

Less distributions to shareholders from
Net investment income	(0.39)	(0.38)	(0.37)	(0.39)	(0.43)
Net realized gains	0	(0.03)	(0.23)	(0.21)	(0.06)

Total distributions to shareholders	(0.39)	(0.41)	(0.60)	(0.60)	(0.49)

Net asset value, end of period	$9.56	$9.24	$9.36	$10.15	$9.98

Total return*	7.83%	3.28%	(1.97%)	7.97%	8.06%
Ratios and supplemental data
Net assets, end of period (thousands)	$39,746	$46,522	$59,783	$66,142	$31,281
Ratios to average net assets
Expenses‡	1.34%	1.33%	1.26%	1.36%	1.66%
Net investment income	4.14%	4.17%	3.79%	3.88%	4.29%
Portfolio turnover rate	18%	48%	57%	64%	41%

*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
Florida Municipal Bond Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended August 31,

	2001	2000	1999	1998 (a)

CLASS C SHARES
Net asset value, beginning of period	$9.24	$9.36	$10.15	$10.06

Income from investment operations
Net investment income	0.39	0.38	0.37	0.23
Net realized and unrealized gains or losses on securities	0.32	(0.09)	(0.56)	0.09

Total from investment operations	0.71	0.29	(0.19)	0.32

Less distributions to shareholders from
Net investment income	(0.39)	(0.38)	(0.37)	(0.23)
Net realized gains	0	(0.03)	(0.23)	0

Total distributions to shareholders	(0.39)	(0.41)	(0.60)	(0.23)

Net asset value, end of period	$9.56	$9.24	$9.36	$10.15

Total return*	7.83%	3.28%	(1.97%)	3.25%
Ratios and supplemental data
Net assets, end of period (thousands)	$6,839	$6,594	$9,111	$8,963
Ratios to average net assets
Expenses‡	1.34%	1.33%	1.26%	1.29%†
Net investment income	4.14%	4.17%	3.79%	3.86%†
Portfolio turnover rate	18%	48%	57%	64%

	Year Ended August 31,

	2001	2000	1999	1998	1997

CLASS I SHARES ††
Net asset value, beginning of period	$9.24	$9.36	$10.15	$9.98	$9.70

Income from investment operations
Net investment income	0.48	0.47	0.47	0.48	0.52
Net realized and unrealized gains or losses on securities	0.32	(0.09)	(0.56)	0.39	0.35

Total from investment operations	0.80	0.38	(0.09)	0.87	0.87

Less distributions to shareholders from
Net investment income	(0.48)	(0.47)	(0.47)	(0.49)	(0.53)
Net realized gains	0	(0.03)	(0.23)	(0.21)	(0.06)

Total distributions to shareholders	(0.48)	(0.50)	(0.70)	(0.70)	(0.59)

Net asset value, end of period	$9.56	$9.24	$9.36	$10.15	$9.98

Total return	8.90%	4.32%	(0.99)%	9.05%	9.14%
Ratios and supplemental data
Net assets, end of period (thousands)	$318,069	$364,159	$407,474	$418,847	$24,850
Ratios to average net assets
Expenses‡	0.34%	0.33%	0.26%	0.33%	0.67%
Net investment income	5.14%	5.17%	4.79%	4.85%	5.27%
Portfolio turnover rate	18%	48%	57%	64%	41%

(a)	For the period from January 26, 1998 (commencement of class operations) to August 31, 1998.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.
††	Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Georgia Municipal Bond Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended August 31,

	2001	2000	1999	1998	1997

CLASS A SHARES
Net asset value, beginning of period	$9.75	$9.78	$10.35	$9.90	$9.57

Income from investment operations
Net investment income	0.48	0.49	0.49	0.49	0.49
Net realized and unrealized gains or losses on securities	0.44	(0.03)	(0.53)	0.45	0.33

Total from investment operations	0.92	0.46	(0.04)	0.94	0.82

Less distributions to shareholders from
Net investment income	(0.48)	(0.49)	(0.49)	(0.49)	(0.49)
Net realized gains	0	0	(0.04)	0	0

Total distributions to shareholders	(0.48)	(0.49)	(0.53)	(0.49)	(0.49)

Net asset value, end of period	$10.19	$9.75	$9.78	$10.35	$9.90

Total return*	9.65%	4.92%	(0.50%)	9.67%	8.73%
Ratios and supplemental data
Net assets, end of period (thousands)	$10,577	$7,055	$4,358	$3,932	$2,201
Ratios to average net assets
Expenses‡	0.77%	0.67%	0.51%	0.57%	0.94%
Net investment income	4.77%	5.10%	4.76%	4.81%	5.00%
Portfolio turnover rate	26%	41%	34%	50%	32%

	Year Ended August 31,

	2001	2000	1999	1998	1997

CLASS B SHARES
Net asset value, beginning of period	$9.75	$9.78	$10.35	$9.90	$9.57

Income from investment operations
Net investment income	0.40	0.42	0.41	0.41	0.41

Net realized and unrealized gains or losses on securities	0.44	(0.03)	(0.53)	0.45	0.33

Total from investment operations	0.84	0.39	(0.12)	0.86	0.74

Less distributions to shareholders from
Net investment income	(0.40)	(0.42)	(0.41)	(0.41)	(0.41)
Net realized gains	0	0	(0.04)	0	0

Total distributions to shareholders	(0.40)	(0.42)	(0.45)	(0.41)	(0.41)

Net asset value, end of period	$10.19	$9.75	$9.78	$10.35	$9.90

Total return*	8.83%	4.14%	(1.24%)	8.86%	7.93%
Ratios and supplemental data
Net assets, end of period (thousands)	$15,845	$12,796	$14,244	$12,559	$10,870
Ratios to average net assets
Expenses‡	1.52%	1.40%	1.26%	1.34%	1.69%
Net investment income	4.03%	4.34%	4.01%	4.06%	4.25%
Portfolio turnover rate	26%	41%	34%	50%	32%

*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
Georgia Municipal Bond Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended August 31,

	2001	2000	1999	1998	1997

CLASS I SHARES †
Net asset value, beginning of period	$9.75	$9.78	$10.35	$9.90	$9.57

Income from investment operations
Net investment income	0.50	0.51	0.51	0.51	0.51

Net realized and unrealized gains or losses on securities	0.44	(0.03)	(0.53)	0.45	0.33

Total from investment operations	0.94	0.48	(0.02)	0.96	0.84

Less distributions to shareholders from
Net investment income	(0.50)	(0.51)	(0.51)	(0.51)	(0.51)
Net realized gains	0	0	(0.04)	0	0

Total distributions to shareholders	(0.50)	(0.51)	(0.55)	(0.51)	(0.51)

Net asset value, end of period	$10.19	$9.75	$9.78	$10.35	$9.90

Total return	9.92%	5.18%	(0.25%)	9.94%	9.00%
Ratios and supplemental data
Net assets, end of period (thousands)	$64,358	$63,689	$71,992	$67,630	$1,180
Ratios to average net assets
Expenses‡	0.52%	0.40%	0.26%	0.24%	0.69%
Net investment income	5.04%	5.34%	5.02%	5.09%	5.25%
Portfolio turnover rate	26%	41%	34%	50%	32%

†	Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
Maryland Municipal Bond Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended August 31,				Year Ended September 30,

	2001	2000	1999	1998 (a)(b)	1997 (a)	1996 (a)

CLASS A SHARES
Net asset value, beginning of period	$10.57	$10.58	$11.16	$10.91	$10.56	$10.69

Income from investment operations
Net investment income	0.48	0.49	0.47	0.36	0.37	0.38
Net realized and unrealized
gains or losses on securities	0.44	(0.01)	(0.49)	0.25	0.35	(0.13)

Total from investment operations	0.92	0.48	(0.02)	0.61	0.72	0.25

Less distributions to shareholders from
Net investment income	(0.49)	(0.49)	(0.47)	(0.36)	(0.37)	(0.38)
Net realized gains	0	0	(0.09)	0	0	0

Total distributions to shareholders	(0.49)	(0.49)	(0.56)	(0.36)	(0.37)	(0.38)

Net asset value, end of period	$11.00	$10.57	$10.58	$11.16	$10.91	$10.56

Total return*	8.91%	4.74%	(0.29%)	5.70%	6.92%	2.36%
Ratios and supplemental data
Net assets, end of period (thousands)	$22,771	$21,419	$23,114	$24,754	$27,786	$31,284
Ratios to average net assets
Expenses‡	0.83%	0.81%	0.79%	1.52%†	1.69%	1.43%
Net investment income	4.49%	4.73%	4.27%	3.56%†	3.45%	3.57%
Portfolio turnover rate	6%	45%	40%	37%	13%	138%

	Year Ended August 31,

	2001	2000	1999	1998 (c)

CLASS B SHARES
Net asset value, beginning of period	$10.57	$10.58	$11.16	$10.99

Income from investment operations
Net investment income	0.40	0.41	0.39	0.16
Net realized and unrealized gains or losses on securities	0.44	(0.01)	(0.49)	0.17

Total from investment operations	0.84	0.40	(0.10)	0.33

Less distributions to shareholders from
Net investment income	(0.41)	(0.41)	(0.39)	(0.16)
Net realized gains	0	0	(0.09)	0

Total distributions to shareholders	(0.41)	(0.41)	(0.48)	(0.16)

Net asset value, end of period	$11.00	$10.57	$10.58	$11.16

Total return*	8.10%	3.96%	(1.04%)	2.99%
Ratios and supplemental data
Net assets, end of period (thousands)	$5,566	$3,489	$3,440	$990
Ratios to average net assets
Expenses‡	1.59%	1.56%	1.55%	1.49%†
Net investment income	3.70%	3.98%	3.49%	3.41%†
Portfolio turnover rate	6%	45%	40%	37%

(a)	On February 28, 1998, Virtus Maryland Municipal Bond Fund sold substantially all of its net assets to Evergreen Maryland Municipal Bond Fund. As Virtus Maryland Municipal Bond Fund is the accounting survivor, its basis of accounting for assets and liabilities and its operating results for the periods prior to February 28, 1998 have been carried forward in these financial highlights.
(b)	For the eleven months ended August 31, 1998. The Fund changed its fiscal year end from September 30 to August 31, 1998.
(c)	For the period from March 27, 1998 (commencement of class operations) to August 31, effective August 31, 1998.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Maryland Municipal Bond Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended August 31,

	2001	2000	1999 (a)

CLASS C SHARES
Net asset value, beginning of period	$10.57	$10.58	$11.11

Income from investment operations
Net investment income	0.41	0.41	0.26
Net realized and unrealized gains or losses on securities	0.43	(0.01)	(0.53)

Total from investment operations	0.84	(0.40)	(0.27)

Less distributions to shareholders from
Net investment income	(0.41)	(0.41)	(0.26)
Net realized gains	0	0	0

Total distributions to shareholders	(0.41)	(0.41)	(0.26)

Net asset value, end of period	$11.00	$10.57	$10.58

Total return*	8.10%	3.96%	(2.48%)
Ratios and supplemental data
Net assets, end of period (thousands)	$1,309	$56	$30
Ratios to average net assets
Expenses‡	1.60%	1.56%	1.55%†
Net investment income	3.42%	4.00%	3.51%†
Portfolio turnover rate	6%	45%	40%

	Year Ended August 31,				Year Ended September 30,

	2001	2000	1999	1998 (b)(c)	1997 (c)	1996 (c)

CLASS I SHARES ††
Net asset value, beginning of period	$10.57	$10.58	$11.16	$10.91	$10.56	$10.69

Income from investment operations
Net investment income	0.51	0.52	0.50	0.39	0.40	0.41
Net realized and unrealized
gains or losses on securities	0.44	(0.01)	(0.49)	0.25	0.35	(0.13)

Total from investment operations	0.95	0.51	0.01	0.64	0.75	0.28

Less distributions to shareholders from
Net investment income	(0.52)	(0.52)	(0.50)	(0.39)	(0.40)	(0.41)
Net realized gains	0	0	(0.09)	0	0	0

Total distributions to shareholders	(0.52)	(0.52)	(0.59)	(0.39)	(0.40)	(0.41)

Net asset value, end of period	$11.00	$10.57	$10.58	$11.16	$10.91	$10.56

Total return	9.18%	5.00%	(0.04%)	5.94%	7.19%	2.61%
Ratios and supplemental data
Net assets, end of period
(thousands)	$23,720	$18,565	$13,190	$5,229	$5,683	$8,889
Ratios to average net assets
Expenses‡	0.59%	0.56%	0.55%	1.25%†	1.44%	1.18%
Net investment income	4.74%	4.99%	4.55%	3.83%†	3.70%	3.82%
Portfolio turnover rate	6%	45%	40%	37%	13%	138%

(a)	For the period from December 23, 1998 (commencement of class operations) to August 31, 1999.
(b)	For the eleven months ended August 31, 1998. The Fund changed its fiscal year end from September 30 to August 31, effective August 31, 1998.
(c)	On February 28, 1998, Virtus Maryland Municipal Bond Fund sold substantially all of its net assets to Evergreen Maryland Municipal Bond Fund. As Virtus Maryland Municipal Bond Fund is the accounting survivor, its basis of accounting for assets and liabilities and its operating results for the period prior to February 28, 1998 have been carried forward in these financial highlights.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.
††	Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
North Carolina Municipal Bond Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended August 31,

	2001	2000	1999	1998	1997

CLASS A SHARES
Net asset value, beginning of period	$10.00	$10.19	$10.84	$10.37	$9.98

Income from investment operations
Net investment income	0.50	0.50	0.50	0.51	0.49
Net realized and unrealized gains or losses on securities	0.36	(0.13)	(0.59)	0.47	0.40

Total from investment operations	0.86	0.37	(0.09)	0.98	0.89

Less distributions to shareholders from
Net investment income	(0.50)	(0.50)	(0.50)	(0.51)	(0.50)
Net realized gains	0	(0.06)	(0.06)	0	0

Total distributions to shareholders	(0.50)	(0.56)	(0.56)	(0.51)	(0.50)

Net asset value, end of period	$10.36	$10.00	$10.19	$10.84	$10.37

Total return*	8.85%	3.87%	(0.92)%	9.66%	9.11%
Ratios and supplemental data
Net assets, end of period (thousands)	$35,930	$22,859	$17,990	$15,768	$8,115
Ratios to average net assets
Expenses‡	0.60%	0.56%	0.49%	0.56%	1.11%
Net investment income	4.96%	5.05%	4.72%	4.81%	4.77%
Portfolio turnover rate	10%	25%	41%	53%	50%

	Year Ended August 31,

	2001	2000	1999	1998	1997

CLASS B SHARES
Net asset value, beginning of period	$10.00	$10.19	$10.84	$10.37	$9.98

Income from investment operations
Net investment income	0.42	0.42	0.42	0.43	0.41
Net realized and unrealized gains or losses on securities	0.36	(0.12)	(0.59)	0.47	0.40

Total from investment operations	0.78	0.30	(0.17)	0.90	0.81

Less distributions to shareholders from
Net investment income	(0.42)	(0.43)	(0.42)	(0.43)	(0.42)
Net realized gains	0	(0.06)	(0.06)	0	0

Total distributions to shareholders	(0.42)	(0.49)	(0.48)	(0.43)	(0.42)

Net asset value, end of period	$10.36	$10.00	$10.19	$10.84	$10.37

Total return*	8.05%	3.10%	(1.66%)	8.85%	8.30%
Ratios and supplemental data
Net assets, end of period (thousands)	$24,542	$35,847	$46,042	$49,320	$48,198
Ratios to average net assets
Expenses‡	1.34%	1.31%	1.23%	1.33%	1.86%
Net investment income	4.21%	4.29%	3.96%	4.07%	4.02%
Portfolio turnover rate	10%	25%	41%	53%	50%

*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
North Carolina Municipal Bond Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended August 31,

	2001	2000	1999	1998	1997

CLASS I SHARES †
Net asset value, beginning of period	$10.00	$10.19	$10.84	$10.37	$9.98

Income from investment operations
Net investment income	0.52	0.52	0.52	0.54	0.51
Net realized and unrealized gains or losses on securities	0.36	(0.12)	(0.58)	0.47	0.41

Total from investment operations	0.88	0.40	(0.06)	1.01	0.92

Less distributions to shareholders from
Net investment income	(0.52)	(0.53)	(0.53)	(0.54)	(0.53)
Net realized gains	0	(0.06)	(0.06)	0	0

Total distributions to shareholders	(0.52)	(0.59)	(0.59)	(0.54)	(0.53)

Net asset value, end of period	$10.36	$10.00	$10.19	$10.84	$10.37

Total return	9.12%	4.14%	(0.68%)	9.93%	9.39%
Ratios and supplemental data
Net assets, end of period (thousands)	$202,991	$217,202	$247,475	$256,231	$4,042
Ratios to average net assets
Expenses‡	0.35%	0.31%	0.23%	0.20%	0.86%
Net investment income	5.21%	5.29%	4.96%	5.04%	5.02%
Portfolio turnover rate	10%	25%	41%	53%	50%

†	Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
South Carolina Municipal Bond Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended August 31,

	2001	2000	1999	1998	1997

CLASS A SHARES
Net asset value, beginning of period	$9.79	$9.84	$10.44	$10.08	$9.69

Income from investment operations
Net investment income	0.45	0.46	0.46	0.46	0.48
Net realized and unrealized gains or losses on securities	0.46	0.02	(0.50)	0.39	0.40

Total from investment operations	0.91	0.48	(0.04)	0.85	0.88

Less distributions to shareholders from
Net investment income	(0.45)	(0.46)	(0.46)	(0.46)	(0.48)
Net realized gains	0	(0.07)	(0.10)	(0.03)	(0.01)

Total distributions to shareholders	(0.45)	(0.53)	(0.56)	(0.49)	(0.49)

Net asset value, end of period	$10.25	$9.79	$9.84	$10.44	$10.08

Total return*	9.54%	5.16%	(0.56%)	8.60%	9.33%
Ratios and supplemental data
Net assets, end of period (thousands)	$3,638	$1,937	$2,324	$1,744	$1,025
Ratios to average net assets
Expenses‡	0.89%	0.79%	0.70%	0.77%	0.98%
Net investment income	4.50%	4.81%	4.43%	4.56%	4.87%
Portfolio turnover rate	17%	55%	35%	31%	62%

	Year Ended August 31,

	2001	2000	1999	1998	1997

CLASS B SHARES
Net asset value, beginning of period	$9.79	$9.84	$10.44	$10.08	$9.69

Income from investment operations
Net investment income	0.38	0.39	0.38	0.38	0.41
Net realized and unrealized gains or losses on securities	0.46	0.02	(0.50)	0.39	0.40

Total from investment operations	0.84	0.41	(0.12)	0.77	0.81

Less distributions to shareholders from
Net investment income	(0.38)	(0.39)	(0.38)	(0.38)	(0.41)

Net realized gains	0	(0.07)	(0.10)	(0.03)	(0.01)

Total distributions to shareholders	(0.38)	(0.46)	(0.48)	(0.41)	(0.42)

Net asset value, end of period	$10.25	$9.79	$9.84	$10.44	$10.08

Total return*	8.73%	4.38%	(1.30%)	7.79%	8.52%
Ratios and supplemental data
Net assets, end of period (thousands)	$4,920	$4,627	$5,393	$4,542	$4,734
Ratios to average net assets
Expenses‡	1.64%	1.53%	1.45%	1.53%	1.73%
Net investment income	3.77%	4.04%	3.68%	3.76%	4.13%
Portfolio turnover rate	17%	55%	35%	31%	62%

*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
South Carolina Municipal Bond Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended August 31,

	2001	2000	1999	1998	1997

CLASS I SHARES†
Net asset value, beginning of period	$9.79	$9.84	$10.44	$10.08	$9.69

Income from investment operations
Net investment income	0.48	0.49	0.48	0.48	0.51
Net realized and unrealized gains or losses on securities	0.46	0.02	(0.50)	0.40	0.40

Total from investment operations	0.94	0.51	(0.02)	0.88	0.91

Less distributions to shareholders from
Net investment income	(0.48)	(0.49)	(0.48)	(0.49)	(0.51)
Net realized gains	0	(0.07)	(0.10)	(0.03)	(0.01)

Total distributions to shareholders	(0.48)	(0.56)	(0.58)	(0.52)	(0.52)

Net asset value, end of period	$10.25	$9.79	$9.84	$10.44	$10.08

Total return	9.82%	5.42%	(0.31%)	8.87%	9.60%
Ratios and supplemental data
Net assets, end of period (thousands)	$50,292	$54,231	$61,314	$66,303	$7,012
Ratios to average net assets
Expenses‡	0.64%	0.54%	0.45%	0.46%	0.73%
Net investment income	4.77%	5.04%	4.69%	4.71%	5.12%
Portfolio turnover rate	17%	55%	35%	31%	62%

†	Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
Virginia Municipal Bond Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended August 31,

	2001	2000	1999	1998	1997

CLASS A SHARES
Net asset value, beginning of period	$9.95	$9.93	$10.46	$10.05	$9.68

Income from investment operations
Net investment income	0.46	0.47	0.49	0.48	0.50
Net realized and unrealized gains or losses on securities	0.41	0.05	(0.45)	0.42	0.37

Total from investment operations	0.87	0.52	0.04	0.90	0.87

Less distributions to shareholders from
Net investment income	(0.46)	(0.48)	(0.49)	(0.49)	(0.50)
Net realized gains	0	(0.02)	(0.08)	0	0

Total distributions to shareholders	(0.46)	(0.50)	(0.57)	(0.49)	(0.50)

Net asset value, end of period	$10.36	$9.95	$9.93	$10.46	$10.05

Total return*	9.00%	5.42%	0.23%	9.12%	9.05%
Ratios and supplemental data
Net assets, end of period (thousands)	$55,863	$45,759	$50,341	$54,298	$2,934
Ratios to average net assets
Expenses‡	0.85%	0.74%	0.51%	0.50%	1.03%
Net investment income	4.59%	4.87%	4.70%	4.71%	4.95%
Portfolio turnover rate	20%	52%	31%	46%	72%

	Year Ended August 31,

	2001	2000	1999	1998	1997

CLASS B SHARES
Net asset value, beginning of period	$9.95	$9.93	$10.46	$10.05	$9.68

Income from investment operations
Net investment income	0.39	0.40	0.41	0.41	0.41
Net realized and unrealized gains or losses on securities	0.41	0.04	(0.45)	0.41	0.37

Total from investment operations	0.80	0.44	(0.04)	0.82	0.78

Less distributions to shareholders from
Net investment income	(0.39)	(0.40)	(0.41)	(0.41)	(0.41)
Net realized gains	0	(0.02)	(0.08)	0	0

Total distributions to shareholders	(0.39)	(0.42)	(0.49)	(0.41)	(0.41)

Net asset value, end of period	$10.36	$9.95	$9.93	$10.46	$10.05

Total return*	8.19%	4.63%	(0.52%)	8.31%	8.24%
Ratios and supplemental data
Net assets, end of period (thousands)	$17,938	$15,119	$15,403	$8,935	$6,695
Ratios to average net assets
Expenses‡	1.60%	1.49%	1.26%	1.35%	1.79%
Net investment income	3.83%	4.11%	3.93%	3.99%	4.21%
Portfolio turnover rate	20%	52%	31%	46%	72%

*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
Virginia Municipal Bond Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended August 31,

	2001	2000	1999 #	1998	1997

CLASS I SHARES †
Net asset value, beginning of period	$9.95	$9.93	$10.46	$10.05	$9.68

Income from investment operations
Net investment income	0.49	0.50	0.51	0.51	0.51
Net realized and unrealized gains or losses on securities	0.41	0.04	(0.45)	0.41	0.37

Total from investment operations	0.90	0.54	0.06	0.92	0.88

Less distributions to shareholders from
Net investment income	(0.49)	(0.50)	(0.51)	(0.51)	(0.51)
Net realized gains	0	(0.02)	(0.08)	0	0

Total distributions to shareholders	(0.49)	(0.52)	(0.59)	(0.51)	(0.51)

Net asset value, end of period	$10.36	$9.95	$9.93	$10.46	$10.05

Total return	9.28%	5.68%	0.48%	9.39%	9.32%
Ratios and supplemental data
Net assets, end of period (thousands)	$100,114	$108,222	$115,720	$105,931	$6,195
Ratios to average net assets
Expenses‡	0.61%	0.49%	0.26%	0.25%	0.79%
Net investment income	4.84%	5.12%	4.95%	4.98%	5.27%
Portfolio turnover rate	20%	52%	31%	46%	72%

†	Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).
#	Net investment income per share is based on average shares outstanding during the period.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
 Florida High Income Municipal Bond Fund
Schedule of Investments

August 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–97.5%
AIRLINES–0.4%
Alliance Arpt. Auth., Inc., TX Spl. Facs. RB, Federal Express Corp Proj., 6.375%, 04/01/2021	BBB	$1,750,000	$1,794,695

AIRPORT–1.5%
Cmnwlth. of Puerto Rico Port Auth. RB, American Airlines Proj., Ser. A, 6.25%, 06/01/2026	BBB-	1,475,000	1,526,020
Houston, TX Arpt. Sys. RB, Spl. Facs – Continental Airlines, Ser. E, 6.75%, 07/01/2029	BB	5,000,000	4,986,900

			6,512,920

COMMUNITY DEVELOPMENT DISTRICT–21.5%
Arbor Greene, FL CDD Spl. Assmt. RB:
5.75%, 05/01/2006	NR	398,000	402,175
6.30%, 05/01/2019	NR	465,000	474,058
7.60%, 05/01/2018	NR	690,000	739,473
Bayside, FL CDD Capital Impt. RB:
Ser. A, 5.95%, 05/01/2008	NR	1,269,000	1,279,977
Ser. B, 6.05%, 05/01/2008	NR	885,000	892,629
Ser. B, 6.375%, 05/01/2018	NR	1,625,000	1,661,140
Bobcat Trail, FL CDD RB:
Ser. A, 6.60%, 05/01/2021	NR	1,480,000	1,512,575
Ser. A, 7.50%, 05/01/2019	NR	2,348,000	2,468,100
Ser. B, 6.00%, 05/01/2006	NR	1,185,000	1,192,537
Ser. B, 6.75%, 05/01/2004	NR	2,550,000	2,584,323
Championsgate, FL CDD Capital Impt. RB:
Ser. A, 6.25%, 05/01/2020	NR	2,840,000	2,670,196
Ser. B, 5.70%, 05/01/2005	NR	3,030,000	2,971,976
Cory Lakes, FL CDD RB, 8.375%, 05/01/2017	NR	2,180,000	2,270,753
Covington Park, FL CDD RB, 7.00%, 05/01/2031	NR	4,000,00	4,141,240
Eastlake Oaks, FL CDD RB, 7.75%, 05/01/2017	NR	1,345,000	1,430,502
Fleming Island Plantation, FL CDD Spl. Assmt. RB, Ser. A, 6.30%, 02/01/2005	NR	2,095,000	2,130,804
Grand Haven, FL CDD Spl. Assmt. RB, Ser. A, 6.90%, 05/01/2019	NR	3,635,000	3,723,040
Heritage Isles, FL CDD Spl. Assmt. RB: Ser. A, 5.75%, 05/01/2005	NR	1,880,000	1,886,599
Ser. B, 6.00%, 05/01/2020	NR	2,500,000	2,447,600
Heritage Oak Park, FL CDD Spl. Assmt. RB: Ser. A, 6.50%, 05/01/2020	NR	2,870,000	2,911,672
Ser. B, 6.00%, 05/01/2005	NR	4,120,000	4,134,338
Heritage Pines, FL CDD Capital Impt. RB: Ser. A, 6.10%, 05/01/2020	NR	2,650,000	2,580,703
Ser. B, 5.50%, 05/01/2005	NR	5,065,000	5,016,629

EVERGREEN
 Florida High Income Municipal Bond Fund
Schedule of Investments (continued)

August 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
COMMUNITY DEVELOPMENT DISTRICT–continued
Indian Trace, FL CDD Wtr. Mgmt., Spl. Benefit GO, Subser. B, 8.25%, 05/01/2011	NR	$2,500,000	$2,840,850
Indigo, FL CDD Capital Impt. RB, Ser. C, 7.00%, 05/01/2030	NR	3,200,000	3,304,224
Journeys End CDD Spl. Assmt. RB, 7.00%, 05/01/2031	NR	2,300,000	2,408,192
Lake Bernadette, FL CDD Spl. Assmt. RB, Pub. Impt., Ser. A, 8.00%, 05/01/2017	NR	2,225,000	2,374,297
Lakeside Plantation, FL CDD RB:
Ser. B, 6.625%, 05/01/2006	NR	1,355,000	1,383,915
Ser. B, 6.95%, 05/01/2031	NR	2,360,000	2,437,007
Lexington Oaks, FL CDD RB: Ser. A, 6.125%, 05/01/2019	NR	990,000	977,813
Ser. B, 5.50%, 05/01/2005	NR	3,895,000	3,876,849
Meadow Point II, FL CDD, Capital Impt. RB 7.75%, 05/01/2018	NR	1,155,000	1,210,405
Mediterra South, FL CDD RB, Ser. A, Ser. A, 6.95%, 05/01/2031	NR	3,000,000	3,150,810
Northern Palm Beach Cnty., FL Wtr. Ctl. Dist.,Spl. Assmt. RB, 7.00%, 08/01/2015	NR	500,000	520,685
Northwood, FL CDD RB, 7.60%, 05/01/2017	NR	1,345,000	1,409,641
Overoaks, FL CDD Capital Impt. RB, 8.25%, 05/01/2017	NR	525,000	582,855
Poinciana, FL CDD Spl. Assmt. RB, Ser. A, 7.125%, 05/01/2031	NR	5,000,000	5,258,050
Quantum, FL CDD Spl. Assmt. RB, 7.75%, 03/01/2014	NR	1,290,000	1,342,838
Remington, FL CDD RB, 6.95%, 05/01/2009	NR	2,160,000	2,199,463
River Ridge, FL CDD RB, 5.75%, 05/01/2008	NR	1,600,000	1,613,952
Westchase East, FL CDD Capital Impt. RB: 7.30%, 05/01/2018	NR	1,350,000	1,447,497
7.50%, 05/01/2017	NR	1,585,000	1,661,286
Winston Trails, FL CDD Spl. Obl. RB, 6.50%, 10/01/2031	NR	3,220,000	3,288,361

			94,812,029

CONTINUING CARE RETIREMENT COMMUNITY–14.9%
Brevard Cnty., FL Hlth. Facs. Auth. RB, Courtenay Springs Vlg., 7.50%, 11/15/2012	NR	1,875,000	2,156,888
Escambia Cnty., FL Hlth. Facs. Auth. RB, Azalea Trace, Inc.: 6.00%, 01/01/2015	NR	2,905,000	2,695,840
6.10%, 01/01/2019	NR	2,250,000	2,054,543
Fulton Cnty., GA Residential Care Facs. RB, Sr. Lien RHA Asstd. Living, Ser. A, 7.00%, 07/01/2029	NR	3,360,000	3,201,946
Gainesville & Hall Cnty., GA Dev. Auth. RB, Sr. Living Facs., Lanier Vlg. Estates, Ser. C, 7.25%, 11/15/2029	NR	5,000,000	4,957,700

EVERGREEN
 Florida High Income Municipal Bond Fund
Schedule of Investments (continued)

August 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
CONTINUING CARE RETIREMENT COMMUNITY–continued
Hialeah Gardens, FL IDA RRB, Waterford Convalescent,
Ser. A, 7.875%, 12/01/2007	NR	$1,240,000	$1,285,272
Hillsborough Cnty., FL IDA RB, Lakeshore Villas Proj., Sr. Ser. A, 6.70%, 07/01/2021	NR	1,590,000	1,416,165
Homestead, FL IDA RB, Community Rehabilitation Providers Program, Ser. A, 7.95%, 11/01/2018	NR	3,115,000	3,171,631
Jacksonville, FL Hlth. Facs. Auth. IDRB, Natl. Benevolent Assn., 8.00%, 12/01/2015	Baa1	500,000	538,295
Jacksonville, FL Hlth. Facs. Auth. RB, Cypress Vlg. Proj., 7.00%, 12/01/2014	Baa1	1,250,000	1,270,788
Lee Cnty., FL IDA Hlth. Care Facs. RB: Cypress Cove Hlth. Proj.: Ser. A, 6.25%, 10/01/2017	NR	3,290,000	3,009,429
Ser. A, 6.375%, 10/01/2025	NR	6,575,000	5,923,746
Ser. B, 5.875%, 10/01/2027	NR	1,155,000	1,171,932
Shell Point Vlg. Proj.: Ser. A, 5.50%, 11/15/2029	BBB-	2,200,000	1,924,670
Ser. A, 5.75%, 11/15/2011	BBB-	1,015,000	1,024,257
Lee Cnty., FL IDA RRB, Encore Nursing Ctr., 8.125%, 12/01/2007	NR	630,000	656,233
New Jersey EDA RB, Franciscan Oaks Proj., 5.75%, 10/01/2023	NR	1,000,000	865,460
Orange Cnty., FL Hlth. Facs. Auth. RB: Lakeside Apts., Inc., 6.50%, 07/01/2013	BBB	1,040,000	1,064,024
Orlando Lutheran Tower: 8.40%, 07/01/2014	NR	395,000	424,178
8.75%, 07/01/2026	NR	370,000	399,752
Palm Beach Cnty., FL Hlth. Facs. Auth. RB: Abbey Delray South Proj., 5.50%, 10/01/2011	BBB	2,750,000	2,746,288
JFK Med. Ctr., Inc. Proj., 5.10%, 10/01/2005	BBB	920,000	931,150
Waterford Proj.: 5.20%, 10/01/2006	BBB	965,000	973,974
5.30%, 10/01/2007	BBB	990,000	997,643
Pinellas Cnty., FL Hlth. Facs. Auth. RB, Sunshine Vlg. Nursing Home:
7.00%, 10/01/2001	NR	100,000	99,883
7.25%, 10/01/2002	NR	200,000	197,786
8.00%, 10/01/2008	NR	1,100,000	1,055,758
Sarasota Cnty., FL Hlth. Facs. Auth. RB, Sunnyside Properties, 6.00%, 05/15/2010	NR	1,000,000	955,540

EVERGREEN
 Florida High Income Municipal Bond Fund
Schedule of Investments (continued)

August 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
CONTINUING CARE RETIREMENT COMMUNITY–continued
St. John’s Cnty., FL IDA RB: Bayview Proj., Ser. A, 7.10%, 10/01/2026	NR	$2,500,000	$2,204,275
Glenmoor St. John’s Proj.: Ser. A, 8.00%, 01/01/2020	NR	5,000,000	5,151,400
Ser. A, 8.00%, 01/01/2023	NR	6,000,000	6,138,540
Vicars Landing Proj., Ser. A, 6.75%, 02/15/2012	BBB-	2,510,000	2,536,731
Volusia Cnty., FL IDA, First Mtge. RB, Bishop Glenn Proj., 7.625%, 11/01/2026	NR	2,000,000	2,415,900

			65,617,617

EDUCATION–3.7%
Pinellas Cnty., FL Edl. Facs. Auth. RB:
Barry Univ. Proj., 5.875%, 10/01/2025	AA	3,685,000	3,912,549
Clearwater Christian College, 8.00%, 02/01/2011	NR	2,965,000	3,232,710
Eckerd College, 7.75%, 07/01/2014	NR	650,000	669,610
Volusia Cnty., FL Edl. Facs. Auth. RB, Embry-Riddle Aeronautical Univ.: Ser. A, 5.75%, 10/15/2029	Baa2	2,000,000	2,048,320
Ser. A, 6.125%, 10/15/2016	Baa2	1,025,000	1,092,876
Ser. A, 6.125%, 10/15/2026	Baa2	5,000,000	5,259,850

			16,215,915

GENERAL OBLIGATION–LOCAL–0.9%
Marshall Creek, FL CDD Spl. Assmt. GO:
Ser. A, 7.65%, 05/01/2032	NR	2,000,000	2,105,700
Ser. B, 6.75%, 05/01/2007	NR	2,000,000	2,061,280

			4,166,980

HOSPITAL–6.7%
Cape Canaveral, FL Hosp. Dist. RB, 5.25%, 01/01/2028	A+	1,000,000	980,350
Cmnwlth. of Puerto Rico Indl., Tourist, Edl., Med. & Env. Ctl. Facs. RB, Mennonite General Hosp. Proj., Ser. A, 6.50%, 07/01/2012	BBB-	955,000	946,128
Escambia Cnty., FL Hlth. Facs. Auth. RB, Baptist Hosp., Inc., Ser. B, 6.00%, 10/01/2014	BBB+	2,550,000	2,542,987
Hillsborough Cnty., FL HFA RB, Clipper Cove Apts. Proj., Ser. A, 7.38%, 07/01/2040	NR	4,000,000	4,083,120
Jacksonville, FL Hlth. Facs. Auth. RB, First Mtge. Mental Hlth., Ser. A, 7.00%, 10/01/2029	NR	3,940,000	3,705,846
Leesburg, FL Hosp. RB, Leesburg Regl. Med. Ctr. Proj.: Ser. A, 5.60%, 07/01/2008	A	5,000,000	5,364,300
Ser. A, 5.625%, 07/01/2013	A	1,515,000	1,556,041
Ser. A, 6.125%, 07/01/2018	A	3,110,000	3,224,915
Palm Beach Cnty., FL IDA RB, Geriatric Care Inc. Proj., 6.55%, 12/01/2016	A+	1,500,000	1,630,215

EVERGREEN
 Florida High Income Municipal Bond Fund
Schedule of Investments (continued)

August 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
HOSPITAL–continued
St. John’s Cnty., FL IDA RB, Bayview Proj., Ser. A, 7.00%, 10/01/2012	NR	$1,125,000	$1,066,095
Tampa, FL Hosp. RB, 5.75%, 07/01/2019	A	1,500,000	1,561,455
West Orange Healthcare Dist. of FL RB, 5.80%, 02/01/2031	A-	3,000,000	3,093,060

			29,754,512

HOUSING–19.4%
Boynton Beach, FL MHRB, Clipper Cove Apts., 6.35%, 07/01/2016	A+	750,000	793,583
Duval Cnty., FL HFA RB, St. Augustine Apts. Proj., 6.00%, 03/01/2021	A	4,820,000	4,929,125
Escambia Cnty., FL HFA RB, Ser. A, 5.55%, 10/01/2023	Aaa	3,035,000	3,088,112
Florida HFA RB: St. Cloud Vlg. Proj.: 8.00%, 02/01/2030	NR	1,395,000	1,398,697
Ser. D, 5.95%, 02/01/2030	AAA	4,905,000	5,093,303
Sunset Place, Ser. K-3, 6.50%, 10/01/2029	BBB	1,190,000	1,170,317
The Vineyards Proj., Ser. H, 6.50%, 11/01/2025	BBB-	1,500,000	1,526,445
Lee Cnty., FL HFA SFHRB, Multi-Cnty. Proj.: Ser. A, 7.20%, 03/01/2027	Aaa	1,920,000	2,106,086
Ser. A, Sub. Ser. 2, 6.85%, 03/01/2029	Aaa	2,475,000	2,726,411
Ser. A, Sub. Ser. 2, 7.45%, 09/01/2027	AAA	1,570,000	1,765,339
Ser. A, Sub. Ser. 2, 7.50%, 09/01/2027	AAA	3,920,000	4,461,783
Leon Cnty., FL Edl. Facs. Auth. RB, Student Hsg., Ser. A, 8.25%, 05/01/2014, (Insd. by GNMA)	NR	2,435,000	2,571,969
Manatee Cnty., FL HFA MHRB, 7.45%, 05/01/2027	Aaa	2,055,000	2,263,891
Manatee Cnty., FL HFA SFHRB, Sub. Ser. 4, 6.875%, 11/01/2026	Aaa	2,775,000	3,127,675
Orange Cnty., FL HFA MHRB: Brentwood Park Apts., Ser. G, 6.40%, 07/01/2032	NR	10,140,000	9,668,287
Buena Vista Place II, Ser. I, 6.90%, 07/01/2039	NR	2,845,000	2,744,941
Palm West Apts. Proj., Ser. B, 6.50%, 03/01/2034	NR	2,900,000	2,718,518
Palms at Brentwood, Ser. K, 6.50%, 12/01/2034	NR	14,915,000	13,992,060
Orange Cnty., FL HFA SFHRB, Ser. B, 6.85%, 10/01/2027, (Insd. by GNMA/FNMA)	AAA	2,300,000	2,425,051
Palm Beach Cnty., FL HFA RB, Waterford Proj., 5.50%, 10/01/2015	BBB	6,500,000	6,286,995
Palm Beach Cnty., FL HFA SFHRB: Ser. A, 6.50%, 10/01/2021, (Insd. by GNMA)	Aaa	1,320,000	1,404,744
Daughters of Charity, Ser. A, 7.60%, 03/01/2023, (Insd. by GNMA)	Aaa	2,395,000	2,445,391
Pinellas Cnty., FL HFA SFHRB, Multi Cnty. Prog.: 6.00%, 09/01/2021	Aaa	2,220,000	2,343,898
6.10%, 09/01/2026	Aaa	1,250,000	1,321,400

EVERGREEN
 Florida High Income Municipal Bond Fund
Schedule of Investments (continued)

August 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
HOUSING–continued
Polk Cnty., FL HFA SFHRB, 7.00%, 09/01/2015	Aaa	$125,000	$126,729
Winter Haven, FL Hsg. Auth. MHRB, Abbey Lane Apts.: Ser. C, 7.00%, 07/01/2012, (Insd. by FNMA)	Aaa	915,000	944,335
Ser. C, 7.00%, 07/01/2024, (Insd. by FNMA)	Aaa	2,000,000	2,064,120

			85,509,205

INDUSTRIAL DEVELOPMENT REVENUE–10.8%
Escambia Cnty., FL PCRB, Champion Intl. Corp. Proj.: 6.40%, 09/01/2030	Baa2	4,200,000	4,328,730
6.90%, 08/01/2022	BBB	2,000,000	2,101,340
Hernando Cnty., FL IDA RB, Crushed Stone Co., 8.50%, 12/01/2014	NR	3,610,000	3,859,595
Hillsborough Cnty., FL IDRB, Lakeshore Villas Proj.: 6.75%, 07/01/2029	NR	8,410,000	7,209,809
Ser. A, 6.50%, 07/01/2029	NR	3,000,000	2,601,960
Lake Cnty., FL Resource Recovery IDRB, NRG Recovery Group, Inc., Ser. 1993-A, 5.85%, 10/01/2009	BBB+	3,200,000	3,239,584
Maryland Energy Fin. Admin. Ltd. Obl. RB, Office Paper Sys., Inc. Proj., Ser. A, 7.50%, 09/01/2015	NR	4,555,000	4,406,051
Miami Dade Cnty., FL IDA RB, Spl. Facs. United Air Lines, Inc. Proj., 6.05%, 03/01/2035	Ba1	5,000,000	5,066,250
Mississippi Business Fin. Corp. RB, 5.80%, 03/01/2022	B	10,750,000	4,864,160
North Springs, FL Impt. Dist. Spl. Assmt. RB: Ser. A, 7.00%, 05/01/2019	NR	300,000	316,419
Heron Bay Proj., 7.00%, 05/01/2019	NR	1,857,000	1,958,634
Parkland Isles Proj., Ser. B, 6.25%, 05/01/2005	NR	1,730,000	1,747,265
Wtr. Mgmt., Ser. A, 8.20%, 05/01/2024	NR	1,222,000	1,377,463
Ocean Hwy. & Port Auth., FL PCRB, Solid Wst., Jefferson Smurfit Corp., 6.50%, 11/01/2006	NR	2,605,000	2,565,222
St. Johns Cnty., FL IDRRB, Vicars Landing PJ-B, 5.125%, 02/15/2017	BBB-	2,000,000	1,964,360

			47,606,842

MISCELLANEOUS REVENUE–1.7%
Miami Beach, FL Redev. Agcy. Tax Increment RB, City Historic Convention: Ser. B, 6.25%, 12/01/2016	BBB	1,000,000	1,077,250
Ser. B, 6.35%, 12/01/2022	BBB	500,000	536,100
Orlando, FL Spl. Assmt. RB, Conroy Rd. Interchange Proj.: Ser. A, 5.50%, 05/01/2010	NR	1,000,000	997,190
Ser. A, 5.80%, 05/01/2026	NR	5,000,000	4,784,950

			7,395,490

EVERGREEN
 Florida High Income Municipal Bond Fund
Schedule of Investments (continued)

August 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
PUBLIC FACILITIES–3.6%
Heritage Harbor, FL RB, 7.75%, 05/01/2019	NR	$2,857,000	$2,909,940
Heritage Isles, FL CDD Spl. Assmt. RB, Ser. A, 7.10%, 10/01/2022	NR	4,000,000	3,853,280
Stoneybrook, FL CDD Golf Course RB, 7.00%, 10/01/2022	NR	9,630,000	9,381,161

			16,144,381

RESOURCE RECOVERY–0.8%
Maine Fin. Auth. Solid Wst. Disposal RB, Boise Cascade Corp. Proj., 7.90%, 06/01/2015	BB+	1,500,000	1,519,035
Pennsylvania Econ. Dev. Fin. Auth. Resource Recovery RB, Colver Proj.: Ser. D, 7.05%, 12/01/2010	BBB-	750,000	786,585
Ser. D, 7.125%, 12/01/2015	BBB-	1,000,000	1,047,940

			3,353,560

SOLID WASTE–1.2%
Braxton Cnty., WV Solid Wst. Disposal RB, Weyerhaeuser Co. Proj., 6.50%, 04/01/2025	A-	5,000,000	5,200,800

SPECIAL TAX–0.8%
Brevard Cnty., FL Tourist Dev. Tax RB, Marlin Spring, 6.875%, 03/01/2013	NR	1,000,000	1,078,330
Frederick Cnty., MD Spl. Obl. RB, Urbana CDA, 6.625%, 07/01/2025	NR	2,500,000	2,558,650

			3,636,980

TOBACCO REVENUE–2.5%
Tobacco Settlement Revenue Mgmt. Auth. RB, SC Tobacco Settlement: 6.375%, 05/15/2030	A	3,550,000	3,913,129
Ser. B, 6.00%, 05/15/2022	A	3,750,000	3,949,500
Washington, DC Tobacco Settlement Financing Corp. RB, 6.25%, 05/15/2024	A	3,000,000	3,220,140

			11,082,769

TRANSPORTATION–0.4%
Nevada Dept. Business & Industry RB, Las Vegas Monorail Proj., 7.375%, 01/01/2040	NR	2,000,000	2,018,540

UTILITY–0.6%
Crossings at Fleming Island, FL CDD Util. RB: 6.75%, 10/01/2025	NR	1,525,000	1,576,682
7.375%, 10/01/2019	NR	1,080,000	1,143,234

			2,719,916

EVERGREEN
 Florida High Income Municipal Bond Fund
Schedule of Investments (continued)

August 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
WATER & SEWER–6.1%
Dulles Town, VA CDA Spl. Assmt. RB, Dulles Town Ctr. Proj., 6.25%, 03/01/2026	NR	$3,000,000	$2,996,280
Maricopa Cnty., AZ PCRB, 6.375%, 08/05/2005	NR	5,000,000	5,223,500
Northern Palm Beach Cnty., FL Impt. Dist. Spl. Assmt. RB, Wtr. Ctl. & Impt., Unit Dev. 44-B, 6.60%, 08/01/2031	NR	1,315,000	1,362,524
Northern Palm Beach Cnty., FL Wtr. Ctl. & Impt. Dist. RB: 5.90%, 08/01/2019	NR	1,000,000	1,011,540
6.00%, 08/01/2025	NR	2,015,000	2,037,044
6.00%, 08/01/2029	NR	1,500,000	1,515,375
Unit Dev. No. 9A, Ser. A, 7.20%, 08/01/2016	NR	2,500,000	2,709,825
Polk Cnty., FL IDA RB, Tampa Elec. Co. Proj., 5.85%, 12/01/2030	A1	2,000,000	2,090,160
Seminole, FL Wtr. Ctl. Dist. Spl. Assmt. RB, 7.25%, 08/01/2022	NR	1,830,000	1,927,173
St. Lucie West Svcs. Dist., FL Util. RB, 7.00%, 10/01/2010	NR	5,905,000	6,197,594

			27,071,015

Total Municipal Obligations			430,614,166

		Shares

SHORT-TERM INVESTMENTS–0.7%
MUTUAL FUND SHARES–0.7%
Evergreen Select Municipal Money Market Fund ø		3,092,559	3,092,559

Total Investments–(cost $430,174,308)–98.2%			433,706,725
Other Assets and Liabilities–1.8%			7,895,648

Net Assets–100.0%			$441,602,373

See Combined Notes to Schedules of Investments.

EVERGREEN
 Florida Municipal Bond Fund
Schedule of Investments

August 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–99.1%
AIRLINES–0.9%
New Jersey EDA Spl. Facs. RB, Continental Airlines, Inc. Proj., 6.40%, 09/15/2023	BB	$4,400,000	$4,425,697

AIRPORT–3.3%
Florida Port Fin. Commission RB: 5.50%, 10/01/2011, (Insd. by FGIC)	AAA	3,570,000	3,867,274
5.50%, 10/01/2012, (Insd. by FGIC)	AAA	3,455,000	3,720,655
Hillsborough Cnty., FL Aviation RB, Tampa Intl. Arpt., Ser. A, 5.50%, 10/01/2008	AAA	6,470,000	6,961,979
Volusia Cnty., FL Arpt. Sys. RB, Daytona Beach Intl. Arpt.: 6.45%, 10/01/2002	AAA	750,000	778,905
6.55%, 10/01/2003	AAA	790,000	846,698

			16,175,511

COMMUNITY DEVELOPMENT DISTRICT–1.2%
Grand Haven, FL CDD, Spl. Assmt. RB, Ser. A, 6.30%, 05/01/2002	NR	5,990,000	6,011,025

CONTINUING CARE RETIREMENT COMMUNITY–3.8%
Connecticut Dev. Mtge. Auth. RB, Church Homes, Inc. Proj., 5.80%, 04/01/2021	BBB	950,000	860,311
Brevard Cnty., FL Hlth. Facs. Auth. RB, Courtenay Springs Vlg., 7.38%, 11/15/2004	NR	515,000	552,394
Collier Cnty., FL Hlth. Facs. Auth. RB, The Moorings, Inc. Proj., 7.00%, 12/01/2019	A-	500,000	526,440
Escambia Cnty., FL Hlth. Facs. Auth. RB, Azalea Trace, Inc.: 6.00%, 01/01/2015	NR	2,560,000	2,375,680
6.10%, 01/01/2019	NR	1,310,000	1,196,200
Hillsborough Cnty., FL IDA RB, Lakeshore Villas Proj., Sr. Ser. A, 6.70%, 07/01/2021	NR	5,000,000	4,453,350
Lee Cnty., FL IDA Hlth. Care RB, Shell Point Vlg. Proj.: Ser. A, 5.25%, 11/15/2004	BBB-	1,150,000	1,170,619
Ser. A, 5.75%, 11/15/2014	BBB-	1,535,000	1,516,703
Orange Cnty., FL Hlth. Facs. Auth. RB, Lakeside Apts., Inc., 6.50%, 07/01/2013	BBB	3,000,000	3,069,300
Palm Beach Cnty., FL Hlth. Facs. Auth. RB, Abbey DelRay So. Proj., 5.20%, 10/01/2006	BBB	975,000	984,068
Sarasota Cnty., FL Hlth. Facs. Auth. RB, Sunnyside Properties, 6.00%, 05/15/2010	NR	1,800,000	1,719,972

			18,425,037

EDUCATION–9.8%
Broward Cnty., FL Edl. Facs. Auth. RB: 6.25%, 04/01/2013	AA	2,955,000	3,378,274
6.25%, 04/01/2015	AA	2,290,000	2,596,860

EVERGREEN
 Florida Municipal Bond Fund
Schedule of Investments (continued)

August 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
EDUCATION–continued
Broward Cnty., FL Hlth. Facs. Auth. RB, Catholic Hlth. Svcs.: 5.25%, 08/15/2010	Aa3	$4,660,000	$5,011,177
5.50%, 08/15/2014	Aa3	3,730,000	3,993,189
Dade Cnty., FL Edl. Facs. Auth. RB, St. Thomas Univ.: 6.00%, 01/01/2010, (LOC: Sun Bank Miami)	AA-	2,000,000	2,164,820
6.00%, 01/01/2014, (LOC: Sun Bank Miami)	AA-	2,000,000	2,162,460
Duval Cnty., FL Sch. Board COP, 5.63%, 07/01/2014, (Insd. by FSA)	Aaa	3,010,000	3,268,499
Florida Board of Ed. Lottery RB, 8.42%, 07/01/2012	AAA	5,925,000	7,335,268
Miami Dade Cnty., FL Edl. Facs. Auth. RB, Ser. A, 5.75%, 04/01/2012, (Insd. by AMBAC)	AAA	2,950,000	3,326,774
Miami Dade Cnty., FL Sch. Board COP, Ser. A, 5.88%, 10/01/2016, (Insd. by FSA)	AAA	3,190,000	3,500,196
Pinellas Cnty., FL Edl. Facs. Auth. RB, Refunding Barry Univ. Proj., 6.25%, 10/01/2015	AA	2,530,000	2,825,732
Volusia Cnty., FL Edl. Facs. Auth. RB, Embry-Riddle Aeronautical Univ.: Ser. A, 6.13%, 10/15/2016	Baa2	3,500,000	3,731,770
Ser. A, 6.13%, 10/15/2026	Baa2	4,100,000	4,313,077

			47,608,096

ELECTRIC REVENUE–3.2%
Gainesville, FL Util. Sys. RB: Ser. B, 6.50%, 10/01/2013	AA	4,800,000	5,817,264
Ser. B, 7.50%, 10/01/2009	AA	3,000,000	3,744,840
Lakeland, FL Elec. & Wtr. RB, Energy Sys. First Lien, 6.05%, 10/01/2010, (Insd. by FSA)	AAA	5,000,000	5,803,000

			15,365,104

ESCROW–5.1%
Leon Cnty., FL Edl. Facs. Auth. COP: 9.00%, 09/01/2008	AAA	1,475,000	1,946,823
9.00%, 09/01/2012	AAA	2,085,000	2,948,044
Orange Cnty., FL Hlth. Facs. Auth. RB: Ser. 3, 5.30%, 10/01/2006	AAA	5,225,000	5,707,686
Ser. 3, 5.50%, 10/01/2008	AAA	5,785,000	6,439,862
Ser. 3, 5.70%, 10/01/2011	AAA	2,000,000	2,278,000
Pasco Cnty., FL Hlth. Facs. Auth. Hosp. RB, Ser. 2, 5.60%, 10/01/2010	AAA	5,000,000	5,452,650

			24,773,065

GENERAL OBLIGATION–LOCAL–4.5%
Broward Cnty., FL Expressway Auth. GO, 9.88%, 07/01/2009	AAA	4,000,000	5,356,760
Broward Cnty., FL Sch. Dist. GO: 5.40%, 02/15/2005	AA-	3,000,000	3,152,580
Ser. C, 6.00%, 01/01/2004	AA+	3,000,000	3,092,940

EVERGREEN
 Florida Municipal Bond Fund
Schedule of Investments (continued)

August 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
GENERAL OBLIGATION–LOCAL–continued
Duval Cnty., FL Sch. Dist. GO, 5.90%, 08/01/2002, (Insd. by AMBAC)	AAA	$3,000,000	$3,093,360
Flagler Cnty., FL Sch. Dist. GO, 5.85%, 09/01/2002	AAA	1,500,000	1,522,395
Palm Beach Cnty., FL GO, 6.50%, 07/01/2010	AAA	1,880,000	2,239,080
Seminole Cnty., FL GO, 6.00%, 08/01/2003, (Insd. by MBIA)	AAA	3,000,000	3,148,080

			21,605,195

HOSPITAL–19.9%
Alachua Cnty., FL Hlth. Facs. Auth. RB, Shands Teaching Hosp., Ser. A, 6.25%, 12/01/2016, (Insd. by MBIA)	AAA	4,000,000	4,675,360
Denver, CO Hlth. & Hosp. Auth. Healthcare RB, Ser. A, 6.25%, 12/01/2016	BBB+	1,000,000	1,056,460
Escambia Cnty., FL Hlth. Facs. Auth. RB, Baptist Hosp., Inc., Ser. B, 6.00%, 10/01/2014	BBB+	2,950,000	2,941,887
Greenwood Cnty., SC Hosp. RB, Self Memorial Hospital, 5.50%, 10/01/2026	A+	2,000,000	2,007,580
Halifax, FL Hosp. Med. Ctr. Healthcare Facs. RB, 4.60%, 04/01/2008	A	1,080,000	1,106,460
Hillsborough Cnty., FL Hosp. Auth. RB, 6.38%, 10/01/2013	AAA	3,440,000	3,620,600
Jacksonville, FL Hlth. Facs. Auth. Hosp. RB: Charity Oblig. Group: Ser. C, 5.75%, 08/15/2012	Aa2	4,300,000	4,871,169
Ser. C, 5.75%, 08/15/2013	Aa2	4,550,000	5,154,377
Ser. C, 5.75%, 08/15/2014	Aa2	2,810,000	3,183,252
Ser. C, 5.75%, 08/15/2015	Aa2	2,090,000	2,352,337
St. Lukes Hosp. Assn. Proj., 7.125%, 11/15/2020	AA+	9,500,000	9,756,690
Leesburg, FL Hosp. RB, Leesburg Regl. Med. Ctr. Proj.: Ser. A, 6.13%, 07/01/2012	A	5,000,000	5,222,400
Ser. A, 6.13%, 07/01/2018	A	3,000,000	3,110,850
Ser. B, 5.70%, 07/01/2018	A	4,890,000	4,972,250
North Miami, FL Hlth. Facs. Auth. RB, Catholic Hlth. Svcs. Oblig. Group, 6.00%, 08/15/2016	Aa3	1,000,000	1,063,130
Orange Cnty., FL Hlth. Facs. Auth. RB, Orlando Regl. Healthcare Sys., Ser. 99-D, 5.75%, 10/01/2012, (Insd. by MBIA)	AAA	8,010,000	8,939,641
Palm Beach Cnty., FL Hlth. Facs. Auth. RB: 9.50%, 08/01/2013	AAA	2,520,000	3,326,652
Abbey DelRay So. Proj.:
4.80%, 10/01/2002	BBB	805,000	810,764
5.00%, 10/01/2003	BBB	775,000	786,044
5.00%, 10/01/2004	BBB	850,000	862,928
5.10%, 10/01/2005	BBB	930,000	941,272
5.30%, 10/01/2007	BBB	1,000,000	1,007,720
Good Samaritan Hlth. Sys.: 6.20%, 10/01/2011	Aaa	3,695,000	3,992,780
6.30%, 10/01/2022	Aaa	6,000,000	6,495,540

EVERGREEN
 Florida Municipal Bond Fund
Schedule of Investments (continued)

August 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
HOSPITAL–continued
Palm Beach Cnty., FL IDA RB, Geriatric Care Inc. Proj., 6.55%, 12/01/2016	A+	$2,000,000	$2,173,620
Polk Cnty., FL IDA RB, Winter Haven Hosp., 6.25%, 09/01/2015, (Insd. by MBIA)	AAA	6,585,000	7,000,974
Tallahassee, FL Hlth. Facs. RB, 6.63%, 12/01/2013	AAA	200,000	224,116
West Orange Healthcare Dist., FL, 5.65%, 02/01/2022	A-	5,000,000	5,147,350

			96,804,203

HOUSING–16.1%
Boynton Beach, FL MHRB, 6.45%, 01/01/2027	A+	1,500,000	1,588,830
Dade Cnty., FL SFHRB, 7.00%, 03/01/2024	Aaa	130,000	132,742
Duval Cnty., FL HFA SFHRB: 5.85%, 10/01/2027	Aaa	8,085,000	8,682,320
7.30%, 07/01/2011	AAA	55,000	56,702
7.35%, 07/01/2024, (Insd. by GNMA)	AAA	670,000	690,756
Escambia Cnty., FL HFA SFHRB, Multi Cnty. Program, 5.75%, 10/01/2031	Aaa	5,745,000	5,880,639
Florida Hsg. Fin. Corp. RB: 6.20%, 08/01/2016	AAA	2,000,000	2,129,700
6.35%, 05/01/2026, (Insd. by GNMA)	BBB+	1,550,000	1,641,156
6.55%, 07/01/2017	AAA	570,000	595,992
Ser. 4-Pac, 5.85%, 07/01/2031, (Insd. by FSA)	AAA	2,780,000	2,965,565
Ser. 7, 6.00%, 01/01/2021, (Insd. by FSA)	AAA	9,520,000	10,284,075
Ser. A, 6.875%, 10/01/2012	AAA	1,895,000	1,898,638
Sunset Place Homeowner Mtge.: Ser. 4-Pac, 5.15%, 10/01/2006	A	740,000	776,268
Ser. 4-Pac, 5.50%, 10/01/2009	A	455,000	484,261
Hialeah, FL Hsg. Auth. RB, Hsg. Patterson Pavilion, 5.15%, 05/01/2008	A1	1,195,000	1,214,455
Hillsborough Cnty., FL HFA RB, Ser. A, 6.63%, 10/01/2029	Aaa	4,500,000	4,992,930
Lee Cnty., FL HFA SFHRB, Multi-Cnty. Proj.: 6.50%, 03/01/2031	Aaa	1,400,000	1,510,880
7.00%, 09/01/2031	Aaa	2,445,000	2,687,030
7.13%, 03/01/2028	Aaa	560,000	627,682
7.20%, 03/01/2033	Aaa	1,180,000	1,328,503
Ser. A, Sub. Ser. 2, 7.50%, 09/01/2027	AAA	920,000	1,047,153
Leon Cnty., FL HFA SFHRB, Multi-Cnty. Program, Ser. B, 6.25%, 07/01/2019, (Insd. by GNMA)	AAA	525,000	558,154
Manatee Cnty., FL HFA Mtge. RB: SubSer. 1, 7.00%, 11/01/2027	Aaa	1,755,000	1,998,734
SubSer. 1, 7.20%, 05/01/2028	Aaa	1,675,000	1,907,306
North Tampa, FL Hsg. Dev. Corp. RB, Cntry. Oaks Apts., Ser. A, 6.90%, 01/01/2024, (Insd. by FNMA)	Aaa	1,000,000	1,021,080
Orange Cnty., FL HFA RB, 5.63%, 09/01/2028	Aaa	3,000,000	3,172,800

EVERGREEN
 Florida Municipal Bond Fund
Schedule of Investments (continued)

August 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
HOUSING–continued
Palm Beach Cnty., FL HFA RB, Waterford Proj., 5.50%, 10/01/2015	BBB	$2,750,000	$2,659,882
Pinellas Cnty., FL HFA MFHRB, Emerald Bay Apts. Proj., Ser. A, 5.00%, 04/01/2028	AAA	3,240,000	3,292,520
Pinellas Cnty., FL HFA SFHRB: 7.25%, 09/01/2029	Aaa	1,000,000	1,156,590
Multi-Cnty. Program: Ser. A-1, 5.95%, 03/01/2030	Aaa	2,660,000	2,776,561
Ser. A-1, 7.20%, 09/01/2029	Aaa	3,000,000	3,412,350
Ser. C-1, 6.30%, 03/01/2029	Aaa	4,790,000	4,904,673

			78,076,927

INDUSTRIAL DEVELOPMENT REVENUE–7.7%
Escambia Cnty., FL PCRB, Champion Intl. Corp. Proj.: 5.875%, 06/01/2022	BBB	5,230,000	5,234,288
6.40%, 09/01/2030	Baa2	1,500,000	1,545,975
Lake Cnty., FL Resource Recovery IDRB, NRG Recovery Group, Inc.:
Ser. 1993-A, 5.85%, 10/01/2009	BBB+	4,000,000	4,049,480
Ser. A, 5.95%, 10/01/2013	BBB+	4,850,000	4,864,647
Martin Cnty., NC Indl. Facs. & Pollution Ctl. Fin. Auth. RB, Weyerhaeuser Co. Proj., 6.80%, 05/01/2024	A-	1,750,000	1,858,255
Miami Dade Cnty., FL IDA RB, Spl. Facs. United Air Lines, Inc. Proj., 6.05%, 03/01/2035	Ba1	6,755,000	6,844,504
Polk Cnty., FL IDA RB, Cargill Fertilizer, Inc. Proj., 5.50%, 11/01/2009 ##	A+	11,300,000	12,048,512
St. Johns Cnty., FL IDA Hosp. RB, 6.00%, 08/01/2008	A-	945,000	989,481

			37,435,142

MISCELLANEOUS REVENUE–1.2%
Gulf Breeze, FL RB Lien: 5.40%, 12/01/2020	AAA	1,620,000	1,762,009
5.50%, 12/01/2020	AAA	1,645,000	1,787,983
5.70%, 12/01/2020	AAA	2,095,000	2,265,638

			5,815,630

POWER–0.8%
Gainesville, FL Util. Sys. RB, Ser. B, 7.50%, 10/01/2008	AA	3,000,000	3,694,020

PUBLIC FACILITIES–6.9%
Florida Division Bond Fin. Dept. RB: 5.25%, 07/01/2007, (Insd. by MBIA)	AAA	8,555,000	9,279,352
5.75%, 07/01/2010, (Insd. by AMBAC)	AAA	6,475,000	6,938,804
6.00%, 07/01/2006, (Insd. by MBIA)	AAA	5,600,000	6,262,144

EVERGREEN
 Florida Municipal Bond Fund
Schedule of Investments (continued)

August 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
PUBLIC FACILITIES–continued
Miami Beach, FL Redev. Agcy. Tax Increment RB, City Ctr. Historic Convention Vlg.: 5.63%, 12/01/2009	BBB	$2,000,000	$2,092,600
5.80%, 12/01/2013	BBB	3,000,000	3,119,730
5.88%, 12/01/2022	BBB	2,000,000	2,049,980
Palm Beach Cnty., FL Criminal Justice Facs. RB, 7.20%, 06/01/2015, (Insd. by FGIC)	AAA	3,000,000	3,842,130

			33,584,740

RESOURCE RECOVERY–1.2%
Dade Cnty., FL Solid Wst. Sys. Spl. Obl. RB, 6.00%, 10/01/2006, (Insd. by AMBAC)	AAA	5,000,000	5,604,500

SALES TAX–1.3%
Jacksonville, FL Excise Taxes RB: Ser. B, 5.75%, 10/01/2012, (Insd. by FGIC)	AAA	2,805,000	3,085,893
Ser. B, 5.75%, 10/01/2013, (Insd. by FGIC)	AAA	3,050,000	3,342,312

			6,428,205

TOBACCO REVENUE–2.9%
South Carolina Tobacco Settlement Revenue Mgmt. RB, 6.38%, 05/15/2030	A	5,000,000	5,511,450
Washington, DC Tobacco Settlement Financing Corp. RB, 6.25%, 05/15/2024	A	8,200,000	8,801,716

			14,313,166

TRANSPORTATION–5.2%
Dade Cnty., FL Aviation RB, Ser. W, 5.90%, 10/01/2005, (Insd. by AMBAC)	AAA	6,555,000	6,886,355
Florida Turnpike Auth., RB, Ser. A, 6.90%, 07/01/2002, (Insd. by AMBAC)	AAA	2,000,000	2,047,120
Orlando & Orange Cnty., FL Expressway Auth. RB: 5.38%, 07/01/2010, (Insd. by AMBAC)	AAA	10,000,000	10,581,800
6.50%, 07/01/2011, (Insd. by FGIC)	AAA	4,550,000	5,442,437
Jr. Lien, 8.25%, 07/01/2015, (Insd. by FGIC)	AAA	40,000	55,522

			25,013,234

WATER & SEWER–4.1%
North Springs, FL Wtr. & Swr. RB, Ser. B, 6.50%, 10/01/2016	AAA	1,335,000	1,482,104
Northern Palm Beach Cnty., FL Wtr. Ctl. & Impt. Dist. RB: Unit Dev. No. 5B, 5.75%, 08/01/2014	NR	1,135,000	1,156,326
Unit Dev. No. 5D, 5.50%, 08/01/2015	NR	500,000	499,975
Unit Dev. No. 9A, Ser. A, 7.20%, 08/01/2016	NR	1,300,000	1,409,109
Unit Dev. No. 9B, 5.85%, 08/01/2013	NR	950,000	975,023
Orlando, FL Util. Commission, Wtr. & Elec. RB, 6.00%, 10/01/2010	AA	4,000,000	4,627,240

EVERGREEN
 Florida Municipal Bond Fund
Schedule of Investments (continued)

August 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
WATER & SEWER–continued
Pembroke Pines, FL Cons. Util. Sys. RB, 6.25%, 09/01/2004, (Insd. by FGIC)	AAA	$2,500,000	$2,666,875
Tampa, FL Wtr. & Swr. RB, 6.00%, TBA, (Insd. by FSA) #	AAA	1,585,000	1,795,361
Texas Gulf Coast Wst. Disposal Auth. RB, Champion Intl. Corp., 7.45%, 05/01/2026	BBB	5,000,000	5,204,300

			19,816,313

Total Investments–(cost $451,493,431)–99.1%			480,974,810
Other Assets and Liabilities–0.9%			4,212,263

Net Assets–100.0%			$485,187,073

See Combined Notes to Schedules of Investments.

EVERGREEN
 Georgia Municipal Bond Fund
Schedule of Investments

August 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–97.6%
AIRLINES–2.2%
Fulton Cnty., GA Dev. Auth. Spl. Facs. RB, Delta Airlines, Inc. Proj., 5.30%, 05/01/2013	BBB-	$2,000,000	$1,995,200

AIRPORT–3.8%
Atlanta, GA Arpt. Facs. RB: Ser. A, 6.50%, 01/01/2006, (Insd. by AMBAC)	AAA	2,000,000	2,252,900
Ser. A, 6.50%, 01/01/2010, (Insd. by AMBAC)	AAA	1,000,000	1,179,500

			3,432,400

CONTINUING CARE RETIREMENT COMMUNITY–5.8%
Fulton Cnty., GA Residential Care Facs. RB: Canterbury Court Proj., 6.20%, 10/01/2019	BBB+	1,820,000	1,806,204
Sr. Lien, RHA Assisted Living, Ser. A, 6.90%, 07/01/2019	NR	1,500,000	1,459,395
Gainesville & Hall Cnty., GA Dev. Auth. RB, Sr. Living Facs., Lanier Vlg. Estates: Ser. C, 6.75%, 11/15/2015	NR	1,000,000	977,580
Ser. C, 7.25%, 11/15/2029	NR	1,000,000	991,540

			5,234,719

ELECTRIC REVENUE–2.8%
Georgia Muni. Elec. Auth. Pwr. RB: Ser. B, 6.25%, 01/01/2017, (Insd. by MBIA-IBC)	AAA	1,000,000	1,181,240
Ser. EE, 7.25%, 01/01/2024, (Insd. by AMBAC)	AAA	400,000	532,680
Virgin Islands Wtr. & Pwr. Auth. Elec. Sys. RB, 5.25%, 07/01/2008	NR	750,000	789,937

			2,503,857

ESCROW–0.5%
Fulton Cnty., GA Wtr. & Swr. ETM RB, 6.375%, 01/01/2014, (Insd. by FGIC)	AAA	390,000	461,538

GENERAL OBLIGATION–LOCAL–17.4%
Cartersville, GA GO, 6.70%, 01/01/2012	A	120,000	141,205
Commonwealth of Puerto Rico GO, 5.65%, 07/01/2015, (Insd. by MBIA)	AAA	1,000,000	1,147,500
DeKalb Cnty., GA Sch. Dist. GO, Ser. A, 6.25%, 07/01/2011	AA	500,000	590,245
Effingham Cnty., GA Sch. Dist. GO: 6.25%, 02/01/2007, (Insd. by MBIA)	AAA	1,260,000	1,426,925
6.25%, 02/01/2008, (Insd. by MBIA)	AAA	1,160,000	1,326,112
6.25%, 02/01/2009, (Insd. by MBIA)	AAA	500,000	577,115
Fayette Cnty., GA Sch. Dist. GO: 6.125%, 03/01/2015	Aa3	600,000	657,198
6.25%, 03/01/2006	Aa3	2,200,000	2,466,420
Forsyth Cnty., GA GO, 6.125%, 03/01/2017	AA-	1,000,000	1,136,520
Forsyth Cnty., GA Sch. Dist. GO: 6.00%, 02/01/2014	AA-	1,000,000	1,142,870
6.75%, 07/01/2016	AA-	1,000,000	1,225,870

EVERGREEN
 Georgia Municipal Bond Fund
Schedule of Investments (continued)

August 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
GENERAL OBLIGATION–LOCAL–continued
Hall Cnty., GA Sch. Dist. GO: 6.45%, 12/01/2009, (Insd. by AMBAC)	AAA	$1,210,000	$1,364,287
6.70%, 12/01/2014, (Insd. by AMBAC)	AAA	500,000	567,600
Peach Cnty., GA Sch. Dist. GO, 6.50%, 02/01/2006, (Insd. by MBIA)	AAA	525,000	592,814
Washington Cnty., GA Sch. Dist. GO, 6.875%, 01/01/2014, (Insd. by AMBAC)	AAA	1,300,000	1,476,332

			15,839,013

HOSPITAL–14.8%
Baldwin Cnty., GA Hosp. Auth. RB, Oconne Regl. Med. Ctr.: 5.35%, 12/01/2014	BBB	565,000	528,563
5.40%, 12/01/2015	BBB	630,000	587,948
Coffee Cnty., GA Hosp. Auth. RB, Coffee Regl. Med. Ctr., Ser. A, 6.75%, 12/01/2016	NR	1,600,000	1,599,024
Gainesville & Hall Cnty., GA Hosp. Auth. RB, Northeast GA Hlth. Sys., Inc. Proj., 6.00%, 05/15/2014, (Insd. by MBIA)	AAA	2,340,000	2,626,720
Glynn-Brunswick, GA Mem. Hosp. Auth. RB, 6.00%, 08/01/2016, (Insd. by MBIA)	AAA	2,050,000	2,229,478
Horry Cnty., SC Hosp. Fee Spl. Obl. RB, 6.00%, 04/01/2014	A2	1,305,000	1,459,864
Med. Ctr. Hosp. Auth., GA RB, Columbus Regl. Healthcare Sys., 6.10%, 08/01/2014, (Insd. by MBIA)	AAA	2,000,000	2,263,260
Savannah, GA Hosp. Auth. RB, St. Joseph’s Hosp. Proj.: 6.125%, 07/01/2012	A2	1,500,000	1,619,790
6.20%, 07/01/2023	A2	500,000	540,595

			13,455,242

HOUSING–7.1%
Clayton Cnty., GA Hsg. Auth. Mtge. RB, Park Walk Apts., Ltd., 7.125%, 12/01/2025, (Insd. by FHA & FNMA)	Aaa	500,000	531,130
DeKalb Cnty., GA Hsg. Auth. MHRB: North Hill Apts. Proj., 6.625%, 01/01/2005, (Insd. by FNMA)	AAA	1,405,000	1,511,386
The Lakes at Indian Creek Proj., 7.15%, 01/01/2025, (Insd. by FSA)	AAA	500,000	534,990
Georgia HFA SFHRB: 5.80%, 12/01/2021	AAA	1,000,000	1,039,950
Sub Ser. D4, 5.50%, 06/01/2017	AAA	715,000	736,350
Sub Ser. D4, 5.65%, 06/01/2021	AAA	2,000,000	2,063,460

			6,417,266

INDUSTRIAL DEVELOPMENT REVENUE–5.7%
Appling Cnty., GA Dev. Auth. PCRB, Oglethorpe Pwr. Corp.,
Hatch Proj.:
7.125%, 01/01/2015, (Insd. by MBIA)	AAA	1,055,000	1,154,117
7.15%, 01/01/2021, (Insd. by MBIA)	AAA	500,000	546,545

EVERGREEN
 Georgia Municipal Bond Fund
Schedule of Investments (continued)

August 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
INDUSTRIAL DEVELOPMENT REVENUE–continued
Crisp Cnty., GA Dev. Auth. Env. Impt. RB, International Paper Co. Proj., Ser. A, 6.20%, 02/01/2020	BBB	$1,250,000	$1,298,663
Fulton Cnty., GA Dev. Auth. RB, Georgia Tech Foundation Sac II Project, Ser. A, 5.75%, 11/01/2017	AA+	1,950,000	2,157,051

			5,156,376

MISCELLANEOUS REVENUE–0.6%
Puerto Rico Pub. Fin. Corp. RB, Ser. A, 5.50%, 08/01/2020, (MBIA)	AAA	500,000	541,290

PUBLIC FACILITIES–8.7%
Butts Cnty., GA COP, 6.75%, 12/01/2014, (Insd. by MBIA)	AAA	300,000	338,316
College Park, GA Business & IDA RB, Civic Ctr. Proj.: 5.75%, 09/01/2020, (Insd. by AMBAC)	AAA	1,825,000	2,013,888
Ser. A, 5.70%, 09/01/2009, (Insd. by FSA)	AAA	1,000,000	1,128,550
Ser. A, 5.75%, 09/01/2010, (Insd. by FSA)	AAA	1,470,000	1,660,747
Fayette Cnty., GA Pub. Facs. Auth. RB, Criminal Justice Ctr. Proj., 6.25%, 06/01/2017	AA-	550,000	648,026
Middle, GA Coliseum Auth. RB, GA Coliseum Proj., Ser. A, 5.375%, 07/01/2014	AA	1,000,000	1,043,740
Savannah, GA EDA RB, Mighty Eighth Air Force, 5.875%, 01/01/2012	AA	1,000,000	1,057,010

			7,890,277

SALES TAX–2.4%
Metropolitan Atlanta Rapid Transit Auth., GA Sales Tax RRB, Ser. P, 6.25%, 07/01/2011, (Insd. by AMBAC)	AAA	1,000,000	1,176,040
Virgin Islands Pub. Fin. Auth. RB, Sr. Lien, Ser. A, 5.50%, 10/01/2018	BBB-	1,000,000	1,010,630

			2,186,670

SOLID WASTE–1.1%
Albany Dougherty, GA Payroll Dev. Auth. Solid Wst. Disp. RB, Proctor & Gamble Proj., 5.20%, 05/15/2028	AA	1,000,000	1,004,670

SPECIAL TAX–0.8%
Frederick Cnty., MD Spl. Obl. RB, Urbana CDA, 6.625%, 07/01/2025	NR	750,000	767,595

TOBACCO REVENUE–3.4%
Children’s Trust Fund PR RB, 5.75%, 07/01/2020	A	1,885,000	2,015,348
Northern Tobacco Securitization Corp. Alaska RB, 5.50%, 06/01/2029	A	1,100,000	1,109,647

			3,124,995

EVERGREEN
Georgia Municipal Bond Fund
Schedule of Investments (continued)

August 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
WATER & SEWER–20.6%
Cartersville, GA Dev. Auth. RB, Wtr. & Wastewater Facs.
Anheuser-Busch Co., Inc., 7.40%, 11/01/2010	A+	$1,120,000	$1,364,496
Clayton Cnty., GA Wtr. Auth. Wtr. & Swr. RB, 6.25%,
05/01/2016	AA	2,000,000	2,294,940
Columbia Cnty., GA Wtr. & Swr. RB:
6.25%, 06/01/2015, (Insd. by FGIC)	AAA	1,200,000	1,375,644
6.25%, 06/01/2016, (Insd. by FGIC)	AAA	1,250,000	1,425,113
6.25%, 06/01/2017, (Insd. by FGIC)	AAA	1,390,000	1,579,304
Conyers, GA Wtr. & Swr. RB, Ser. A, 6.60%, 07/01/2015,
(Insd. by AMBAC)	AAA	1,000,000	1,111,070
Forsyth Cnty., GA Wtr. & Swr. Auth. RB, 6.25%, 04/01/2017	AA-	1,000,000	1,175,560
Fulton Cnty., GA Wtr. & Swr. RB, 6.25%, 01/01/2006,
(Insd. by FGIC)	AAA	1,420,000	1,585,955
Gainesville, GA Wtr. & Swr. RB, 5.25%, 11/15/2010,
(Insd. by FGIC)	AAA	1,000,000	1,100,260
Gwinnett Cnty., GA Wtr. & Swr. COP, 8.60%, 08/01/2003	AAA	2,500,000	2,770,450
Jackson Cnty., GA Wtr. & Sewage Auth. RB, Ser. A,
5.75%, 09/01/2017, (Insd. by AMBAC)	AAA	1,530,000	1,695,577
Virgin Islands Wtr. & Pwr. Auth. Elec. Sys. RB, 5.30%,
07/01/2018	NR	1,250,000	1,225,100

			18,703,469

Total Municipal Obligations			88,714,577

		Shares

SHORT-TERM INVESTMENTS–1.0%
MUTUAL FUND SHARES–1.0%
Evergreen Municipal Money Market Fund ø		943,866	943,866

Total Investments–(cost $83,298,894)–98.8%			89,658,443
Other Assets and Liabilities–1.2%			1,121,576

Net Assets–100.0%			$90,780,019

See Combined Notes to Schedules of Investments.

EVERGREEN
Maryland Municipal Bond Fund
Schedule of Investments

August 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–99.3%
CONTINUING CARE RETIREMENT COMMUNITY–5.4%
Fulton Cnty., GA Residential Care Facs. RB, Sr. Lien, RHA
Assisted Living, Ser. A, 6.90%, 07/01/2019	NR	$500,000	$486,465
Maryland Hlth. & Higher Edl. Facs. Auth. RB:
Catholic Hlth. Initiatives, 6.00%, 12/01/2013	AA-	1,200,000	1,344,444
Refunding Pickersgill:
Ser. A, 5.85%, 01/01/2010	A-	600,000	650,130
Ser. A, 6.00%, 01/01/2015	A-	350,000	372,746

			2,853,785

EDUCATION–4.3%
Annapolis, MD EDRB, St. John’s College Facs., 5.50%,
10/01/2018	BBB+	1,230,000	1,245,904
Univ. of MD Sys. Auxilliary Facs. & Tuition RB, Ser. A, 5.40%,
04/01/2009	AA+	1,000,000	1,072,670

			2,318,574

ELECTRIC REVENUE–3.4%
Prince Georges Cnty., MD PCRB, Potomac Elec. Proj., 5.75%,
03/15/2010	A	1,600,000	1,803,296

GENERAL OBLIGATION–LOCAL–9.6%
Hagerstown, MD GO, 5.50%, 09/01/2009	NR	275,000	291,035
Montgomery Cnty., MD GO:
4.75%, 02/01/2015	AAA	750,000	775,380
Ser. A, 5.375%, 01/01/2007	AAA	1,500,000	1,641,015
Ocean City, MD GO, 5.50%, 03/15/2009, (Insd. by MBIA)	AAA	1,000,000	1,059,190
Prince Georges Cnty., MD GO, 5.125%, 10/01/2012	AA	1,240,000	1,349,033

			5,115,653

GENERAL OBLIGATION–STATE–3.8%
Baltimore, MD GO, 5.375%, 10/15/2011	AAA	380,000	422,788
Maryland GO, State & Local Facs. Loan:
5.25%, 06/15/2011	AAA	500,000	537,510
5.70%, 03/15/2010	AAA	1,000,000	1,078,810

			2,039,108

HOSPITAL–6.2%
Maryland Hlth. & Higher Edl. Facs. Auth. RB:
Doctors Community Hosp., Inc.:
5.50%, 07/01/2024	BBB-	435,000	371,199
5.70%, 07/01/2003	BBB-	35,000	35,519
5.75%, 07/01/2013	BBB-	535,000	499,246
Union Hosp. of Cecil Cnty., 4.80%, 07/01/2011	NR	330,000	338,428
Univ. of Maryland Med. Sys. Proj., 6.625%, 07/01/2020	NR	1,000,000	1,096,850
New Jersey Hlth. Care Facs. Fin. Auth. RB, Johnson Univ.
Hosp. Proj., 5.70%, 07/01/2020	A+	925,000	983,479

			3,324,721

EVERGREEN
Maryland Municipal Bond Fund
Schedule of Investments (continued)

August 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
HOUSING–24.3%
Maryland CDA Dept. of Hsg. & Cmnty. Dev. RB:
5.20%, 09/01/2022	NR	$2,000,000	$2,001,700
5.70%, 09/01/2022	NR	1,965,000	2,015,599
Ser. 1, 5.30%, 04/01/2010	NR	1,105,000	1,187,234
Ser. D, 6.20%, 09/01/2020, (Insd. by FHA Mtges.)	NR	750,000	804,405
Ser. F, 5.90%, 09/01/2019	NR	1,000,000	1,039,900
Ser. H, 5.65%, 09/01/2012, (Insd. by FHA)	NR	1,365,000	1,460,782
Maryland CDA Dept. of Hsg. & Cmnty. Dev. SFHRB:
Ser. 3, 6.90%, 04/01/2005, (Insd. by FHA)	NR	100,000	102,246
Ser. 5, 5.40%, 04/01/2008	NR	1,470,000	1,577,178
Montgomery Cnty., MD Hsg. Opportunities MHRB:
5.35%, 07/01/2021	NR	375,000	380,010
Aston Woods Apts., Ser. A, 4.90%, 05/15/2031,
(Insd. by FNMA)	NR	950,000	975,678
Community Hsg., Ser. A, 6.00%, 07/01/2014	NR	250,000	262,348
Montgomery Cnty., MD SFHRB, Ser. A, 5.55%, 07/01/2014	NR	1,105,000	1,173,764

			12,980,844

INDUSTRIAL DEVELOPMENT REVENUE–8.6%
Calvert Cnty., MD PCRB, Baltimore Gas & Elec. Co. Proj.,
5.55%, 07/15/2014	A	1,500,000	1,573,200
Cecil Cnty., MD IDRB, Cargill, Inc. Proj., 5.25%, 03/01/2006	A+	1,000,000	1,077,890
Maryland Economic Dev. Corp. RB, Univ. of MD- College Park
Proj., 5.375%, 07/01/2016	AAA	1,150,000	1,236,744
Maryland Energy Fin. Admin. Ltd. Obl. RB, Office Paper Sys.,
Inc. Proj., Ser. A, 7.50%, 09/01/2015	NR	750,000	725,475

			4,613,309

LEASE–4.2%
Maryland Stadium Auth. Lease RB, Convention Ctr. Expansion
Proj., 5.875%, 12/15/2011, (Insd. by AMBAC)	AAA	1,800,000	1,939,158
Prince Georges Cnty., MD COP, Real Estate Acquisition Program,
5.90%, 09/15/2009, (Insd. by MBIA)	AAA	250,000	274,688

			2,213,846

OTHER–0.4%
Allegany Cnty., MD Pollution Ctl. Facs. RB, 5.90%, 07/01/2004	BBB	200,000	212,886

PRE-REFUNDED–0.6%
Howard Cnty., MD Prerefunded Cons. Pub. Impt. GO, Ser. A,
5.25%, 08/15/2011	AAA	295,000	318,550

PUBLIC FACILITIES–3.0%
Baltimore Cnty., MD Rev. Auth. RB, 5.25%, 07/01/2008	NR	1,000,000	1,044,600
Frederick Cnty., MD Pub. Facs. GO, 5.00%, 12/01/2015	AA	500,000	528,640

			1,573,240

EVERGREEN
Maryland Municipal Bond Fund
Schedule of Investments (continued)

August 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
SPECIAL TAX–3.9%
Anne Arundel Cnty., MD Spl. Obl. RB, Arundel Mills Proj., 7.10%,
07/01/2029	NR	$1,000,000	$1,081,080
Frederick Cnty., MD Spl. Obl. RB, Urbana CDA, 6.625%,
07/01/2025	NR	1,000,000	1,023,460

			2,104,540

TRANSPORTATION–6.0%
District of Columbia Metro. Area Transit Auth. RB, 6.00%,
07/01/2010, (Insd. by FGIC)	AAA	300,000	345,708
Maryland Trans. Auth. Spl. Obl. RB, Baltimore/Washington Intl.
Arpt. Proj., Ser. A, 6.25%, 07/01/2014, (Insd. by FGIC)	AAA	1,750,000	1,912,855
Maryland Trans. Facs. Auth. RB, 5.80%, 07/01/2006	A+	850,000	944,979

			3,203,542

WATER & SEWER–15.6%
Anne Arundel Cnty., MD Wtr. & Swr. RB, 5.25%, 04/15/2010	AA+	250,000	260,103
Baltimore, MD Refunding Wtr. Proj. RB, Ser. A, 5.80%,
07/01/2015, (Insd. by FGIC)	AAA	1,500,000	1,616,040
Northeast, MD Wst. Disp. Auth. RB:
5.80%, 07/01/2004	NR	500,000	534,080
6.00%, 07/01/2007	NR	50,000	55,538
Montgomery Cnty. Resource Recovery Proj., Ser. A, 6.30%,
07/01/2016	NR	820,000	857,933
Prince Georges Cnty., MD GO, Stormwater Mgmt., 5.40%,
03/15/2007	AA	250,000	262,100
Virgin Islands Wtr. & Pwr. Auth. Elec. Sys. RB:
5.125%, 07/01/2003	NR	500,000	514,325
5.30%, 07/01/2018	NR	750,000	735,060
Washington, MD Suburban Sanitation Dist. GO, 5.375%,
06/01/2011	AAA	1,600,000	1,669,360
Washington, MD Suburban Sanitation Dist. Wtr. Supply RB,
5.50%, 06/01/2010	AAA	1,700,000	1,803,955

			8,308,494

Total Municipal Obligations			52,984,388

		Shares

SHORT-TERM INVESTMENTS–3.1%
MUTUAL FUND SHARES–3.1%
Evergreen Municipal Money Market Fund ø		1,656,430	1,656,430

Total Investments–(cost $51,921,302)–102.4%			54,640,818
Other Assets and Liabilities–(2.4%)			(1,274,294)

Net Assets–100.0%			$53,366,524

See Combined Notes to Schedules of Investments.

EVERGREEN
North Carolina Municipal Bond Fund
Schedule of Investments

August 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–98.7%
AIRPORT–3.1%
Charlotte, NC Arpt. RB:
5.75%, 07/01/2012, (Insd. by MBIA)	AAA	$2,395,000	$2,629,159
5.875%, 07/01/2014, (Insd. by MBIA)	AAA	1,000,000	1,096,220
6.00%, 07/01/2015, (Insd. by MBIA)	AAA	2,755,000	3,027,277
Cmnwlth. of Puerto Rico Port Auth. RB, American Airlines Proj.,
Ser. A, 6.25%, 06/01/2026	BBB-	1,400,000	1,448,426

			8,201,082

CONTINUING CARE RETIREMENT COMMUNITY–5.5%
North Carolina Med. Care Commission Hosp. RB:
Deerfield Episcopal, 5.30%, 11/01/2004	NA	9,595,000	9,703,711
Glenaire Proj.:
5.75%, 07/01/2019	NR	2,000,000	1,788,480
5.85%, 07/01/2027	NR	3,550,000	3,091,553

			14,583,744

EDUCATION–4.1%
Iredell Cnty., NC RB Pub. Facs., School Projects, 6.00%,
06/01/2016	Aaa	2,080,000	2,330,370
North Carolina Student Edl. Assistance Auth. RB:
6.05%, 07/01/2010	A2	1,000,000	1,056,210
6.30%, 07/01/2015	A2	2,000,000	2,101,100
6.35%, 07/01/2016	A2	2,375,000	2,507,834
University North Carolina Sys. Pool RB:
5.75%, 10/01/2014, (Insd. by AMBAC)	AAA	1,330,000	1,486,993
5.75%, 10/01/2015, (Insd. by AMBAC)	AAA	1,125,000	1,251,495

			10,734,002

ELECTRIC REVENUE–22.2%
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB:
5.00%, 01/01/2021	AAA	5,000,000	5,227,800
5.625%, 01/01/2014	AAA	7,850,000	8,438,357
6.00%, 01/01/2018, (Insd. by AMBAC)	AAA	6,500,000	7,487,805
6.00%, 01/01/2022	BBB	5,415,000	5,784,790
6.50%, 01/01/2018	BBB	3,750,000	4,277,325
7.00%, 01/01/2013, (Insd. by MBIA)	AAA	3,400,000	4,188,834
7.50%, 01/01/2010	AAA	1,845,000	2,285,365
Ser. A, 5.70%, 01/01/2013, (Insd. by MBIA)	AAA	5,000,000	5,417,300
North Carolina Muni. Pwr. Agcy., Elec. RB, Catawba Elec.:
6.375%, 01/01/2013	BBB+	5,000,000	5,514,550
7.25%, 01/01/2007, (Insd. by AMBAC)	AAA	5,000,000	5,860,350
10.50%, 01/01/2010	AAA	2,990,000	3,879,974

			58,362,450

EVERGREEN
North Carolina Municipal Bond Fund
Schedule of Investments (continued)

August 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
GENERAL OBLIGATION–LOCAL–15.2%
Charlotte, NC GO, 5.00%, 02/01/2010	AAA	$5,000,000	$5,387,500
Cmnwlth. of Puerto Rico GO:
5.70%, 07/01/2003	A-	1,000,000	1,046,550
6.25%, 07/01/2009, (Insd. by MBIA)	AAA	2,535,000	2,978,498
Durham Cnty., NC GO, Pub. Impt. Bonds:
5.80%, 02/01/2010	AAA	2,400,000	2,585,712
5.80%, 02/01/2011	AAA	2,400,000	2,581,728
Eden Cnty., NC GO, Refunding Wtr. & Swr.:
5.75%, 06/01/2002	AAA	860,000	879,238
5.75%, 06/01/2003	AAA	855,000	895,792
5.75%, 06/01/2004	AAA	845,000	900,787
5.75%, 06/01/2005	AAA	835,000	903,186
5.75%, 06/01/2006	AAA	825,000	901,379
5.75%, 06/01/2007	AAA	815,000	895,905
Mecklenburg Cnty., NC GO Pub. Impt. Bonds:
5.00%, 04/01/2009	AAA	6,500,000	7,005,115
5.40%, 04/01/2008	AAA	4,095,000	4,425,016
5.40%, 04/01/2009	AAA	5,000,000	5,402,950
New Hanover Cnty., NC, Pub. Impt. GO, 5.75%, 11/01/2013	AA-	3,000,000	3,393,570

			40,182,926

HOSPITAL–12.5%
Charlotte, NC Mecklenberg Hosp. RB:
5.75%, 01/01/2012	AA	1,050,000	1,075,462
NC Hlth. Care Sys., 6.00%, 01/01/2005	AA	1,000,000	1,028,340
Cmnwlth. of Puerto Rico RB, Mennonite General Hosp. Proj.,
5.625%, 07/01/2027	BBB-	500,000	425,160
Cumberland Cnty., NC Hosp. Facs. RB, Cumberland Cnty.
Hosp. Sys. Inc.:
5.25%, 10/01/2010	A-	1,310,000	1,388,561
5.25%, 10/01/2011	A-	900,000	949,059
North Carolina Med. Care Commission Hosp. RB:
Gaston Hlth. Care, 5.375%, 02/15/2011	A+	2,630,000	2,781,909
Grace Hosp. Inc.:
5.25%, 10/01/2013	A+	3,825,000	3,938,411
6.50%, 10/01/2005	A+	1,110,000	1,232,522
6.50%, 10/01/2006	A+	1,180,000	1,328,291
Presbyterian Hlth. Svcs. Co. Proj., 6.125%, 10/01/2014	A1	900,000	952,857
Rex Hosp. Proj.:
6.125%, 06/01/2010	A+	2,500,000	2,695,225
6.25%, 06/01/2017	A+	3,700,000	3,996,777
Stanley Mem. Hosp. Proj.:
5.375%, 10/01/2014, (Insd. by AMBAC)	AAA	5,000,000	5,284,400
6.50%, 10/01/2013	A	2,585,000	2,920,016

EVERGREEN
North Carolina Municipal Bond Fund
Schedule of Investments (continued)

August 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
HOSPITAL–continued
North Carolina Med. Care Commission Hosp. RB: (continued)
Transylvania Community Hosp. Inc.:
4.90%, 10/01/2003	NR	$155,000	$156,595
5.00%, 10/01/2004	NR	155,000	156,912
5.00%, 10/01/2005	NR	175,000	176,458
5.05%, 10/01/2006	NR	185,000	185,649
5.15%, 10/01/2007	NR	190,000	190,179
5.50%, 10/01/2012	NR	1,130,000	1,110,010
5.75%, 10/01/2019	NR	1,090,000	985,480

			32,958,273

HOUSING–10.1%
Burlington, NC Burlington Homes RB, 6.00%, 08/01/2009	A3	1,005,000	1,042,296
Charlotte, NC Hsg. Dev. Corp., RB, 6.60%, 07/15/2021	Aaa	1,350,000	1,367,104
Durham Cnty., NC MHRB, Ivy Commons Proj., 8.00%,
03/01/2029	NR	2,750,000	2,755,032
Fremont, NC Hsg. Dev. Corp. RB, Torhunta Apts., 6.75%,
07/15/2022, (Insd. by FHA)	Aaa	905,000	925,109
North Carolina HFA RB:
5.55%, 01/01/2025	AA	3,500,000	3,644,865
5.95%, 01/01/2027	AA	2,990,000	3,185,606
6.00%, 07/01/2011	AA	2,135,000	2,330,545
6.10%, 07/01/2013	AA	2,390,000	2,582,753
North Carolina Hsg. Fin. & Dev. Auth., SFHRB:
5.90%, 09/01/2013	AA	1,045,000	1,108,264
6.15%, 03/01/2011	AA	3,450,000	3,702,126
6.20%, 09/01/2009	AA	750,000	777,923
7.05%, 09/01/2020	AA	890,000	914,929
Raleigh, NC Hsg. Auth. MHRB, Cedar Point Apts., 7.00%,
11/01/2030	NR	3,545,000	2,304,250

			26,640,802

INDUSTRIAL DEVELOPMENT REVENUE–7.8%
Columbus Cnty., NC Indl. Facs. & Pollution Ctl. Fin. RB, Intl.
Paper Co. Proj., 6.15%, 04/01/2021	BBB	1,750,000	1,796,760
Craven Cnty., NC RB, Indl. Facs. & Pollution Ctl. Fin. Auth. RB,
Weyerhaeuser Co. Proj., 6.35%, 01/01/2010	A-	2,000,000	2,069,240
Haywood Cnty., NC Indl. Facs. & Pollution Ctl. Fin. RB,
Champion Intl. Corp. Proj.:
6.00%, 03/01/2020	Baa2	2,500,000	2,552,650
6.25%, 09/01/2025	Baa2	2,750,000	2,810,555
Martin Cnty., NC Indl. Facs. & Pollution Ctl. Fin. Auth. RB,
Weyerhaeuser Co. Proj., 6.80%, 05/01/2024	A-	4,750,000	5,043,835

EVERGREEN
North Carolina Municipal Bond Fund
Schedule of Investments (continued)

August 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
INDUSTRIAL DEVELOPMENT REVENUE–continued
Northampton Cnty., NC Indl. Facs. & Pollution Ctl. Fin. RB,
Intl. Paper Co. Proj., 6.20%, 02/01/2025	BBB	$1,000,000	$1,032,160
Virgin Islands Pub. Fin. Auth. RRB, Senior Lien, 5.40%,
10/01/2012	BBB-	5,000,000	5,205,900

			20,511,100

LEASE–6.2%
Chapel Hill, NC Parking Facs. RB, COP, 6.35%, 12/01/2018	AA	1,000,000	1,051,230
Charlotte, NC COP:
6.00%, 06/01/2014	AA+	1,475,000	1,561,553
Cityfair Parking Fac. Proj., 6.125%, 06/01/2010	AA	1,735,000	1,913,358
Convention Parking Fac. Proj., 6.65%, 12/01/2003,
(Insd. by AMBAC)	AAA	1,000,000	1,029,600
Stadium Parking Fac. Proj., 6.00%, 06/01/2010	AA+	1,245,000	1,352,605
Durham Cnty., NC COP, New Durham Corp.:
5.25%, 12/01/2010	AA+	1,160,000	1,272,056
5.25%, 12/01/2011	AA+	1,485,000	1,630,560
Greensboro, NC COP, Colliseum Arena Expansion Proj.:
6.40%, 12/01/2001	A1	1,000,000	1,009,590
6.65%, 12/01/2004	A1	1,100,000	1,133,088
Harnett Cnty., NC COP:
6.20%, 12/01/2009, (Insd. by AMBAC)	AAA	2,900,000	3,149,922
6.40%, 12/01/2014, (Insd. by AMBAC)	AAA	1,000,000	1,117,330

			16,220,892

MISCELLANEOUS REVENUE–1.3%
Texas Wtr. Dev. Board RB, 5.75%, 07/15/2016	AAA	3,275,000	3,455,060

PRE-REFUNDED–4.6%
Cumberland Cnty., NC COP, Civic Ctr. Proj., 6.40%, 12/01/2024,
(Insd. by AMBAC)	AAA	2,390,000	2,691,857
Cumberland Cnty., NC GO:
5.90%, 02/01/2010	AA-	2,100,000	2,235,429
5.90%, 02/01/2011	AA-	2,100,000	2,235,429
5.90%, 02/01/2012	AA-	2,100,000	2,235,429
Gastonia, NC Combined Util. Sys. RB:
6.00%, 05/01/2014, (Insd. by MBIA)	AAA	1,000,000	1,097,750
6.10%, 05/01/2019, (Insd. by MBIA)	AAA	1,505,000	1,655,952

			12,151,846

PUBLIC FACILITIES–0.4%
Pitt Cnty., NC COP Pub. Facs., 5.55%, 04/01/2012,
(Insd. by MBIA)	AAA	1,000,000	1,086,250

EVERGREEN
North Carolina Municipal Bond Fund
Schedule of Investments (continued)

August 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
RESOURCE RECOVERY–2.4%
North Carolina Coastal Regl. Solid Wst. Mgmt. Auth.,
RB, Solid Wst. Disposal Sys., 6.50%, 06/01/2008	BBB+	$1,000,000	$1,049,120
Pennsylvania EDA RB, Colver Proj., Ser. D, 7.15%, 12/01/2018	BBB-	5,000,000	5,211,700

			6,260,820

TOBACCO REVENUE–0.5%
Tobacco Settlement Revenue Mgmt. Auth. SC RB, 6.375%,
05/15/2030	A	1,300,000	1,432,977

WATER & SEWER–2.8%
Broad River, NC Wtr. Auth. Wtr. Sys. RB, 5.75%, 06/01/2018,
(Insd. by MBIA)	Aaa	1,410,000	1,544,697
Charlotte, NC Wtr. & Swr. Sys. RB, 5.75%, 06/01/2016	AAA	1,755,000	1,938,731
Fayetteville, NC Pub. Works Commission RB, Ser. A, 6.00%,
03/01/2012, (Insd. by FSA)	AAA	2,000,000	2,071,520
Greensboro, NC Combined Enterprise Sys. RB, 5.20%,
06/01/2010	AA-	1,615,000	1,710,188

			7,265,136

Total Municipal Obligations			260,047,360

		Shares

SHORT-TERM INVESTMENTS–0.3%
MUTUAL FUND SHARES–0.3%
Evergreen Select Municipal Money Market Fund ø		761,884	761,884

Total Investments–(cost $245,013,950)–99.0%			260,809,244
Other Assets and Liabilities–1.0%			2,654,249

Net Assets–100.0%			$263,463,493

See Combined Notes to Schedules of Investments.

EVERGREEN
South Carolina Municipal Bond Fund
Schedule of Investments

August 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–97.9%
AIRPORT–0.5%
Horry Cnty., SC Arpt. RB, Ser. A, 5.60%, 07/01/2017	AAA	$300,000	$314,997

CONTINUING CARE RETIREMENT COMMUNITY–1.7%
Fulton Cnty., GA Residential Care Facs. RB, Sr. Lien, RHA
Assisted Living, Ser. A, 6.90%, 07/01/2019	NR	1,000,000	972,930

EDUCATION–5.7%
Clemson University, SC Univ. RB:
6.00%, 05/01/2012, (Insd. by AMBAC)	AAA	540,000	613,121
6.00%, 05/01/2013, (Insd. by AMBAC)	AAA	1,000,000	1,131,880
Richland Cnty., SC Edl. Facs. RB, Benedict College Proj.,
6.25%, 07/01/2014	AA	1,190,000	1,347,139
South Carolina Edl. Assistance Auth. RB, Gtd. Student Loans,
Ser. C, 5.875%, 09/01/2007	A	250,000	266,153

			3,358,293

ELECTRIC REVENUE–6.5%
Piedmont, SC Muni. Pwr. Agcy., Elec. RB, 6.25%, 01/01/2009	AAA	1,150,000	1,328,779
South Carolina Pub. Svc. Auth. RB:
Ser. B, 5.70%, 01/01/2008, (Insd. by FGIC)	AAA	1,000,000	1,094,720
Ser. B, 6.50%, 01/01/2006, (Insd. by FGIC)	AAA	1,250,000	1,405,375

			3,828,874

GENERAL OBLIGATION–LOCAL–19.9%
Anderson Cnty., SC Sch. Dist. 2 GO:
Ser. B, 6.00%, 03/01/2014	AA+	1,200,000	1,362,420
Ser. B, 6.00%, 03/01/2016	AA+	1,325,000	1,491,181
Commonwealth of Puerto Rico GO, 5.65%, 07/01/2015,
(Insd. by MBIA)	AAA	2,000,000	2,295,000
Florence Cnty., SC Sch. Dist. 1 GO:
5.80%, 05/01/2007, (Insd. by FGIC)	AAA	1,150,000	1,222,588
5.80%, 05/01/2008, (Insd. by FGIC)	AAA	1,175,000	1,249,166
5.80%, 05/01/2009, (Insd. by FGIC)	AAA	1,200,000	1,275,744
Greenville, SC Mem. Auditorium Dist. GO, Bi-Lo Ctr. Proj.,
5.75%, 04/01/2018, (Insd. by AMBAC)	AAA	400,000	448,060
Richland Cnty., SC Sch. Dist. No. 1 GO, 5.75%, 03/01/2017	AA+	2,160,000	2,363,321

			11,707,480

HOSPITAL–17.9%
Charleston Cnty., SC Hlth. Facs. RB, Episcopal Church Proj.:
7.125%, 04/01/2020	NR	300,000	305,226
Ser. A, 6.25%, 04/01/2019	NR	750,000	745,208
Greenville, SC Hosp. Facs. RB, Ser. B, 5.60%, 05/01/2010	AA	1,115,000	1,196,362
Greenwood Cnty., SC Hospital Facs. RB, Self Memorial
Hospital, 5.50%, 10/01/2021	A+	1,260,000	1,271,579

EVERGREEN
South Carolina Municipal Bond Fund
Schedule of Investments (continued)

August 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
HOSPITAL–continued
Horry Cnty., SC Hosp. Fee Spl. Obl. RB:
6.00%, 04/01/2014	A2	$500,000	$559,335
6.00%, 04/01/2015	A2	1,000,000	1,111,850
Loris, SC Community Hosp. RB:
Ser. A, 5.50%, 01/01/2016	BBB	1,000,000	943,940
Ser. B, 5.625%, 01/01/2020	BBB	1,000,000	933,290
South Carolina Jobs EDA Hosp. Facs. RB:
Anderson Area Medical Center:
5.50%, 02/01/2011, (Insd. by FSA)	AAA	265,000	289,581
5.625%, 02/01/2010, (Insd. by FSA)	AAA	1,050,000	1,162,791
Georgetown Memorial Hospital, 6.00%, 11/01/2014	Aaa	1,600,000	1,788,640
Oconee Memorial Hospital, Inc., 6.15%, 03/01/2015	AAA	200,000	219,272

			10,527,074

HOUSING–11.2%
South Carolina Hsg. Fin. & Dev. Auth. MHRB:
Ser. A, 6.80%, 11/15/2011, (Insd. by FHA & FNMA)	Aaa	95,000	97,782
Hunting Ridge Apts., 6.75%, 06/01/2025	BBB+	265,000	277,041
Runaway Bay Apts. Proj., 6.125%, 12/01/2015	AA-	300,000	309,135
South Carolina Hsg. Fin. & Dev. Auth. Mtge. RB:
Ser. A, 5.95%, 07/01/2029	AAA	465,000	483,028
Ser. A, 6.35%, 07/01/2025, (Insd. by FHA)	Aa2	510,000	528,126
Ser. A, 6.55%, 07/01/2015	Aa2	80,000	83,324
Ser. B1, 5.75%, 07/01/2015, (Insd. by FSA)	Aaa	3,300,000	3,492,786
Heritage Ct. Apts.:
Ser. A, 5.85%, 07/01/2010	Aa2	670,000	690,046
Ser. A, 6.15%, 07/01/2025, (Insd. by FHA)	Aa2	595,000	606,924

			6,568,192

INDUSTRIAL DEVELOPMENT REVENUE–4.4%
Darlington Cnty., SC IDRB:
Nucor Corp. Proj., Ser. A, 5.75%, 08/01/2023	AA-	500,000	511,560
Sonoco Products Co. Proj., 6.00%, 04/01/2026	A-	750,000	776,715
South Carolina Jobs EDA-IDRB, Plast-Line, Inc. Proj.:
5.50%, 07/01/2006, (LOC: Keybank, NA)	A	220,000	226,738
5.70%, 07/01/2009, (LOC: Keybank, NA)	A	200,000	205,582
5.80%, 07/01/2010, (LOC: Keybank, NA)	A	190,000	195,267
5.90%, 07/01/2011, (LOC: Keybank, NA)	A	230,000	236,364
6.25%, 07/01/2017, (LOC: Keybank, NA)	A	400,000	408,996

			2,561,222

RESOURCE RECOVERY–8.1%
Charleston Cnty., SC Resource Recovery RB, Foster Wheeler:
5.15%, 01/01/2009, (Insd. by AMBAC)	AAA	3,000,000	3,189,780
5.25%, 01/01/2010, (Insd. by AMBAC)	AAA	1,500,000	1,603,170

			4,792,950

EVERGREEN
South Carolina Municipal Bond Fund
Schedule of Investments (continued)

August 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
SALES TAX–2.6%
Virgin Islands Pub. Fin. Auth. RB, Sr. Lien, Ser. A, 5.50%,
10/01/2018	BBB-	$1,500,000	$1,515,945

SOLID WASTE–0.8%
Calhoun Cnty., SC Solid Wst. Disposal Facs. RB, Eastman Kodak
Co. Proj., 6.75%, 05/01/2017	A+	400,000	487,664

SPECIAL TAX–1.3%
Frederick Cnty., MD Spl. Obl. RB, Urbana CDA, 6.625%,
07/01/2025	NR	750,000	767,595

TOBACCO REVENUE–2.3%
Tobacco Settlement Revenue Mgmt. Auth. RB, SC Tobacco
Settlement, Ser. B, 6.00%, 05/15/2022	A	1,300,000	1,369,160

WATER & SEWER–15.0%
Columbia, SC Wtrwks. & Swr. Sys. RB:
6.00%, 02/01/2014	AA	2,000,000	2,251,440
6.00%, 02/01/2015	AA	1,960,000	2,199,022
Florence, SC Wtr. & Swr. RB, 7.50%, 03/01/2014, (Insd. by
AMBAC)	AAA	695,000	862,412
Georgetown Cnty., SC Wtr. & Swr. Dist. RB, Refunding & Impt.
Jr. Lien, 6.50%, 06/01/2017	NR	200,000	226,230
Grand Strand, SC Wtrwrks. & Swr. Sys. Auth. RB, 6.375%,
06/01/2012, (Insd. by MBIA)	AAA	750,000	892,403
Greenwood, SC Combined Pub. Util. RB, Refunding & Impt.,
5.50%, 12/01/2008, (Insd. by AMBAC)	AAA	1,000,000	1,066,990
Virgin Islands Wtr. & Pwr. Auth. Elec. Sys. RB, 5.25%,
07/01/2009	NR	1,250,000	1,311,238

			8,809,735

Total Municipal Obligations			57,582,111

		Shares

SHORT-TERM INVESTMENTS–1.1%
MUTUAL FUND SHARES–1.1%
Evergreen Municipal Money Market Fund ø		671,352	671,352

Total Investments–(cost $54,046,392)–99.0%			58,253,463
Other Assets and Liabilities–1.0%			596,089

Net Assets–100.0%			$58,849,552

See Combined Notes to Schedules of Investments.

EVERGREEN
Virginia Municipal Bond Fund
Schedule of Investments

August 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–98.3%
AIRPORT–0.2%
Charlottesville-Albemarle, VA Arpt. Auth. RB, 6.125%,
12/01/2013	BBB	$250,000	$262,355

CONTINUING CARE RETIREMENT COMMUNITY–2.3%
Albemarle Cnty., VA IDA RB, Residential Care Fac.,
Our Lady of Peace Inc.:
6.45%, 07/01/2015	NR	100,000	95,334
6.625%, 07/01/2021	NR	145,000	138,751
Chesterfield Cnty., VA Hlth. Ctr. Community Mtge. RB,
Lucy Nursing Home Proj., 5.875%, 12/01/2021,
(Coll. by GNMA)	AAA	500,000	525,050
Fulton Cnty., GA Residential Care Facs. RB, Sr. Lien, RHA
Assisted Living, Ser. A, 6.90%, 07/01/2019	NR	1,000,000	972,930
James City Cnty., VA IDA RB, Residential Care Fac.,
Williamsburg Landing, Inc., 6.625%, 03/01/2023	NR	1,000,000	1,009,960
Virginia Beach, VA Dev. Auth. Hlth. Care Fac. RB., Sentara Hlth.
Sys., 5.25%, 11/01/2015	AA	1,250,000	1,304,712

			4,046,737

EDUCATION–3.6%
Virginia College, VA Edl. Fac. Bldg. Auth. RB, Hampton Univ.
Proj., 5.75%, 04/01/2014	A+	750,000	779,295
Virginia Pub. Sch. Auth. RB:
Ser. A, 6.125%, 08/01/2012	AA	4,000,000	4,410,320
Ser. A, 6.20%, 08/01/2014	AA	200,000	220,376
Spl. Obl. York Cnty., 5.90%, 07/15/2013	AA	850,000	904,706

			6,314,697

GENERAL OBLIGATION–LOCAL–21.7%
Arlington Cnty., VA GO, 5.90%, 08/01/2010	AAA	1,000,000	1,102,280
Chesapeake, VA Pub. Impt. GO, 5.375%, 05/01/2010	AA	3,000,000	3,239,760
Chesterfield Cnty., VA GO:
5.25%, 03/01/2010	AAA	2,000,000	2,069,060
5.75%, 01/15/2016	AAA	1,700,000	1,875,457
5.75%, 01/15/2017	AAA	1,000,000	1,098,780
Commonwealth of Puerto Rico GO, Ser. A, 6.25%, 07/01/2013,
(Insd. by MBIA)	AAA	1,200,000	1,443,660
Culpeper Cnty., VA Sch. Auth. GO, 6.00%, 01/15/2019,
(Insd. by FSA)	AAA	1,640,000	1,837,079
Hampton, VA GO:
6.00%, 01/15/2008	AA	500,000	554,910
Pub. Impt.:
5.75%, 02/01/2013	AA	1,125,000	1,273,680
5.75%, 02/01/2016	AA	1,960,000	2,184,773
Loudoun Cnty., VA GO, Ser. A, 5.50%, 10/01/2007	AA+	1,000,000	1,068,890

EVERGREEN
Virginia Municipal Bond Fund
Schedule of Investments (continued)

August 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS– continued
GENERAL OBLIGATION–LOCAL–continued
Newport News, VA GO, 5.75%, 01/15/2017	AA	$1,940,000	$2,097,606
Norfolk, VA GO:
5.25%, 06/01/2011	AA	3,000,000	3,188,100
5.70%, 06/01/2008, (Insd. by MBIA)	AAA	2,000,000	2,159,080
Roanoke, VA Pub. Impt. GO:
6.00%, 10/01/2013	AA	1,730,000	1,988,133
6.00%, 10/01/2014	AA	1,835,000	2,097,827
6.00%, 10/01/2015	AA	1,950,000	2,219,159
6.00%, 10/01/2016	AA	2,070,000	2,348,063
Suffolk, VA GO:
5.70%, 06/01/2010, (Insd. by AMBAC)	AAA	250,000	273,715
5.90%, 06/01/2013, (Insd. by AMBAC)	AAA	750,000	821,347
Virginia Beach, VA GO:
5.40%, 07/15/2009	AA+	1,575,000	1,747,258
6.00%, 09/01/2009	AA+	1,000,000	1,106,800

			37,795,417

HOSPITAL–6.3%
Albemarle Cnty., VA IDA RB, Martha Jefferson Hosp., 5.75%,
10/01/2008	A2	1,000,000	1,053,030
Danville, VA IDA Hosp. RB, Danville Regl. Med. Ctr., 6.20%,
10/01/2009, (Insd. by FGIC)	AAA	2,545,000	2,814,210
Fairfax Cnty., VA IDA RB, Inova Hlth. Sys. Proj., 5.875%,
08/15/2016	AA	370,000	395,737
Greenwood Cnty., SC Hosp. RB, Self Memorial Hosp., 5.50%,
10/01/2031	A+	1,000,000	1,001,170
Hanover Cnty., VA IDA RB, Mem. Regl. Med. Ctr. Proj., 6.50%,
08/15/2008, (Insd. by MBIA)	AAA	2,360,000	2,746,214
Norfolk, VA IDA RB, Sentara Hosp., Ser. A, 6.50%, 11/01/2013	AA	1,000,000	1,080,960
Prince William Cnty., VA IDA RB, Potomac Hosp. Corp., 6.75%,
10/01/2015	Aaa	500,000	577,460
Roanoke, VA IDA Hosp. RB, Roanoke Mem. Hosp., Ser. B,
6.00%, 07/01/2007	A1+	1,185,000	1,231,784

			10,900,565

HOUSING–18.3%
Alexandria, VA Redev. & Hsg. Auth. MHRB, Buckingham Vlg. Apts.:
4.875%, 07/01/2006	A-	715,000	707,235
5.45%, 07/01/2018	A-	1,000,000	970,980
5.50%, 01/01/2029	A-	1,000,000	948,540
Arlington Cnty., VA IDA MHRB:
Patrick Henry Apts. Proj., 6.05%, 11/01/2032, (Insd. by FNMA)	Aaa	2,000,000	2,111,520
Woodbury Park Apts.:
Ser. A, 5.35%, 07/01/2018	A	2,000,000	1,962,020
Ser. B, 6.50%, 07/01/2024	A	1,600,000	1,596,048

EVERGREEN
Virginia Municipal Bond Fund
Schedule of Investments (continued)

August 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
HOUSING–continued
Chesapeake, VA Redev. & Hsg. Auth. MHRB, Residential Rental
Proj., Ser. A, 6.20%, 04/01/2028	NR	$1,235,000	$1,186,810
Fairfax Cnty., VA Redev. & Hsg. Auth. Mtge. RB, Elderly Hsg.,
6.00%, 09/01/2016, (Insd. by FHA)	AAA	500,000	522,625
Harrisonburg, VA Redev. & Hsg. Auth. MHRB, Greens of Salem
Run Proj., 6.20%, 04/01/2017, (LOC: PNC Bank, NA &
Insd. by FSA)	AAA	500,000	523,140
Portsmouth, VA Redev. & Hsg. Auth. MHRB, 6.30%,
09/01/2026, (Coll. by FNMA)	AAA	640,000	671,687
Prince William Cnty., VA IDA RB, Melrose Apts. Proj.:
Ser. A, 5.25%, 07/01/2018	A-	1,000,000	979,150
Ser. C, 7.00%, 07/01/2029	NR	3,000,000	2,952,690
Virginia Hsg. Dev. Auth. MHRB:
Ser. H, 5.55%, 05/01/2015	AA+	1,000,000	1,039,520
Ser. H, 6.00%, 05/01/2010	AA+	500,000	523,115
Ser. H, 6.10%, 11/01/2011	AA+	1,000,000	1,048,590
Ser. H, 6.35%, 11/01/2011	AA+	300,000	314,955
Ser. I, 5.45%, 05/01/2018	AA+	500,000	514,185
Ser. K, 5.90%, 05/01/2011	AA+	400,000	416,504
Ser. O, 6.05%, 11/01/2017	AA+	500,000	530,790
Virginia Hsg. Dev. Auth. RB, Cmnwlth. Mtge.:
Ser. A, Subser. A-1, 6.20%, 07/01/2011	AA+	1,000,000	1,025,850
Ser. B, Subser. B-1, 5.80%, 07/01/2016	AA+	1,750,000	1,851,920
Ser. B, Subser. B-1, 5.95%, 07/01/2018	AA+	2,555,000	2,714,049
Ser. C, Subser. C-2, 5.75%, 07/01/2007	AA+	1,000,000	1,083,690
Ser. C, Subser. C-6, 6.25%, 01/01/2015	AA+	500,000	511,750
Ser. D, Subser. D-1, 6.10%, 01/01/2019	AA+	3,525,000	3,697,372
Ser. D, Subser. D-3, 6.10%, 07/01/2015	AA+	1,000,000	1,055,200
Ser. F, Subser. F-1, 6.25%, 07/01/2012	AA+	300,000	308,208

			31,768,143

INDUSTRIAL DEVELOPMENT REVENUE–1.8%
Isle Wright Cnty., VA IDA RB, Solid Wst. Disposal Fac., Union
Camp Corp. Proj., 6.55%, 04/01/2024	BBB	2,535,000	2,608,870
Virginia IDA RB, Small Business Fin., Hodges Farm Associates II,
4.75%, 11/01/2002	AA-	440,000	441,140

			3,050,010

LEASE–7.9%
Brunswick, VA IDA Correctional Fac. Lease RB:
5.65%, 07/01/2009, (Insd. by MBIA)	AAA	2,215,000	2,427,064
5.75%, 07/01/2011, (Insd. by MBIA)	AAA	2,930,000	3,202,900
Fairfax Cnty., VA Redev. & Hsg. Auth. Mtge. RB, Inova Hlth.
Sys. Proj., 5.35%, 06/01/2006	AA+	250,000	270,633

EVERGREEN
Virginia Municipal Bond Fund
Schedule of Investments (continued)

August 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
LEASE–continued
Henrico Cnty., VA IDA Lease RB:
Bon Secours Hlth. Sys. Proj., 5.60%, 08/15/2010,
(Insd. by MBIA)	AAA	$2,000,000	$2,170,680
Regl. Jail Proj., 7.00%, 08/01/2013	AA	700,000	810,936
King George Cnty., VA IDA Lease RB, King George Cnty. Sch.
Proj., 6.40%, 08/01/2016	NR	700,000	732,851
Montgomery Cnty., VA IDA Lease RB, Ser. B, 6.00%, 01/15/2017,
(Insd. by AMBAC)	AAA	2,190,000	2,483,832
Virginia Biotechnology Research Park RB, Biotech Five Proj.,
Ser. A, 5.25%, 10/01/2014	A	1,540,000	1,551,535

			13,650,431

MISCELLANEOUS REVENUE–0.3%
Puerto Rico Pub. Fin. Corp. RB, Ser. A, 5.50%, 08/01/2020,
(Insd. by MBIA)	AAA	500,000	541,290

PUBLIC FACILITIES–7.3%
Big Stone Gap, VA Redev. & Hsg. Auth. Correctional Fac.
Lease RB, Wallens Ridge Dev. Proj., 6.00%, 09/01/2007	AA+	3,675,000	4,068,960
King & Queen Cnty., VA IDA Lease RB, King & Queen Courts
Complex, Ser. A, 5.625%, 07/15/2017	AA	1,000,000	1,037,560
Peumansend Creek, VA Regl. Jail Auth. RB, 5.75%, 06/01/2017,
(Insd. by MBIA)	AAA	1,300,000	1,397,643
Prince William Cnty., VA IDA RB, ATCC Proj., 6.00%,
02/01/2014	Aa3	500,000	526,855
Prince William Cnty., VA Park Auth. RB:
6.30%, 10/15/2006	NR	500,000	558,400
6.875%, 10/15/2016	NR	1,300,000	1,473,329
Virgin Islands Pub. Fin. Auth. RB, Sr. Lien, 5.50%, 10/01/2013	BBB-	1,000,000	1,041,990
Virginia Pub. Bldg. Auth. Pub. Fac. RB, Ser. A, 6.00%,
08/01/2011	AA+	1,000,000	1,157,660
Virginia Resources Auth. Infrastructure RB, Pooled Loan Bond
Program, Ser. A, 5.50%, 05/01/2016, (Insd. by MBIA)	AAA	1,280,000	1,401,395

			12,663,792

RESOURCE RECOVERY–2.5%
Arlington Cnty., VA IDA Resource Recovery RB, Ogden Martin
Sys. of Alexandria/Arlington, Inc. Proj., 5.375%, 01/01/2013,
(Insd. by FSA)	AAA	4,105,000	4,346,538

SALES TAX–1.7%
Virgin Islands Pub. Fin. Auth. RB, Sr. Lien:
Ser. A, 5.50%, 10/01/2018	BBB-	2,000,000	2,021,260
Ser. A, 5.50%, 10/01/2022	BBB-	1,000,000	1,003,490

			3,024,750

EVERGREEN
Virginia Municipal Bond Fund
Schedule of Investments (continued)

August 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
SPECIAL TAX–0.9%
Frederick Cnty., MD Spl. Obl. RB, Urbana CDA, 6.625%,
07/01/2025	NR	$500,000	$511,730
Frederick Cnty., MD Spl. Tax RB, 6.25%, 07/01/2010	NR	1,000,000	1,003,570

			1,515,300

TOBACCO REVENUE–2.1%
Tobacco Settlement Revenue Mgmt. Auth. RB, SC Tobacco
Settlement, Ser. B, 6.00%, 05/15/2022	A	1,000,000	1,053,200
Washington, DC Tobacco Settlement Financing Corp. RB,
6.25%, 05/15/2024	A	2,500,000	2,683,450

			3,736,650

TRANSPORTATION–6.5%
Chesapeake Bay, VA Dist. RB, Bridge & Tunnel Commission,
5.875%, 07/01/2010, (Insd. by FGIC)	AAA	2,890,000	3,139,985
Peninsula Port Auth., VA RB, Port Fac. CSX Trans. Proj., 6.00%,
12/15/2012	Baa2	2,000,000	2,137,800
Virginia Comnwlth. Trans. Board RB, Northern VA Trans. Dist.
Program, Ser. B, 7.25%, 05/15/2020	AA	1,700,000	2,019,583
Virginia Port Auth. Cmnwlth. Port Fund RB, 5.90%, 07/01/2016	AA+	750,000	795,382
Virginia Trans. Board RB, Northern VA Trans. Dist., Program A,
6.00%, 05/15/2008	AA	2,030,000	2,164,711
Washington, DC, Metrop. Area Transit Auth. RB, 6.00%,
07/01/2007, (Insd. by FGIC)	AAA	1,000,000	1,130,260

			11,387,721

UTILITY–0.6%
Bristol, VA Util. Sys. RB, Refunding, 5.75%, 07/15/2016,
(Insd. by FSA)	AAA	1,000,000	1,124,420

WATER & SEWER–14.3%
Buena Vista, VA IDA RB, Wtr. & Swr. Fac., Route 60 Proj.,
6.25%, 07/15/2011	NR	390,000	405,019
Chesterfield Cnty., VA Wtr. & Swr. RB, 6.375%, 11/01/2007	AA	500,000	530,910
Dulles Town, VA CDA Spl. Assmt. RB, Dulles Town Ctr. Proj.,
6.25%, 03/01/2026	NR	4,000,000	3,995,040
Fairfax Cnty., VA Swr. RB, 5.625%, 07/15/2011	AA	2,605,000	2,833,536
Fairfax Cnty., VA Wtr. Auth. RB:
5.625%, 04/01/2017	AAA	1,640,000	1,796,013
6.125%, 04/01/2016	AAA	1,545,000	1,765,827
Henrico Cnty., VA Wtr. & Swr. RB:
5.70%, 05/01/2008	AA-	1,000,000	1,083,879
Loudoun Cnty., VA Sanitation Auth., Wtr. & Swr. RB, 6.25%,
01/01/2010, (Insd. by FGIC)	AAA	1,550,000	1,653,338
Virginia Beach, VA Wtr. & Swr. RB, 5.75%, 08/01/2016	AA	1,735,000	1,920,975

EVERGREEN
Virginia Municipal Bond Fund
Schedule of Investments (continued)

August 31, 2001

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
WATER & SEWER–continued
Virginia Resources Auth. Clean Wtr. RB, State Revolving Fund:
5.50%, 10/01/2015	AAA	$2,150,000	$2,347,306
5.75%, 10/01/2019	AAA	180,000	197,179
5.875%, 10/01/2014	AAA	1,250,000	1,412,763
6.00%, 10/01/2016	AAA	3,965,000	4,489,569
Virginia Resources Auth. Wtr. RB, 5.375%, 10/01/2022	AAA	425,000	446,637

			24,877,991

Total Municipal Obligations			171,006,807

		Shares

SHORT-TERM INVESTMENTS–0.4%
MUTUAL FUND SHARES–0.4%
Evergreen Municipal Money Market Fund ø		709,304	709,304

Total Investments–(cost $160,888,713)–98.7%			171,716,111
Other Assets and Liabilities–1.3%			2,198,801

Net Assets–100.0%			$173,914,912

See Combined Notes to Schedules of Investments.

Combined Notes to Schedules of Investments

August 31, 2001

^	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.
ø	The advisor of the Fund and the advisor of the money market fund are each a subsidiary of Wachovia Corporation.
#	When-issued security.
##	All or a portion of the security has been segregated for when issued securities.

SUMMARY OF ABBREVIATIONS:

AMBAC	American Municipal Bond Assurance Corporation
CDA	Community Development Authority
CDD	Community Development District
COP	Certificate of Participation
EDA	Economic Development Authority
EDRB	Economic Development Revenue Bond
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Authority
FNMA	Federal National Mortgage Association
FSA	Financial Security Assurance Incorporated
GNMA	Government National Mortgage Association
GO	General Obligation
HFA	Housing Finance Authority
IBC	Insured Bond Certification
IDA	Industrial Development Authority
IDRB	Industrial Development Revenue Bond
IDRRB	Industrial Development Refunding Revenue Bond
LOC	Letter of Credit
MBIA	Municipal Bond Investors Assurance Corporation
MHRB	Multifamily Housing Revenue Bond
PCRB	Pollution Control Revenue Bond
RB	Revenue Bond
RHA	Residential Housing Association
RRB	Refunding Revenue Bond
SFHRB	Single Family Housing Revenue Bond
TBA	To Be Announced

The following table shows the percent of portfolio assets invested by geographic location as of August 31, 2001 (unaudited):

	Florida High Income Fund	Florida Fund	Georgia Fund	Maryland Fund	North Carolina Fund	South Carolina Fund	Virginia Fund

Arizona	1.2%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Arkansas	0.0%	0.0%	1.2%	0.0%	0.0%	0.0%	0.0%
California	1.8%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Connecticut	0.0%	0.2%	0.0%	0.0%	0.0%	0.0%	0.0%
Colorado	0.0%	0.2%	0.0%	0.0%	0.0%	0.0%	0.0%
District of Columbia	0.7%	1.8%	0.0%	0.6%	0.0%	0.0%	2.2%
Florida	84.8%	93.8%	0.0%	0.0%	0.0%	0.0%	0.0%
Georgia	1.9%	0.0%	87.7%	0.9%	0.0%	1.7%	0.6%
Indiania	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Maine	0.4%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Maryland	1.6%	0.0%	0.9%	91.4%	0.0%	1.3%	0.9%
Mississippi	1.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Nevada	0.5%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
New Jersey	0.2%	0.9%	0.0%	1.8%	0.0%	0.0%	0.0%
North Carolina	0.0%	0.4%	0.0%	0.0%	91.6%	0.0%	0.0%
Pennsylvannia	0.4%	0.0%	0.0%	0.0%	2.0%	0.0%	0.0%
Puerto Rico	0.6%	0.0%	0.0%	0.0%	2.3%	3.9%	1.2%
South Carolina	1.8%	1.6%	1.6%	0.0%	0.5%	87.1%	1.2%
Texas	1.1%	1.1%	0.0%	0.0%	1.3%	0.0%	0.0%
U.S. Virgin Islands	0.0%	0.0%	4.1%	0.0%	2.0%	4.9%	2.4%
Virginia	0.7%	0.0%	3.4%	2.3%	0.0%	0.0%	91.5%
West Virginia	1.2%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Non State Specific	0.0%	0.0%	1.1%	3.0%	0.3%	1.1%	0.0%

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

See Combined Notes to Financial Statements.

EVERGREEN
 Southern State Municipal Bond Funds
Statements of Assets and Liabilities

August 31, 2001

	Florida High Income Fund	Florida Fund	Georgia Fund	Maryland Fund	North Carolina Fund	South Carolina Fund	Virginia Fund

Assets
Identified cost of securities	$430,174,308	$451,493,431	$83,298,894	$51,921,302	$245,013,950	$54,046,392	$160,888,713
Net unrealized gains on securities	3,532,417	29,481,379	6,359,549	2,719,516	15,795,294	4,207,071	10,827,398

Market value of securities	433,706,725	480,974,810	89,658,443	54,640,818	260,809,244	58,253,463	171,716,111
Receivable for Fund shares sold	799,657	728,204	202,995	35,191	60,669	56,000	208,894
Interest receivable	9,223,253	8,691,146	1,269,210	822,987	3,906,838	826,326	2,578,168
Receivable from investment advisor	23,379	54,743	4,820	0	40,960	0	0
Prepaid expenses and other assets	39,352	62,434	4,591	12,333	9,099	36,198	33,337

Total assets	443,792,366	490,511,337	91,140,059	55,511,329	264,826,810	59,171,987	174,536,510

Liabilities
Dividend payable	1,486,056	1,897,135	321,631	121,919	1,027,438	234,036	541,433
Payable for securities purchased	0	1,717,332	0	2,011,556	0	0	0
Payable for Fund shares redeemed	567,596	345,383	26,837	0	281,302	67,795	53,732
Due to custodian bank	0	1,289,469	0	0	0	0	0
Advisory fee payable	0	0	0	2,451	0	2,706	8,004
Distribution Plan expenses payable	21,055	0	2,007	1,372	3,687	637	3,467
Due to other related parties	4,832	5,314	993	584	2,887	644	1,906
Accrued expenses and other liabilities	110,454	69,631	8,572	6,923	48,003	16,617	13,056

Total liabilities	2,189,993	5,324,264	360,040	2,144,805	1,363,317	322,435	621,598

Net assets	$441,602,373	$485,187,073	$90,780,019	$53,366,524	$263,463,493	$58,849,552	$173,914,912

Net assets represented by Paid-in capital	$461,985,344	$481,400,092	$86,987,920	$51,858,569	$258,396,633	$55,569,429	$166,083,394
Overdistributed net investment income	(141,687)	(13,383)	(25,723)	(30,376)	(73,632)	(11,912)	(47,407)
Accumulated net realized losses on securities	(23,773,701)	(25,681,015)	(2,541,727)	(1,181,185)	(10,654,802)	(915,036)	(2,948,473)
Net unrealized gains on securities	3,532,417	29,481,379	6,359,549	2,719,516	15,795,294	4,207,071	10,827,398

Total net assets	$441,602,373	$485,187,073	$90,780,019	$53,366,524	$263,463,493	$58,849,552	$173,914,912

Net assets consists of Class A	$212,631,343	$120,532,842	$10,577,413	$22,771,412	$35,930,421	$3,638,421	$55,863,471
Class B	125,950,588	39,746,029	15,844,566	5,566,393	24,541,589	4,919,523	17,937,615
Class C	13,515,556	6,839,493	0	1,308,589	0	0	0
Class I*	89,504,886	318,068,709	64,358,040	23,720,130	202,991,483	50,291,608	100,113,826

Total net assets	$441,602,373	$485,187,073	$90,780,019	$53,366,524	$263,463,493	$58,849,552	$173,914,912

Shares outstanding Class A	20,342,298	12,601,956	1,038,419	2,070,159	3,469,206	355,061	5,390,778
Class B	12,049,174	4,155,442	1,555,552	506,049	2,369,537	480,078	1,730,974
Class C	1,292,984	715,067	0	118,962	0	0	0
Class I*	8,562,571	33,253,884	6,318,309	2,156,447	19,599,344	4,907,757	9,660,962

Net asset value per share Class A	$10.45	$9.56	$10.19	$11.00	$10.36	$10.25	$10.36

Class A—Offering price (based on sales charge of 4.75%)	$10.97	$10.04	$10.70	$11.55	$10.88	$10.76	$10.88

Class B	$10.45	$9.56	$10.19	$11.00	$10.36	$10.25	$10.36

Class C	$10.45	$9.56	$—	$11.00	$—	$—	$—

Class I*	$10.45	$9.56	$10.19	$11.00	$10.36	$10.25	$10.36

*	Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Southern State Municipal Bond Funds
Statements of Operations

August 31, 2001

	Florida High Income Fund	Florida Fund	Georgia Fund	Maryland Fund	North Carolina Fund	South Carolina Fund	Virginia Fund

Investment income
Interest	28,116,259	27,992,124	4,801,730	2,574,924	14,923,612	3,270,065	9,324,029

Expenses
Advisory fee	2,203,036	2,144,816	362,826	203,594	1,129,043	253,930	719,387
Distribution Plan expenses	1,825,414	786,919	160,864	101,871	380,542	53,913	285,161
Administrative services fees	423,661	510,671	86,387	48,475	268,820	60,460	171,282
Transfer agent fees	208,160	148,804	24,242	30,100	64,710	7,606	53,588
Trustees’ fees and expenses	8,449	10,278	2,039	891	5,395	1,323	3,425
Printing and postage expenses	35,901	28,247	4,762	2,470	20,968	4,483	11,175
Custodian fees	122,994	145,483	24,278	10,053	79,553	16,459	46,195
Registration and filing fees	39,829	20,533	36,687	17,250	34,477	25,037	6,722
Professional fees	23,320	19,988	17,873	15,925	17,733	16,099	16,873
Organization expenses	3,544	0	0	0	0	0	0
Interest expense	3,023	0	0	0	0	0	0
Other	52,636	3,324	744	6,739	18,923	2,676	9,344

Total expenses	4,949,967	3,819,063	720,702	437,368	2,020,164	441,986	1,323,152
Less: Expense reductions	(16,752)	(18,182)	(4,162)	(3,610)	(9,337)	(2,696)	(5,873)
Fee waivers	(478,369)	(1,447,405)	(107,253)	(51,419)	(705,819)	0	0

Net expenses	4,454,846	2,353,476	609,287	382,339	1,305,008	439,290	1,317,279

Net investment income	23,661,413	25,638,648	4,192,443	2,192,585	13,618,604	2,830,775	8,006,750

Net realized losses on securities	(1,063,397)	(643,003)	(415,268)	(213,592)	(734,519)	(23,498)	(170,868)

Net change in unrealized gains or losses on securities	9,842,834	17,501,731	4,245,506	2,187,582	10,151,548	2,791,803	7,011,694

Net realized and unrealized gains on securities	8,779,437	16,858,728	3,830,238	1,973,990	9,417,029	2,768,305	6,840,826

Net increase in net assets resulting from operations	$32,440,850	$42,497,376	$8,022,681	$4,166,575	$23,035,633	$5,599,080	$14,847,576

See Combined Notes to Financial Statements.

EVERGREEN
Southern State Municipal Bond Funds
Statements of Changes in Net Assets

Year Ended August 31, 2001

	Florida High Income Fund	Florida Fund	Georgia Fund	Maryland Fund	North Carolina Fund	South Carolina Fund	Virginia Fund

Operations
Net investment income	$23,661,413	$25,638,648	$4,192,443	$2,192,585	$13,618,604	$2,830,775	$8,006,750
Net realized losses on securities	(1,063,397)	(643,003)	(415,268)	(213,592)	(734,519)	(23,498)	(170,868)
Net change in unrealized gains or losses on securities	9,842,834	17,501,731	4,245,506	2,187,582	10,151,548	2,791,803	7,011,694

Net increase in net assets resulting from operations	32,440,850	42,497,376	8,022,681	4,166,575	23,035,633	5,599,080	14,847,576

Distributions to shareholders from
Net investment income
Class A	(12,392,992)	(5,850,766)	(420,087)	(999,144)	(1,415,085)	(115,464)	(2,344,613)
Class B	(5,940,474)	(1,796,537)	(561,836)	(161,059)	(1,304,058)	(179,752)	(605,315)
Class C	(566,660)	(258,966)	0	(15,771)	0	0	0
Class I*	(4,892,132)	(17,714,656)	(3,221,074)	(1,047,506)	(10,905,368)	(2,543,698)	(5,061,697)

Total distributions to shareholders	(23,792,258)	(25,620,925)	(4,202,997)	(2,223,480)	(13,624,511)	(2,838,914)	(8,011,625)

Capital share transactions
Proceeds from shares sold	119,990,917	64,389,106	18,987,346	14,968,136	27,704,418	13,107,669	33,009,870
Net asset value of shares issued in reinvestment of distributions	7,531,618	3,389,476	640,753	924,411	1,942,528	227,125	1,994,992
Payment for shares redeemed	(97,760,323)	(130,900,916)	(16,206,560)	(7,998,081)	(51,503,017)	(18,039,876)	(37,026,857)

Net increase (decrease) in net assets resulting from capital share transactions	29,762,212	(63,122,334)	3,421,539	7,894,466	(21,856,071)	(4,705,082)	(2,021,995)

Total increase (decrease) in net assets	38,410,804	(46,245,883)	7,241,223	9,837,561	(12,444,949)	(1,944,916)	4,813,956
Net assets
Beginning of period	403,191,569	531,432,956	83,538,796	43,528,963	275,908,442	60,794,468	169,100,956

End of period	$441,602,373	$485,187,073	$90,780,019	$53,366,524	$263,463,493	$58,849,552	$173,914,912

Overdistributed net investment income	$(141,687)	$(13,383)	$(25,723)	$(30,376)	$(73,632)	$(11,912)	$(47,407)

*	Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Southern State Municipal Bond Funds
Statements of Changes in Net Assets

Year Ended August 31, 2000

	Florida High Income Fund	Florida Fund	Georgia Fund	Maryland Fund	North Carolina Fund	South Carolina Fund	Virginia Fund

Operations
Net investment income	$23,066,480	$27,943,254	$4,403,560	$1,914,668	$14,673,425	$3,021,047	$8,467,823
Net realized losses on securities	(20,983,164)	(23,948,550)	(1,630,210)	(809,870)	(9,920,284)	(885,973)	(2,775,573)
Net change in unrealized gains or losses on securities	2,013,883	17,204,664	1,229,824	804,345	5,567,031	925,515	3,228,891

Net increase in net assets resulting from operations	4,097,199	21,199,368	4,003,174	1,909,143	10,320,172	3,060,589	8,921,141

Distributions to shareholders from
Net investment income Class A	(13,273,443)	(6,205,750)	(267,744)	(997,892)	(1,058,936)	(116,159)	(2,288,555)
Class B	(5,970,107)	(2,145,493)	(573,365)	(139,915)	(1,698,501)	(195,516)	(615,867)
Class C	(355,216)	(320,325)	0	(1,521)	0	0	0
Class I*	(3,537,601)	(19,343,906)	(3,581,143)	(778,601)	(11,962,628)	(2,721,571)	(5,608,648)
Net realized gains Class A	0	(416,062)	0	0	(112,383)	(17,190)	(92,883)
Class B	0	(180,345)	0	0	(265,691)	(37,782)	(29,668)
Class C	0	(29,725)	0	0	0	0	0
Class I*	0	(1,264,384)	0	0	(1,441,627)	(411,495)	(221,231)

Total distributions to shareholders	(23,136,367)	(29,905,990)	(4,422,252)	(1,917,929)	(16,539,766)	(3,499,713)	(8,856,852)

Capital share transactions
Proceeds from shares sold	117,805,737	108,857,480	24,904,559	11,442,722	45,657,631	16,019,052	26,365,147
Net asset value of shares issued in reinvestment of distributions	8,342,300	5,375,876	559,741	871,869	3,844,523	693,026	2,354,776
Payment for shares redeemed	(164,165,983)	(187,563,200)	(32,099,913)	(8,549,897)	(78,881,678)	(24,509,284)	(41,147,970)

Net increase (decrease) in net assets resulting from capital share transactions	(38,017,946)	(73,329,844)	(6,635,613)	3,764,694	(29,379,524)	(7,797,206)	(12,428,047)

Total increase (decrease) in net assets	(57,057,114)	(82,036,466)	(7,054,691)	3,755,908	(35,599,118)	(8,236,330)	(12,363,758)
Net assets
Beginning of period	460,248,683	613,469,422	90,593,487	39,773,055	311,507,560	69,030,798	181,464,714

End of period	$403,191,569	$531,432,956	$83,538,796	$43,528,963	$275,908,442	$60,794,468	$169,100,956

Undistributed (overdistributed) net investment income	$(10,842)	$(31,106)	$(15,213)	$519	$(67,725)	$(6,304)	$(42,532)

*	Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

Combined Notes to Financial Statements

1. ORGANIZATION

The Evergreen Southern State Municipal Bond Funds consist of Evergreen Florida High Income Municipal Bond Fund (“Florida High Income Fund”), Evergreen Florida Municipal Bond Fund (“Florida Fund”), Evergreen Georgia Municipal Bond Fund (“Georgia Fund”), Evergreen Maryland Municipal Bond Fund (“Maryland Fund”), Evergreen North Carolina Municipal Bond Fund (“North Carolina Fund”), Evergreen South Carolina Municipal Bond Fund (“South Carolina Fund”) and Evergreen Virginia Municipal Bond Fund (“Virginia Fund”), (collectively the “Funds”). Each Fund is a non-diversified series of Evergreen Municipal Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Funds offer Class A, Class B, Class C and/or Institutional (“Class I”) shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Class I. This change did not change the fee and expense structure of the Class Y shareholders or their rights and privileges.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investment or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. When-issued and Delayed Delivery Transactions

The Funds record when-issued securities no later than one business day after the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

C. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Combined Notes to Financial Statements (continued)

D. Federal Taxes

Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

E. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains are recorded on the ex-dividend date.

Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Funds’ components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to expiration of capital loss carryovers.

F. Class Allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

G. Organization Expenses

Organization expenses for Florida High Income Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Funds are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Effective May 11, 2001, the Funds’ Board of Trustees approved the transfer of the investment advisor contracts with First Union National Bank to Evergreen Investment Management Company, LLC (“EIMC”). Under Securities Exchange Commission rules and no-action letters, shareholder approval was not required because the portfolio managers of the Funds and the advisory fees paid by the Funds did not change during the transfers.

EIMC, an indirect, wholly-owned subsidiary of Wachovia Corporation, is the investment advisor to the Funds and is paid a management fee that is calculated and paid daily. Each Fund, except the Florida High Income Fund, pays the investment advisor a fee at an annual rate of 0.42% of each Fund’s average daily net assets. The Florida High Income Fund pays the investment advisor a fee at an annual rate of 0.52% of its average daily net assets.

During the year ended August 31, 2001, the amount of investment advisory fees waived by the investment advisor and the impact on each Fund’s expense ratio represented as a percentage of its average daily net assets were as follows:

	Fees Waived	% of Average Daily Net Assets

Florida High Income Fund	$478,369	0.11%
Florida Fund	1,284,673	0.25%
Georgia Fund	107,253	0.12%
Maryland Fund	51,419	0.11%
North Carolina Fund	705,819	0.26%

Combined Notes to Financial Statements (continued)

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of Wachovia Corporation, is the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel and is paid an administrative fee of 0.10% of each Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of Wachovia Corporation, is the transfer and dividend disbursing agent for the Funds.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other specified services. These costs consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund. Under the Distribution Plans, each class incurs distribution fees at the following annual rates:

Average Net Assets

Class A	0.25%
Class B	1.00
Class C	1.00

Of the above amounts, each share class may pay under its Distribution Plan a maximum service fee of 0.25% of the average net assets of the class to pay for shareholder service fees. Distribution Plan expenses are calculated and paid daily.

During the year ended August 31, 2001, amounts paid or accrued to EDI pursuant to each Fund’s Class A, Class B and Class C Distribution Plans were as follows:

	Class A	Class B	Class C	Fees Waived Class A	% of Class A Average Net Assets

Florida High Income Fund	$534,169	$1,178,426	$112,819	$0	0.00%
Florida Fund	290,592	433,715	62,612	162,732	0.14%
Georgia Fund	21,970	138,894	0	0	0.00%
Maryland Fund	54,814	42,682	4,375	0	0.00%
North Carolina Fund	71,372	309,170	0	0	0.00%
South Carolina Fund	6,394	47,519	0	0	0.00%
Virginia Fund	127,540	157,621	0	0	0.00%

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is permitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

Combined Notes to Financial Statements (continued)

5. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and/or Class I. Transactions in shares of the Funds were as follows:

FLORIDA HIGH INCOME FUND

	Year Ended August 31,

	2001		2000

	Shares	Amount	Shares	Amount

Class A
Shares sold	5,187,103	$53,374,646	4,079,352	$41,990,110
Automatic conversion of Class B shares to Class A shares	170,458	1,763,005	97,041	984,493
Shares issued in reinvestment of distributions	440,483	4,542,209	501,619	5,125,754
Shares redeemed	(6,191,182)	(63,742,017)	(9,185,129)	(94,095,090)

Net decrease	(393,138)	(4,062,157)	(4,507,117)	(45,994,733)

Class B
Shares sold	2,306,607	23,811,536	1,946,302	19,941,895
Automatic conversion of Class B shares to Class A shares	(170,458)	(1,763,005)	(97,041)	(984,493)
Shares issued in reinvestment of distributions	260,656	2,687,164	281,494	2,873,797
Shares redeemed	(1,608,428)	(16,554,366)	(3,065,410)	(31,340,854)

Net increase (decrease)	788,377	8,181,329	(934,655)	(9,509,655)

Class C
Shares sold	523,621	5,397,802	518,431	5,282,126
Shares issued in reinvestment of distributions	24,093	248,513	19,201	195,794
Shares redeemed	(163,563)	(1,687,060)	(260,772)	(2,680,672)

Net increase	384,151	3,959,255	276,860	2,797,248

Class I
Shares sold	3,630,795	37,406,933	4,917,171	50,591,606
Shares issued in reinvestment of distributions	5,213	53,732	14,314	146,955
Shares redeemed	(1,528,149)	(15,776,880)	(3,497,432)	(36,049,367)

Net increase	2,107,859	21,683,785	1,434,053	14,689,194

Net increase (decrease)		$29,762,212		$(38,017,946)

FLORIDA FUND

	Year Ended August 31,

	2001		2000

	Shares	Amount	Shares	Amount

Class A
Shares sold	1,873,465	$17,573,914	1,788,464	$16,346,190
Automatic conversion of Class B shares to Class A shares	246,000	2,320,033	157,846	1,427,176
Shares issued in reinvestment of distributions	247,573	2,318,568	288,497	2,648,208
Shares redeemed	(2,113,788)	(19,745,443)	(4,526,588)	(41,312,148)

Net increase (decrease)	253,250	2,467,072	(2,291,781)	(20,890,574)

Class B
Shares sold	571,739	5,363,021	372,669	3,391,959
Automatic conversion of Class B shares to Class A shares	(246,000)	(2,320,033)	(157,846)	(1,427,176)
Shares issued in reinvestment of distributions	88,112	824,651	121,075	1,104,447
Shares redeemed	(1,290,794)	(12,109,231)	(1,687,371)	(15,406,268)

Net decrease	(876,943)	(8,241,592)	(1,351,473)	(12,337,038)

Class C
Shares sold	148,725	1,401,910	74,605	684,431
Shares issued in reinvestment of distributions	8,902	83,384	13,122	119,919
Shares redeemed	(155,815)	(1,455,456)	(347,432)	(3,154,193)

Net increase (decrease)	1,812	29,838	(259,705)	(2,349,843)

Class I
Shares sold	4,279,721	40,050,261	9,711,363	88,434,900
Shares issued in reinvestment of distributions	17,394	162,873	163,294	1,503,302
Shares redeemed	(10,434,752)	(97,590,786)	(13,994,955)	(127,690,591)

Net decrease	(6,137,637)	(57,377,652)	(4,120,298)	(37,752,389)

Net decrease		$(63,122,334)		$(73,329,844)

Combined Notes to Financial Statements (continued)

GEORGIA FUND

	Year Ended August 31,

	2001		2000

	Shares	Amount	Shares	Amount

Class A
Shares sold	555,025	$5,490,449	440,782	$4,240,450
Automatic conversion of Class B shares to Class A shares	22,928	229,075	53,839	509,415
Shares issued in reinvestment of distributions	24,892	247,050	16,348	156,395
Shares redeemed	(288,082)	(2,855,455)	(232,860)	(2,218,116)

Net increase	314,763	3,111,119	278,109	2,688,144

Class B
Shares sold	357,986	3,571,325	212,897	2,035,089
Automatic conversion of Class B shares to Class A shares	(22,928)	(229,075)	(53,839)	(509,415)
Shares issued in reinvestment of distributions	38,686	383,412	39,369	376,584
Shares redeemed	(130,755)	(1,297,461)	(342,109)	(3,272,338)

Net increase (decrease)	242,989	2,428,201	(143,682)	(1,370,080)

Class I
Shares sold	1,006,616	9,925,572	1,953,488	18,629,020
Shares issued in reinvestment of distributions	1,039	10,291	2,793	26,762
Shares redeemed	(1,222,454)	(12,053,644)	(2,783,285)	(26,609,459)

Net decrease	(214,799)	(2,117,781)	(827,004)	(7,953,677)

Net increase (decrease)		$3,421,539		$(6,635,613)

MARYLAND FUND

	Year Ended August 31,

	2001		2000

	Shares	Amount	Shares	Amount

Class A
Shares sold	236,933	$2,546,472	207,360	$2,158,004
Automatic conversion of Class B shares to Class A shares	2,890	31,326	1,610	16,546
Shares issued in reinvestment of distributions	70,706	760,737	71,988	747,521
Shares redeemed	(266,234)	(2,860,179)	(439,109)	(4,549,281)

Net increase (decrease)	44,295	478,356	(158,151)	(1,627,210)

Class B
Shares sold	221,519	2,391,919	85,865	894,838
Automatic conversion of Class B shares to Class A shares	(2,890)	(31,326)	(1,610)	(16,546)
Shares issued in reinvestment of distributions	11,831	127,507	10,420	108,150
Shares redeemed	(54,445)	(576,937)	(89,643)	(930,837)

Net increase	176,015	1,911,163	5,032	55,605

Class C
Shares sold	114,965	1,243,373	2,325	24,012
Shares issued in reinvestment of distributions	1,077	11,697	147	1,523
Shares redeemed	(2,357)	(25,615)	0	0

Net increase	113,685	1,229,455	2,472	25,535

Class I
Shares sold	816,238	8,786,372	804,621	8,365,868
Shares issued in reinvestment of distributions	2,270	24,470	1,413	14,675
Shares redeemed	(417,966)	(4,535,350)	(296,392)	(3,069,779)

Net increase	400,542	4,275,492	509,642	5,310,764

Net increase		$7,894,466		$3,764,694

Combined Notes to Financial Statements (continued)

NORTH CAROLINA FUND

	Year Ended August 31,

	2001		2000

	Shares	Amount	Shares	Amount

Class A
Shares sold	748,748	$7,609,117	1,193,727	$11,777,399
Automatic conversion of Class B shares to Class A shares	1,012,465	10,340,879	299,230	2,912,891
Shares issued in reinvestment of distributions	89,152	905,683	77,834	766,620
Shares redeemed	(668,038)	(6,787,415)	(1,050,028)	(10,326,518)

Net increase	1,182,327	12,068,264	520,763	5,130,392

Class B
Shares sold	134,605	1,362,707	161,741	1,581,610
Automatic conversion of Class B shares to Class A shares	(1,012,465)	(10,340,879)	(299,230)	(2,912,891)
Shares issued in reinvestment of distributions	87,153	883,126	138,780	1,368,508
Shares redeemed	(425,981)	(4,309,461)	(934,853)	(9,209,263)

Net decrease	(1,216,688)	(12,404,507)	(933,562)	(9,172,036)

Class I
Shares sold	1,847,679	18,732,594	3,288,337	32,298,622
Shares issued in reinvestment of distributions	15,171	153,719	172,522	1,709,395

Shares redeemed	(3,992,819)	(40,406,141)	(6,025,757)	(59,345,897)

Net decrease	(2,129,969)	(21,519,828)	(2,564,898)	(25,337,880)

Net decrease		$(21,856,071)		$(29,379,524)

SOUTH CAROLINA FUND

	Year Ended August 31,

	2001		2000

	Shares	Amount	Shares	Amount

Class A
Shares sold	239,272	$2,408,747	65,260	$622,930
Automatic conversion of Class B shares to Class A shares	7,203	72,097	22,504	213,088
Shares issued in reinvestment of distributions	6,831	68,256	8,051	77,329
Shares redeemed	(96,166)	(964,211)	(134,115)	(1,285,949)

Net increase (decrease)	157,140	1,584,889	(38,300)	(372,602)

Class B
Shares sold	96,224	964,603	71,353	678,957
Automatic conversion of Class B shares to Class A shares	(7,203)	(72,097)	(22,504)	(213,088)
Shares issued in reinvestment of distributions	12,798	127,622	17,617	169,067
Shares redeemed	(94,544)	(944,578)	(141,803)	(1,356,660)

Net increase (decrease)	7,275	75,550	(75,337)	(721,724)

Class I
Shares sold	981,039	9,734,319	1,544,300	14,717,165
Shares issued in reinvestment of distributions	3,140	31,247	46,305	446,630
Shares redeemed	(1,618,417)	(16,131,087)	(2,281,805)	(21,866,675)

Net decrease	(634,238)	(6,365,521)	(691,200)	(6,702,880)

Net decrease		$(4,705,082)		$(7,797,206)

Combined Notes to Financial Statements (continued)

VIRGINIA FUND

	Year Ended August 31,

	2001		2000

	Shares	Amount	Shares	Amount

Class A
Shares sold	1,372,882	$13,911,515	777,058	$7,550,546
Automatic conversion of Class B shares to Class A shares	15,574	159,130	39,685	381,563
Shares issued in reinvestment of distributions	152,472	1,542,860	164,488	1,601,099
Shares redeemed	(747,944)	(7,562,831)	(1,453,803)	(14,142,074)

Net increase (decrease)	792,984	8,050,674	(472,572)	(4,608,866)

Class B
Shares sold	447,779	4,554,988	306,035	2,970,801
Automatic conversion of Class B shares to Class A shares	(15,574)	(159,130)	(39,685)	(381,563)
Shares issued in reinvestment of distributions	42,654	431,623	48,025	467,464
Shares redeemed	(263,053)	(2,648,889)	(346,607)	(3,365,745)

Net increase (decrease)	211,806	2,178,592	(32,232)	(309,043)

Class I
Shares sold	1,436,035	14,543,367	1,626,311	15,843,800
Shares issued in reinvestment of distributions	2,031	20,509	29,292	286,213
Shares redeemed	(2,650,853)	(26,815,137)	(2,437,200)	(23,640,151)

Net decrease	(1,212,787)	(12,251,261)	(781,597)	(7,510,138)

Net decrease		$(2,021,995)		$(12,428,047)

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended August 31, 2001:

	Cost of Purchases	Proceeds from Sales

Florida High Income Fund	$99,016,581	$69,933,536
Florida Fund	87,215,819	144,429,524
Georgia Fund	23,473,806	21,359,947
Maryland Fund	12,006,719	2,801,895
North Carolina Fund	24,897,756	41,880,994
South Carolina Fund	10,156,219	14,720,647
Virginia Fund	33,018,851	34,460,529

On August 31, 2001, the composition of unrealized appreciation and depreciation on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

Florida High Income Fund	$430,174,308	$13,245,210	$(9,712,793)	$3,532,417
Florida Fund	451,493,431	30,159,860	(678,481)	29,481,379
Georgia Fund	83,298,894	6,454,485	(94,936)	6,359,549
Maryland Fund	51,924,518	2,762,704	(46,404)	2,716,300
North Carolina Fund	245,013,950	17,693,120	(1,897,826)	15,795,294
South Carolina Fund	54,241,837	4,050,201	(38,575)	4,011,626
Virginia Fund	160,921,623	11,002,716	(208,228)	10,794,488

Combined Notes to Financial Statements (continued)

As of August 31, 2001, the Funds had capital loss carryovers for federal income tax purposes as follows:

	Total Capital Loss Carryover	Expiration

		2004	2008	2009

Florida High Income Fund	$22,955,746	$0	4,365,480	$18,590,266
Florida Fund	25,548,786	1,089,463	7,387,972	17,071,351
Georgia Fund	2,277,731	0	863,799	1,413,932
Maryland Fund	1,020,311	0	215,659	804,652
North Carolina Fund	10,183,552	0	3,343,827	6,839,725
South Carolina Fund	719,591	0	5,619	713,972
Virginia Fund	2,758,497	0	157,651	2,600,846

Florida Fund’s capital loss carryovers expiring in 2004 were created as a result of the January 26, 1998 acquisition of substantially all the assets and assumption of certain liabilities of Evergreen Florida Tax Free Fund in exchange for Florida Fund shares. In accordance with income tax regulations, certain Florida Fund gains may not be used to offset this capital loss carryover.

In addition to the capital loss carryovers, capital losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. For the year ended August 31, 2001,the Funds incurred and elected to defer post-October losses as follows:

Capital Losses

Florida High Income Fund	$817,955
Florida Fund	132,230
Georgia Fund	263,996
Maryland Fund	157,658
North Carolina Fund	471,251
Virginia Fund	157,064

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and their custodian, a portion of the fund expenses have been reduced. The amount of expense reductions received by each Fund and the impact of the total expense reductions on each Fund’s annualized expense ratio represented as a percentage of its average net assets were as follows:

	Total Expense Reductions	% of Average Net Assets

Florida High Income Fund	$16,752	0.00%
Florida Fund	18,182	0.00%
Georgia Fund	4,162	0.00%
Maryland Fund	3,610	0.01%
North Carolina Fund	9,337	0.00%
South Carolina Fund	2,696	0.00%
Virginia Fund	5,873	0.00%

8. DEFERRED TRUSTEES’ FEES

Each independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

Combined Notes to Financial Statements (continued)

9. FINANCING AGREEMENT

The Funds and certain other Evergreen Funds share in a $725 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Securities, Inc. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the year ended August 31, 2001, the Florida High Income Fund had average borrowings outstanding of $53,910 at a rate of 5.53% and paid interest of $3,023, which represents 0.00% of the Fund’s average net assets on an annualized basis.

10. CONCENTRATION OF RISK

Each Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state, therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt mutual fund.

11. NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Among other things, the revised Guide amends certain accounting practices and disclosures presently used, such as treatment of payments by affiliates, excess expense plan accounting, reporting by multiple-class funds, and certain financial statement disclosures. While some of the Guide’s requirements will not be effective until the SEC amends its disclosure and reporting requirements, other requirements are effective presently.

The revised Guide will require the Funds to amortize premium and accrete discount on all fixed-income securities and classify gains and losses realized on paydowns on mortgage-backed securities, which are presently included in realized gain/loss, as interest income. These accounting changes will have no impact to the Funds’ financial statements.

Independent Auditors’ Report

Board of Trustees and Shareholders
Evergreen Municipal Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Evergreen Florida High Income Municipal Bond Fund, Evergreen Florida Municipal Bond Fund, Evergreen Georgia Municipal Bond Fund, Evergreen Maryland Municipal Bond Fund, Evergreen North Carolina Municipal Bond Fund, Evergreen South Carolina Municipal Bond Fund and Evergreen Virginia Municipal Bond Fund, portfolios of Evergreen Municipal Trust, as of August 31, 2001, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen Florida High Income Municipal Bond Fund, Evergreen Florida Municipal Bond Fund, Evergreen Georgia Municipal Bond Fund, Evergreen Maryland Municipal Bond Fund, Evergreen North Carolina Municipal Bond Fund, Evergreen South Carolina Municipal Bond Fund and Evergreen Virginia Municipal Bond Fund as of August 31, 2001, and the results of their operations, changes in their net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
October 5, 2001

Additional Information (Unaudited)

Federal Income Tax Status of Distributions

For the fiscal year ended August 31, 2001, the following percentages represent the portion of distributions from net investment income, which are exempt from federal income tax, other than alternative minimum tax:

Florida High Income	99.64%
Florida Fund	99.24%
Georgia Fund	99.44%
Maryland Fund	99.66%
North Carolina Fund	99.26%
South Carolina Fund	99.26%
Virginia Fund	99.51%

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E v e r g r e e n  F u n d s

Institutional Money Market Funds

Institutional Money Market Fund
Institutional Municipal Money
    Market Fund
Institutional Treasury Money
    Market Fund
Institutional U.S. Government
    Money Market Fund
Institutional 100% Treasury Money
    Market Fund
Cash Management Money Market
    Fund
Cash Management Treasury Money
     Market Fund

Money Market Funds

California Municipal Money
    Market Fund
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Money Market Fund
Municipal Money Market Fund
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     Market Fund
New York Municipal Money
     Market Fund
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U.S. Government Money
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State Municipal Bond Funds

Connecticut Municipal Bond Fund
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    Bond Fund
Florida Municipal Bond Fund
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Maryland Municipal Bond Fund
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South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund

National Municipal Bond Funds

High Grade Municipal Bond Fund
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Municipal Bond Fund
Short-Intermediate Municipal
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Intermediate Term Municipal
    Bond Fund

543699       10/2001

Short and Intermediate Term
Bond Funds

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Omega Fund
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Stock Selector Fund
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Sector Funds

Health Care Fund
 Technology Fund
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     Fund

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800.346.3858

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www.EvergreenInvestments.com

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